As filed with the Securities and Exchange Commission on April 29, 2013

1933 Act Registration No. 33-11023
1940 Act Registration No. 811-03996

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933  ☒

POST-EFFECTIVE AMENDMENT NO. 41  ☒

AND/OR

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 42  ☒

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

(Exact Name of Registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

320 Park Avenue New York, New York 10022-6839

(Address of Depositor’s Principal Executive Office Including Zip Code)

Depositor’s Telephone Number, Including Area Code: (212) 224-1600

Amy Latkin

Vice President and Assistant General Counsel

Mutual of America Life Insurance Company

320 Park Avenue

New York, New York 10022-6839

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate space)

☐                        immediately upon filing pursuant to paragraph (b) of Rule 485

☒                      on May 1, 2013 pursuant to paragraph (b) of Rule 485

☐                        60 days after filing pursuant to paragraph (a) of Rule 485

☐                        on May 1, 2013 pursuant to paragraph (a) of Rule 485

CROSS-REFERENCE SHEET

(File No. 33-11023, Thrift Plan Contracts)

Form N-4 Item		Prospectus Caption

PART A

1.	Cover Page	Cover Page

2.	Definitions	Definitions We Use in this Prospectus

3.	Synopsis	Table of Annual Expenses

4.	Condensed Financial Information	Appendix A: Unit Value Information for the Separate Account Funds; Performance Information for the Separate Account Funds

5.	General Description of Registrant, Depositor, and Portfolio Companies	About Mutual of America and the Separate Account; Underlying Funds in which Our Separate Account Invests; Your Voting Rights for Meetings of the Underlying Funds; Administrative Matters

6.	Deductions	Table of Annual Expenses; Charges You or Your Employer Will Pay

7.	General Description of Variable Annuity Contracts	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account; Where to Contact Us and Give Us Instructions

8.	Annuity Period	You May Obtain an Annuity with Your Account Balance

9.	Death Benefit	Our Payment of Account Balance to You or a Beneficiary—Death Benefit during the Accumulation Period

10.	Purchases and Contract Value	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account

11.	Redemptions	Your Account Balance in the Separate Account Funds; Our Payment of Account Balance to You or a Beneficiary; Where to Contact Us and Give Us Instructions

12.	Taxes	Federal Tax Information for Participants

13.	Legal Proceedings	N/A (see Statement of Additional Information)

14.	Table of Contents of the Statement of Additional Information	Our Statement of Additional Information

Statement of Additional Information Caption

PART B

15.	Cover Page	Cover Page

16.	Table of Contents	Table of Contents

17.	General Information and History	N/A

18.	Services	N/A

19.	Purchases of Securities Being Offered	Distribution of the Contracts

20.	Underwriters	Distribution of the Contracts

21.	Calculation of Performance Data	Yield and Performance Information

22.	Annuity Payments	N/A

23.	Financial Statements	Financial Statements

PROSPECTUS OF

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

THRIFT PLAN CONTRACTS  THRIFT
  MAY 1, 2013

This should be read together with the Summary Prospectuses of:

Mutual of America Investment Corporation

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid Cap Value Fund

Mid-Cap Equity Index Fund

Composite Fund

International Fund

Money Market Fund

Mid-Term Bond Fund

Bond Fund

Retirement Funds:

Retirement Income Fund

2010 Retirement Fund

2015 Retirement Fund

2020 Retirement Fund

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

2050 Retirement Fund

Allocation Funds:

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Fidelity Investments® Variable
Insurance Products Funds:

Equity-Income Portfolio

Asset Manager Portfolio

Contrafund® Portfolio

Mid Cap Portfolio

Vanguard Variable Insurance Fund:

Diversified Value Portfolio

International Portfolio

REIT Index Portfolio

American Century VP Capital
Appreciation Fund

American Funds Insurance Series
New World Fund

Calvert VP SRI Balanced Portfolio

DWS Variable Series I Capital
Growth VIP

Oppenheimer Main Street Fund®/VA

PIMCO Variable Insurance Trust
Real Return Institutional Portfolio

T. Rowe Price Blue Chip Growth
Fund

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

Our privacy policy is on page 66 of this booklet.

PROSPECTUS

THRIFT PLAN CONTRACTS—
VARIABLE ACCUMULATION ANNUITY CONTRACTS
FOR THRIFT PLANS

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue, New York, New York 10022-6839

Through its

SEPARATE ACCOUNT NO. 2

The Contracts—We offer group variable accumulation annuity contracts ("Contracts") for use by thrift plans or arrangements ("Plans") of employers in the not-for-profit field (or their associations or trusts) and other for-profit employers to assist with retirement and long-term financial planning. This prospectus also includes 401(k) plan contracts. The Contracts are only available to employers who sponsor a Plan and not to individuals. A Plan must:

•  be qualified under Section 401(a) (including Section 401(k)) of the Code, or

•  meet the requirements of Section 403(b) of the Code.

Participants—A Participant or you means a participating employee under a Contract.

Contributions—You make Contributions to your Account Value, and your employer may make Contributions on your behalf, depending on the Plan. Contributions are in the amounts and at the frequency you choose, subject to restrictions in the Plan and under federal tax law provisions.

A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Value to provide fixed monthly Annuity Payments that begin at a future date you select.

Investment Alternatives for Your Account—You may allocate your Account Value to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account, unless your Plan restricts allocations. You may transfer all or any part of your Account Value among the available Investment Alternatives at any time, without charge. The Separate Account Funds invest in similarly named funds or portfolios of mutual funds ("Underlying Funds"), which currently are:

•  Mutual of America Investment Corporation ("Investment Company"): Equity Index, All America, Small Cap Value, Small Cap Growth, Mid Cap Value, Mid-Cap Equity Index, Composite, International, Money Market, Mid-Term Bond, Bond, Conservative Allocation, Moderate Allocation, Aggressive Allocation (together, these three Funds may be referred to as the "Allocation Funds"), Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement, 2045 Retirement, and 2050 Retirement Funds (together, these ten Funds may be referred to as the "Retirement Funds");

•  Fidelity Investments® Variable Insurance Products ("Fidelity VIP") Funds: Equity-Income, Asset Manager, Contrafund®, and Mid Cap Portfolios;

•  Vanguard Variable Insurance Fund: Diversified Value Portfolio, International Portfolio and REIT Index Portfolio;

•  American Century Variable Portfolios, Inc.: American Century VP Capital Appreciation Fund; and

•  American Funds Insurance Series: New World Fund;

•  Calvert VP: SRI Balanced Portfolio;

•  DWS Variable Series I: Capital Growth VIP;

•  Oppenheimer Funds: Oppenheimer Main Street Fund® V/A;

•  PIMCO Variable Insurance Trust: Real Return Institutional Portfolio; and

•  T. Rowe Price: Blue Chip Growth Fund.

We do not guarantee the investment performance of any Separate Account Fund. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund. The Underlying Funds, and therefore the Separate Account Funds, will have varying investment returns and performance.

We pay a fixed rate of interest on your Account Value in the General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives. There is a brief description of the General Account under "Our General Account".

Statement of Additional Information—You may obtain at no charge a Statement of Additional Information (SAI), dated the same date as this Prospectus, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We have filed the SAI with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.

Prospectuses—Employers should read this Prospectus before purchasing a Contract and you should read this Prospectus before electing to become a Participant, and you should keep it for future reference. This Prospectus is not valid unless the summary prospectuses of the Underlying Funds, which you also should read, are distributed with it. We distribute the summary prospectuses for the Underlying Funds with this Prospectus, and you should read them for complete information about the Underlying Funds. If you cannot locate the summary prospectuses of the Underlying Funds, which are bound together with this Prospectus, please write to us at the address at the top of this page or call 1-800-468-3785 to request one.

•  Capitalized terms unless otherwise defined in the text are described in the section captioned "Definitions We Use in this Prospectus", and throughout the Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dated May 1, 2013

(This page has been left blank intentionally.)

This Prospectus is not an offering in any jurisdiction where we may not lawfully offer the Contracts for sale. We have not authorized any person to give any information or to make any representations about the Contracts other than those in this Prospectus. A prospective purchaser who receives unauthorized information or representations must not rely on them to make any purchase decision.

TABLES OF ANNUAL EXPENSES

The following tables describe the fees and expenses that you will pay upon becoming a Participant, while you are a Participant, and upon transfer or surrender of your Account Value. State Premium Taxes may also be deducted, but we do not currently deduct them. State premium taxes vary and generally are between 0.5%-3.5%.

I.  The first table describes fees and expenses you will pay when you become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Value among Investment Alternatives.

	Maximum	Current
Participant Transaction Expenses
Sales Load on Purchases	0%	0%
Deferred Sales Load	0%	0%
Surrender Fees	0%	0%
Exchange Fees	0%	0%

II.  The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.

		403(b), 401(a), 401(k)
	403(b), 401(a), 401(k) Maximum	Standard		Tier 1 Reduced Fees (3)		Tier 2 Reduced Fees (3)
Annual Contract Fee	$24	$24	(1)	$24	(1)	$24	(1)
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	up to 2.00%(5)	.20%		.20%		.20%
Administrative Charges	up to 2.00%(5)	.50%		.15	%(3)	.20	%(3)
Distribution Expense Charge	up to 2.00%(5)	.50%		.15	%(3)	.20	%(3)
Total Separate Account Annual Expenses	2.00%	1.20	%(4)	.50	%(3)(4)	.60	%(3)(4)

Loan Charges and Interest—403(b) 401(a) and 401(k) (2)

Collateralized Loans		Uncollateralized Loans
		Payroll Deduction	Home Billing
Loan Interest	3%	Prime Rate +1%	Prime Rate +1%
Origination Fees	$0	$75	$350
Annual Loan Fees	$0	$15	$0

(1)  Annual Contract Fee. The Annual Contract Fee of $24.00 is charged at a rate of $2 per month. When referring to the monthly installment of the Annual Contract Fee we use the term "Monthly Participant Charge". Unless you use eDocuments, a feature that offers Participants a way to electronically receive communications and reports (See "Definitions we use in this Prospectus" for a description of eDocuments) you pay the lesser of a monthly amount of $2.00, or 1/12 of 1.00% of your Account Value. If you have a Designated Roth Account, the fee will be deducted from your contributions and earnings portions of such account on a pro rata basis. An employer may elect to pay your monthly charges, in which case we do not deduct the Monthly Participant Charge. We currently do not impose this charge each month if you meet the conditions listed in "Charges You or Your Employer Will Pay—Monthly Participant Charge."

(2)  The current loan interest rate for collateralized loans made in the second quarter of 2013 is 3.00%, which represents the difference between the interest charged on a loan of 5.00%, and the maximum credited rate of 2.00% for certain accounts. For Collateralized Loans (non-trusteed loans) the Loan Rate is 3% higher than the interest rate we credit to amounts held in the General Account as collateral for the loan and there are no origination or maintenance fees. The amount held in the General Account as collateral for a collateralized loan must be equal to 120% of the loan amount. For uncollateralized loans, where a Trustee has been appointed, (a) for loans repaid by payroll deduction we charge an origination fee of $75.00 and an annual fee of $15.00 per year and (b) for loans paid through home billing we charge an origination fee of $350.00. The origination fees, and the annual fees through the stated maturity of an uncollateralized loan repaid by payroll deduction, are collected at the time the loan is originated and deducted from the loan proceeds. The loan amount is withdrawn from your Account Value and you pay interest at the Prime Rate +1% to your Account. In such case, we do not receive any portion of the interest paid. See "Loans" for more details.

(3)  Reduced Fees. Plans may become eligible for the Tier 1 Reduced Fee and Tier 2 Reduced Fee if they have minimum amounts of assets in the Separate Account ($2 million for the Tier 2 Reduced Fee and $5 million for the Tier 1 Reduced Fee) and satisfy the other criteria specified in "Charges You or Your Employer Will Pay" and "Charges Under the Contracts."

(4)  Adviser Reimbursements. All Contracts with assets invested in the American Century VP Capital Appreciation Fund, Fidelity VIP Funds, PIMCO Variable Insurance Trust Real Return Institutional Portfolio, and T. Rowe Price Blue Chip Growth Fund, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the fees they pay equal to reimbursements we receive from service providers to those funds. The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses; the investment adviser and distributor for the PIMCO Variable Insurance Trust Real Return Institutional Portfolio reimburses us at an annual rate of 0.25% for certain services we provide; the transfer agent and distributor for the four Fidelity VIP Funds reimburse us at an annual rate of 0.10% for certain services we provide; and the investment adviser for the T. Rowe Price Blue Chip Growth Fund reimburses us at an annual rate of 0.15% for administrative services we provide, or at an annual rate of 0.25% if the aggregate dollar value of the shares of that fund held in Mutual of America separate accounts exceed $250,000,000 at all times during a month. Mutual of America will apply the amount of the T. Rowe Price reimbursement to reduce Separate Account fees for the contract assets that are invested in the T. Rowe Price Blue Chip Growth Fund after we are notified of, and receive, the reimbursement. The effect of the reimbursements on all Contracts is more specifically discussed under "Charges You or Your Employer Will Pay" and "Charges under the Contracts."

(5)  Expense Risk Fee, Administrative Charges and Distribution Expense Charge may not exceed 2.00% in the aggregate.

III.  Underlying Fund Expenses. The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you are a Participant. (Underlying Fund expenses may vary from year to year.) These are based on the actual charges incurred by the Underlying Funds during 2012 before any expense reimbursement. You should refer to the summary prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

	Maximum	Minimum
Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)	1.00%	.22%

Example

The Example below is intended to help you compare the cost of being a Participant with the cost of investing in other variable annuity contracts if we were to raise our current fees and expenses to the maximum amounts. These costs include Participant transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year.

We do not impose a surrender charge when you make a withdrawal of Account Value. As a result, the expenses would be the same whether or not you surrender the Account Value, or apply the Account Value for the purchase of an annuity (annuitize), at the end of the applicable time period.

Example Based on Maximum Costs. This example also assumes the maximum fees and expenses of the Underlying Funds during 2012, with the maximum Annual Contract Fee and the maximum Separate Account Annual Expenses shown in the Table of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
403(b)/401(a)/(k) Maximum(1)	$324	$1,021	$1,789	$4,072

(1)  Assumed Annual Contract Fee of $15.95 per $10,000 of Separate Account value and an average account balance of $15,049.

Accumulation Unit Values for the Separate Account Funds

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent annual financial statements by calling us at 1-800-468-3785.

SUMMARY OF INFORMATION IN THIS PROSPECTUS

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations. This Prospectus describes all of the Contracts, and their material features and benefits, and your rights and obligations under such Contracts.

Contracts We Offer

We offer the Contracts in connection with employer-sponsored plans to assist with retirement and long-term financial planning by both for-profit and not-for-profit employers and their employees. Refer to "Purchasing a Contract and Making Contributions—Purchase of a Contract; Participation." The types of thrift plans or arrangements for which we will issue a Contract are:

1.  403(b) Thrift Contract (called a Thrift Plan or a 403(b) Thrift Plan).

We issue Contracts to Employers to fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code. A Contractholder must be a tax-exempt organization under Code Section 501(c)(3) or an eligible public school or college, or an association that represents that type of tax-exempt organization or eligible public school or college or its employees.

Under a 403(b) Thrift Plan Contract, you ordinarily make Contributions through a voluntary salary reduction arrangement, and your Contributions are "pre-tax". If permitted by your Employer's Plan, you may also make Designated Roth Contributions. Such Contributions are made "after-tax." If certain rules under the Code are satisfied, distributions of Designated Roth Contributions and any earnings thereon, will be tax-free. Your Employer may match all or part of these Contributions, under a fixed matching formula (such as a set percentage). You may make additional Contributions that your Employer does not match, subject to limits contained in the Code, or the Plan. An Employer may make non-matched Contributions, and a formula set forth in the Plan will determine how those Contributions are allocated to Participants. Some Plans permit only Employer Contributions. Your Employer's Plan may require that you be automatically enrolled if you fail to make an affirmative election to opt out of the participation in the Plan by a specified date. In that event, the Employer would provide advance written notice of the automatic enrollment provision, including the date that contributions would commence and the default investment fund to which contributions would be applied.

For federal income tax purposes, you may exclude Contributions, other than Designated Roth Contributions, from gross income within the limits provided under Section 403(b).

2.  401(a) Thrift Plan or 401(k) Profit Sharing Plan.

We issue Contracts to fund annuity benefits under retirement plans that qualify for special federal income tax treatment under Section 401(a) of the Code, including retirement plans that also meet the requirements of Section 401(k) of the Code. A Contractholder typically is an Employer that has adopted a 401(a) Plan, although the Contractholder may be the trustees of the Plan if a Plan provides for a trust.

Depending on the type of Plan, you make Contributions:

•  For 401(a) Plans through a voluntary payroll deduction arrangement with the Employer, where the Contributions are "after-tax" (but not Designated Roth Contributions), meaning you may not deduct or exclude them from your gross income, or

•  For 401(k) Plans through a salary reduction agreement with the Employer, where the Contributions are "pre-tax", meaning you may exclude them from your gross income within the limits of Code Section 401(k).

•  For 401(k) Plans, if permitted by your Employer's Plan, you may also make Designated Roth Contributions.

The Employer may match all or a portion of your Contributions, under a specific matching Contribution formula (such as a set percentage). You may make additional Contributions that your Employer does not match. An Employer also may specify or annually declare a non-matched amount to be allocated among Participants under a specific formula set forth in the Plan. Your Employer's Plan may require that you be automatically enrolled if you fail to make an affirmative election, by a specified date, not to participate in the Plan. In that event, the Employer would provide advance written notice of the automatic enrollment provision, including the date that contributions would commence and the default investment fund to which contributions would be applied.

We also issue Contracts to fund defined contribution pension and profit-sharing plans that qualify under Code Section 401(a), and some of these Plans may provide for Employer Contributions only.

Contributions during the Accumulation Period

Your Contributions and your Employer's Contributions on your behalf may be in the amounts and made at the times a Plan permits or requires. Your Contributions also must be in the amounts and at a frequency the Employer agrees to, based on your payroll period.

Minimum Required. Your Plan may specify a minimum amount of Contributions.

Limits on Amounts. The maximum annual Contributions are the amounts permitted under the Code for the type of Plan or arrangements funded by the Contract. Refer to "Purchasing a Contract and Making Contributions—Payment of Contributions" and "Federal Tax Information".

Investment Alternatives for Your Account Value

You may allocate Contributions among the Investment Alternatives, subject to any restrictions contained in your Employer's Plan. At any time, you may change your allocation instructions for future Contributions and transfer all or part of your Account Value among the available Investment Alternatives.

The General Account. We pay interest on the portion of your Account Value allocated to our General Account at a rate of interest determined from time to time by us. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. Refer to "Our General Account" for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Contributions or transfer Account Value to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Value in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

Underlying Funds

The Separate Account Funds currently invest in thirty-eight Underlying Funds, which have different investment objectives, investment policies and risks. Please refer to "Underlying Funds in which Our Separate Account Invests" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are distributed with this Prospectus.

Charges under the Contracts

We deduct several charges from the net assets of each Separate Account Fund. Refer to "Charges You or Your Employer Will Pay". Plans with assets in the Separate Account are eligible for the Tier 2 Reduced Fee ($2 million in assets) or the Tier 1 Reduced Fee ($5 million in assets) as discussed in more detail below and in "Charges You or Your Employer Will Pay". In addition, all Contracts with assets invested in the American Century VP Capital Appreciation Fund, Fidelity VIP Funds, PIMCO Variable Insurance Trust Real Return Institutional Portfolio, and the T. Rowe Price Blue Chip Growth Fund, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the Annual Separate Account Expenses equal to the reimbursement we receive from service providers to those funds, as is discussed in more detail below and in "Charges You or Your Employer Will Pay".

Together, these charges are referred to as the Total Separate Account Annual Expenses. The Total Separate Account Annual Expenses are:

The standard charges, totaling 1.20%, subject to reduction as noted below for assets in the American Century VP Capital Appreciation Fund, PIMCO Variable Insurance Trust Real Return Institutional Portfolio, and T. Rowe Price Blue Chip Growth Fund, include:

•  An administrative expense charge at an annual rate of 0.50%;

•  A charge at an annual rate of 0.50% for expenses related to the distribution of the Contracts; and

•  A charge at an annual rate of 0.20% for assuming certain expense risks under the Contracts.

The administrative expense charge and the distribution expense charge are reduced by reimbursements from certain fund advisers. See "Charges You or Your Employer Will Pay".

Tier 1 Reduced Fees. The standard Annual Separate Account Expense is 1.20% and the Tier 1 Reduced Fee is 0.50% for Plans remitting Contributions and using Hotline Plus, an online benefits administration system that allows employers to log on to a secure website to perform many administrative tasks (See "Definitions we use in this Prospectus" for a definition of Hotline Plus), and the Plan has assets in the Separate Account of at least $5 million. For more important details about eligibility for Tier 1 Reduced Fees, loss of eligibility for Tier 1 Reduced Fees and the effect of the Tier 1 Reduced Fees on fees for assets invested in the American Century VP Capital Appreciation Fund, Fidelity VIP Funds, PIMCO Variable Insurance Trust Real Return Institutional Portfolio, and T. Rowe Price Blue Chip Growth Fund, see Charges You or Your Employer Will Pay.

Tier 2 Reduced Fees. The standard Annual Separate Account Expense is 1.20%, and the Tier 2 Reduced Fee is 0.60% for Plans remitting Contributions and using Hotline Plus and the Plan has assets in the Separate Account of at least $2 million. For more important details about eligibility for Tier 2 Reduced Fees, loss of eligibility for Tier 2 Reduced Fees and the effect of the Tier 2 Reduced Fees on fees for assets invested in the American Century VP Capital Appreciation Fund, Fidelity VIP Funds, PIMCO Variable Insurance Trust Real Return Institutional Portfolio, and T. Rowe Price Blue Chip Growth Fund, see Charges You or Your Employer Will Pay.

Aggregation Rule. Any entity affiliated with an Employer that is participating in the Employer's Plan, will be eligible for the Tier 1 Reduced Fees or Tier 2 Reduced Fees provided that the aggregated Separate Account assets of the Employer and the affiliated entities in the Employer's Plan meet the eligibility criteria for the Tier 1 Reduced Fees or Tier 2 Reduced Fees and the Employer's Plan is remitting premiums using Hotline Plus.

Annual Contract Fees. Unless you have consented to use eDocuments, a feature that offers Participants a way to electronically receive communications and reports (see "Definitions we use in this Prospectus" for a definition of eDocuments), we also deduct from your Account Value an Annual Contract Fee on a monthly basis. The monthly charge is $2.00 if you have an Account Value of $2,400 or more during the month, or 1/12 of 1% of the Account Value if your Account Value is less than $2,400 in any month (which will be less than $2.00). We do not impose the Annual Contract Fee on a monthly basis for any month in which a Plan has 500 or more Participants with Account Values in the Plan under the Contract or has at least $5 million in Contract assets as of the last day of the month and is using our Hotline Plus system. For purposes of meeting the $5 million threshold to qualify for this waiver, certain approved national and affiliated plans are aggregated. We also do not impose the Annual Contract Fee on a monthly basis for any month that your Account Value at the end of the month is less than $300. We also impose the Annual Contract Fee on a monthly basis for Participants who do not elect to use eDocuments or who discontinue using eDocuments, but we do not impose it for Participants meeting the conditions listed in "Charges You or Your Employer Will Pay—Monthly Participant Charges." Refer to "Charges You or Your Employer Will Pay—Monthly Participant Charges."

Loan Charges. If your Employer's Plan allows participant loans, you may borrow using your Account Value. See Loans. If you are permitted to borrow against your Account Value under your Employer's Plan and you choose to take a loan from your Account Value, the current loan interest rate for collateralized loans is 3.00%, which represents the difference between the interest charged on a loan and the maximum credited rate for collateral held in the General Account. You may incur charges and fees, in addition to interest at a rate of 3% higher than the interest rate we credit to amounts in the General Account held for a collateralized loan (collateralized loans are non-trusteed loans) or the prime rate +1% for trusteed loans. For a collateralized (non-trusteed) loan there are no origination or other fees. For trusteed loans (uncollateralized loans) there are fees based on the method of repayment, as explained in more detail in your Contract:

•  For payroll deduction loan payments there is a $75 origination fee and a $15 annual fee.

•  For home billing there is a $350 origination fee, and no annual fee.

For collateralized loans, the amount held in the General Account as collateral must equal 120% of the loan amount.

Expenses of the Underlying Funds. A Separate Account Fund's value is based on the shares it owns of the Underlying Funds. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the prospectuses of the Underlying Funds for a complete description of their fees and expenses.

Employer Charges

We provide varying levels of Plan-related administrative services to Employers that have adopted 401(k), 401(a) and 403(b) Plans and charge such Employers sponsoring 401(k), 401(a) and 403(b) Plans a monthly fee subject to a waiver, if applicable. The fees charged to Employers for such administrative services will vary based on the service model selected by the Employer. The specific services and all applicable charges will be set forth in notices to Employers.

Transfers and Withdrawals of Account Value

During the Accumulation Period, you may transfer all or a portion of your Account Value among the Investment Alternatives, unless your Plan limits transfers or restricts Contributions to only the General Account. If you have a loan under a Plan secured by all or part of your Account Value, we restrict your transfer or withdrawal from the General Account of the loan collateral security amount. Amounts held in a Designated Roth Account cannot serve as collateral for a loan. In certain 401(k) Plans, loans may be made under a trust, which may not be secured by any amounts held under a contract. Refer to "Our Payment of Account Value to You or a Beneficiary—Your Right to Transfer Among Investment Alternatives".

During the Accumulation Period, you may withdraw all or a portion of your Account Value under the circumstances set forth in the Code and the Plan. You generally may not withdraw your Account Value until you have reached the age of 59 1/2 or terminated employment with the Employer. If you are married, you may need the consent of your Eligible Spouse in order to make a withdrawal. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available. Refer to "Our Payment of Account Value to You or a Beneficiary—Your Right to Make Withdrawals, including by Specified Payments".

Under our Specified Payments Option, if you are eligible to make withdrawals you may instruct us to withdraw a certain amount (at least $100) each month from the Investment Alternatives you name. You must be age 59 1/2 or older, or have terminated employment with the plan sponsor after first reaching age 55, to elect this Option.

You may have taxable income upon any withdrawal of your Account Value. You will be taxed at ordinary income tax rates on the amount withdrawn, except for the portion of the withdrawal that is considered to be a return of your after-tax Contributions (if any), or if it is a qualified withdrawal of Designated Roth Amounts. The taxable portion of withdrawals may be subject to a 10% tax penalty, unless you have reached the age of 59 1/2, are disabled or in certain other circumstances. Refer to "Federal Tax Information".

The Code imposes minimum distribution requirements for the Contracts, when you reach a certain age or in some other circumstances. You may be required to make withdrawals of Account Value, or may choose to begin receiving Annuity Payments, to meet the minimum distribution requirements.

How to Make Allocation Changes, Transfers and Withdrawals

In Writing. You must give instructions on our forms to change the allocations among Investment Alternatives for future Contributions, to transfer your Account Value among Investment Alternatives or to make withdrawals from your Account Value. Certain withdrawals require the written consent of the Eligible Spouse. Refer to "Where To Contact Us and Give Us Instructions".

By Telephone or Internet. Using the Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 or visit our website at www.mutualofamerica.com to obtain information about your Account Value, to change the allocations among Investment Alternatives for future Contributions and to transfer your Account Value among Investment Alternatives, except that you may not use our toll-free number or website to place orders for the transfer of your Account Value to the Investment Company International Fund, the American Funds Insurance Series New World Fund, or the Vanguard Variable Insurance Fund International Portfolio ("Vanguard International Fund") (together, these Funds may be referred to as the "International Funds"). Transfers into any of the International Funds can be made only in writing and by United States Postal Service ("U.S.P.S.") regular mail to our Boca Raton Financial Transaction Processing Center. You may not make withdrawals by telephone or Internet. Refer to "Where to Contact Us and Give Us Instructions".

Our Home Office, Processing Center and Regional Offices. Our home office address is 320 Park Avenue, New York, New York 10022-6839. The address for our Financial Transaction Processing Center, where you may send requests for allocation changes or transfers among Investment Alternatives and written requests for transfer into any of the International Funds by U.S.P.S. regular mail, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You may obtain the address of the Regional Office that provides services for your Contract by calling 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

Confirmation Statements. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation instruction changes, except when made via our website, and for Contributions by you or by your employer on your behalf, transfers of Account Value and withdrawals of Account Value. You must promptly notify us of any error in a confirmation statement or you will give up your right to have us correct the error. Refer to "Administrative Matters—Confirmation Statements to Participants".

Death Benefits during the Accumulation Period

If you die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If you have an Eligible Spouse, your Eligible Spouse will generally be the Beneficiary unless the Eligible Spouse has consented in writing to the designation of another Beneficiary.

The amount of the death benefit will be your Account Value (less outstanding loans and interest) as of the date we receive proof of death and all other documentation necessary for us to process the death benefit request. The death benefit will be paid in accordance with the election of the Beneficiary(ies). The Beneficiary will select the form of death benefit, which may be a single sum, a form of annuity or fixed payments. Refer to "Our Payment of Account Value to You or a Beneficiary—Death Benefit during the Accumulation Period" and "Federal Tax Information".

Annuity Commencement Date and Amount of Monthly Payment

You may select the Annuity Commencement Date, which must be the first of a month. Generally, the Plans require that you must have reached the age of 55 to begin receiving Annuity Payments, unless the Annuity Payments are under a Qualified Joint and Survivor Annuity form when the Participant's Eligible Spouse is the joint Annuitant and you die when your spouse is under age 55. The Annuity Payments will be fixed at the same amount every month and will be based on your Account Value at the Annuity Commencement Date, the form of annuity you select, the annuity purchase rates in effect for your Contract, and your age. We guarantee that the monthly amount of the Annuity Payments, for the form of annuity selected, will be the better of the guaranteed purchase rate in the Contract or the then-current annuity purchase rate at the time of your Annuity Commencement Date. Refer to "You May Obtain an Annuity with Your Account Value".

Forms of Annuity Available. We offer several forms of annuity, some of which have guaranteed minimum time periods for payments. Under some forms, you will be the Annuitant and may name another person as the joint Annuitant. If you die (and the joint Annuitant dies, if the form is a joint and survivor annuity) before the minimum period has ended, the Beneficiary will receive any remaining Annuity Payments due. A life annuity protects you from outliving the time period for receiving monthly payments, because the payments continue for your life.

You may select the annuity form when you designate the Annuity Commencement Date. If you are married, you and your Eligible Spouse will receive a joint and survivor annuity, unless your spouse consents in writing to another form of annuity. Refer to "You May Obtain an Annuity with Your Account Value—Available Forms of Annuity".

ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT

We are obligated to pay all amounts required on the part of the insurer under the Contracts. We are a mutual life insurance company organized under the laws of the state of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022.

We were incorporated in 1945 as a non-profit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit organizations, not-for-profit organizations, employees and individuals.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations, their employees and individuals. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2012, we had total assets, on a consolidated basis, of approximately $14.7 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M Best Company, Standard & Poor's Ratings Services and Fitch Ratings, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

We have no support agreements with, or guarantees from, third parties for the payment of benefits under our Contracts. We are responsible for the payment of all such benefits.

Our Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund. See "Underlying Funds in which our Separate Account Invests," below.

The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Values and any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Financial Services of the State of New York, and by the insurance regulatory authorities of each state.

Other Variable Annuity Contracts We Issue

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Value allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public. Mutual of America Investment Corporation sells its shares only to the separate accounts of Mutual of America Life Insurance Company and to American Separate Accounts No. 2 and No. 3.

You will find more detailed information about the Underlying Funds in their current summary prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Underlying Funds

Equity Index Fund of the Investment Company

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500® Composite Stock Price Index (the S&P 500 Index).* The Fund invests primarily in common stocks that are included in the S&P 500® Index to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund attempts to be fully invested at all times.

All America Fund of the Investment Company

The All America Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the Indexed Assets) to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund invests the remaining approximately 40% of its assets (the Active Assets) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Small Cap Value Fund of the Investment Company

The Small Cap Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in value stocks issued by companies with small-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap value stocks.

Small Cap Growth Fund of the Investment Company

The Small Cap Growth Fund seeks capital appreciation. The Fund seeks to meet its objective by investing in growth stocks issued by companies with small-sized market capitalizations believed to possess above-average growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap growth stocks.

*  "Standard & Poor's", "S&P", "S&P 500" and "S&P MidCap 400®" are trademarks of Standard & Poor's Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Mid Cap Value Fund of the Investment Company

The Mid Cap Value Fund seeks capital appreciation and, to a lesser extent, current income. The Fund seeks to achieve its objective by investing in value stocks issued by companies with mid-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in mid cap value stocks.

Mid-Cap Equity Index Fund of the Investment Company

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400® Index.* The Fund invests primarily in the 400 common stocks that are included in the S&P MidCap 400® Index to replicate, to the extent practicable, investment results that correspond to the performance of the S&P MidCap 400® Index. The Fund attempts to be fully invested at all times.

Composite Fund of the Investment Company

The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in investment-grade debt securities and money market instruments.

International Fund of the Investment Company

The International Fund seeks capital appreciation, by investing directly and/or indirectly in stocks of companies located outside of the United States that reflect or are contained in the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (MSCI EAFE Index**). At least 85% of the International Fund's total assets are invested in equity securities (including exchange-traded fund securities) under normal market conditions and at least 80% of the Fund's total assets are invested, directly or indirectly, in stocks of foreign companies represented in the MSCI EAFE Index through purchases of such stocks, iShares, Vanguard exchange traded funds**, or equivalent securities designed to track or reflect the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

Money Market Fund of the Investment Company

The Money Market Fund seeks the realization of current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other agency of the U.S. Government insures or guarantees the Separate Account's investment in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Separate Account, the

*  "Standard & Poor's", "S&P", "S&P 500" and "S&P MidCap 400®" are trademarks of Standard & Poor's Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

**  MSCI EAFE Index is a service mark of MSCI. MSCI does not sponsor, issue, sell or promote iShares Funds or other ETFs which are based on the MSCI EAFE Index and MSCI makes no representations regarding the advisability of investing in shares of such Funds. Vanguard ETF Shares are an exchange traded class of shares issued by certain Vanguard mutual funds. The Vanguard Group, Inc. is the investment adviser and does not make any representation regarding the advisability of investing in the International Fund.

Investment Company, its Adviser and distributor are taken into account. It is possible to lose money invested in this fund. The Fund does not maintain a stable net asset value. The Fund's net asset value will generally rise during the year as the Fund earns income, before dividends are paid. The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of December each year.

Mid-Term Bond Fund of the Investment Company

The Mid-Term Bond Fund seeks current income, with a secondary objective of preservation of capital. The Fund invests primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities with ratings that range from AAA to BBB at the time of purchase. The average maturity of the Fund's securities will be between three and seven years.

Bond Fund of the Investment Company

The Bond Fund seeks current income with a secondary objective of preservation of capital. The Fund invests primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities with ratings that range from AAA to BBB at the time of purchase. The average maturity for the Fund will be longer than the average maturity of the debt securities held by the Mid-Term Bond Fund.

Retirement Income Fund of the Investment Company

The Retirement Income Fund seeks current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Fund invests in other funds of the Investment Company ("IC Funds") in proportions that are balanced to meet the goal of the Fund, which is to produce current income and preserve the value of the investments of retired individuals. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the target allocation.

2010 Retirement Fund of the Investment Company

The 2010 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2015 Retirement Fund of the Investment Company

The 2015 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2020 Retirement Fund of the Investment Company

The 2020 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2025 Retirement Fund of the Investment Company

The 2025 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2030 Retirement Fund of the Investment Company

The 2030 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2035 Retirement Fund of the Investment Company

The 2035 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2040 Retirement Fund of the Investment Company

The 2040 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2045 Retirement Fund of the Investment Company

The 2045 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2050 Retirement Fund of the Investment Company

The 2050 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

Conservative Allocation Fund of the Investment Company

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, and 45% in the Mid-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

Moderate Allocation Fund of the Investment Company

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

Aggressive Allocation Fund of the Investment Company

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% in the Small Cap Growth Fund and 5% in the Small Cap Value Fund, and 25% of net assets in the Bond Fund.

Fidelity VIP Equity-Income Portfolio

The Fidelity VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500® Index. The Portfolio normally invests at least 80% of its assets in equity securities and normally invests assets primarily in income-producing equity securities. The Portfolio may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Asset Manager Portfolio

The Fidelity Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Portfolio's Adviser allocates the fund's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.

Fidelity VIP Contrafund® Portfolio

The Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation. The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Portfolio may invest in securities of domestic and foreign issuers. The Portfolio may invest in either "growth" stocks or "value" stocks or both.

Fidelity VIP Mid Cap Portfolio

The Fidelity VIP Mid Cap Portfolio seeks long-term growth of capital. The principal investment strategies include: normally investing primarily in common stocks, normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor's MidCap 400® Index) potentially investing in companies with smaller or larger market capitalizations, investing in domestic and foreign issuers, investing in either "growth" stocks or "value" stocks or both, using fundamental analysis of each issuer's financial condition and industry position and market economic conditions to select investments.

Vanguard Variable Insurance Fund Diversified Value Portfolio®

The Vanguard Variable Insurance Fund Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The primary investment strategies include: investing mainly in common stocks of large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the advisor, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields. Vanguard is a registered trademark of The Vanguard Group.

Vanguard Variable Insurance Fund International Portfolio®

The Vanguard Variable Insurance Fund International Portfolio seeks to provide long-term capital appreciation. The primary investment strategies of the Portfolio include: investing in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies with above-average growth potential. The portfolio uses multiple investment advisors. Vanguard is a registered trademark of The Vanguard Group.

Vanguard Variable Insurance Fund REIT Index Portfolio®

The Vanguard Variable Insurance Fund REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio employs an indexing investment approach designed to track the performance of the MSCI US REIT Index. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs). The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. Vanguard is a registered trademark of The Vanguard Group.

American Century VP Capital Appreciation Fund

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized and smaller firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities, options and investment grade debt obligations.

American Funds Insurance Series New World Fund

The American Funds Insurance Series New World Fund seeks long-term capital appreciation. The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets and that the investment adviser believes have potential of providing capital appreciation. The fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds, rated Ba1 or below and BB+ or below, with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as "junk bonds." The fund primarily invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets. The investment adviser uses a system of multiple portfolio counselors in managing the fund's assets.

Calvert VP SRI Balanced Portfolio

The Calvert VP SRI Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. The Portfolio seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges.

DWS Capital Growth VIP

The DWS Capital Growth VIP seeks to provide long-term growth of capital. The fund normally invests at least 65% of total assets in equities, mainly common stocks of U.S. companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500® Index (generally 500 of the largest companies in the US) or the Russell 1000® Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios).

Oppenheimer Main Street Fund®/VA

The Oppenheimer Main Street Fund®/VA seeks capital appreciation (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund currently mainly invests in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities such as bonds and debentures, but does not currently emphasize these investments.

PIMCO Variable Insurance Trust Real Return Institutional Portfolio

The PIMCO Variable Insurance Trust Real Return Institutional Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests primarily in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated or of comparable quality. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

T. Rowe Price Blue Chip Growth Fund

The T. Rowe Price Blue Chip Growth Fund seeks to provide long-term capital growth. Income is a secondary objective. The Fund invests primarily in the common stocks of large and medium-sized blue chip growth companies. These are firms that the Fund views as well established in their industries and have the potential for above-average earnings growth. In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the fund's management believes will provide an opportunity for substantial appreciation.

Investment Advisers for the Underlying Funds

Mutual of America Investment Corporation: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the "Adviser"), an indirect wholly-owned subsidiary of Mutual of America.

Fidelity VIP Funds: The VIP Equity-Income, Asset Manager, Contrafund® and Mid Cap Portfolios receive investment advice from Fidelity Management & Research Company.

Vanguard VIF Portfolios: The Diversified Value Portfolio receives advisory services from Barrow, Hanley, Mewhinney & Strauss, Inc. The International Portfolio receives advisory services from Schroder Investment Management North America Inc., Baillie Gifford Overseas Limited and M&G Investment Management Limited. The REIT Index Portfolio receives advisory services from The Vanguard Group, Inc.

American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.

American Funds Insurance Series: The New World Fund receives investment advice from Capital Research and Management Company.

Calvert VP SRI Balanced Portfolio: The Portfolio receives investment advice from Calvert Investment Management, Inc. ("Calvert"), which has entered into a subadvisory agreement with New Amsterdam Partners, LLC for the equity portion of the Portfolio. Calvert handles the allocation of assets and Portfolio Managers for the Portfolio, and manages the fixed income portion of the Portfolio.

DWS Variable Series I: The DWS Capital Growth VIP receives investment advice from Deutsche Investment Management Americas Inc.

Oppenheimer Main Street Fund®/VA: The Fund receives investment advice from OFI Global Asset Management, Inc., which has entered into a subadvisory agreement with OppenheimerFunds, Inc.

PIMCO Variable Insurance Trust: Real Return Institutional Portfolio receives investment advice from Pacific Investment Management Company LLC ("PIMCO").

T. Rowe Price: Blue Chip Growth Fund receives investment advice from T. Rowe Price Associates, Inc. (T. Rowe Price).

CHARGES YOU OR YOUR EMPLOYER WILL PAY

Separate Account Charge

The standard Annual Separate Account Expense including the Administrative Charges, Distribution Expense Charge and Expense Risk Charge discussed in more detail below, is 1.20%.

Tier 1 Reduced Fees. The standard Annual Separate Account Expense is 1.20% and the Tier 1 Reduced Fee is 0.50% for Plans meeting the following criteria: (a) the Plan is remitting Contributions and is using Hotline Plus, an online benefits administration system that allows employers to log on to a secure website to perform many administrative tasks, (See "Definitions we use in this Prospectus" for a definition of Hotline Plus) and (b) the Plan has assets in the Separate Account of at least $5 million, initially or when being reconsidered after losing eligibility. After a Plan becomes eligible for the Tier 1 Reduced Fee, it must maintain assets in the Separate Account of at least $4.8 million as of the last day of a calendar quarter to remain eligible for the Tier 1 Reduced Fee for the following calendar quarter. Loss of eligibility for failure to maintain at least $4.8 million of assets in the Separate Account for the Tier 1 Reduced Fee will occur for any reason; for example, withdrawals from the Plan or the investment performance of the Underlying Funds. Eligibility for the Tier 1 Reduced Fee will be lost irrespective of the amount of a Plan's assets in the Separate Account, if the Plan at any time stops remitting Contributions or does not use Hotline Plus. Eligibility for the Tier 1 Reduced Fee is determined for new Plans on the date the Plan's assets are received by the Separate Account and we begin providing administrative services.

Tier 2 Reduced Fees. The standard Annual Separate Account Expense is 1.20%, and the Tier 2 Reduced Fee is 0.60% for Plans of Employers meeting the following criteria: (a) the Plan is remitting Contributions and is using Hotline Plus and (b) the Plan has assets in the Separate Account of at least $2 million, initially or when being reconsidered after losing eligibility. After a Plan becomes eligible for the Tier 2 Reduced Fee, it must maintain assets in the Separate Account of at least $1.8 million as of the last day of a calendar quarter to remain eligible for the following calendar quarter. Loss of eligibility for failure to maintain at least $1.8 million of assets in the Separate Account for the Tier 2 Reduced Fee will occur for any reason; for example, withdrawals from the Plan or the investment performance of the Underlying Funds. Eligibility for the Tier 2 Reduced Fee will be lost, irrespective of the amount of a Plan's assets in the Separate Account, if the Plan at any time stops remitting Contributions or does not use Hotline Plus. Eligibility for the Tier 2 Reduced Fee is determined for new Plans on the date the Plan's assets are received by the Separate Account and we begin providing administrative services.

We may increase or decrease the daily and monthly administrative charges described below, subject to any limitations in the Contract. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

Administrative Charges

We perform administrative functions in connection with the Contracts, including receiving and allocating Contributions, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses. Plans with assets in the Separate Account are eligible for the Tier 2 Reduced Fee ($2 million in assets) or the Tier 1 Reduced Fee ($5 million in assets) as discussed in more detail above.

•  For each Fund, the charge is at an annual rate of .50% (0.15% if the Tier 1 Reduced Fee is applicable and .20% if the Tier 2 Reduced Fee is applicable), except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses from other sources.

Distribution Expense Charge

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

•  For each Fund, the charge is at an annual rate of .50% (0.15% if the Tier 1 Reduced Fee is applicable and .20% if the Tier 2 Reduced Fee is applicable), except that we reduce the distribution charge to the extent we receive a reimbursement for administrative or distribution expenses from other sources.

Expense Risk Charge

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.

•  For assuming expense risks under the Contracts, on each Valuation Day we make a deduction at an annual rate of 0.20% of the net assets of each Fund. We have the right to increase the expense charge, subject to any limitation in a Plan or Contract.

Separate Account Charge Reduction—Reimbursement from American Century, T. Rowe Price, PIMCO and Fidelity

We receive reimbursements for administrative expenses and certain services from the investment advisers to certain of the Underlying Funds. We do not keep any of the reimbursements we receive and we apply all of such reimbursements, to the extent received by us, to reduce the Separate Account Charge applicable to assets invested in those separate account investment alternatives. We currently receive the following reimbursements:

•  the investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses;

•  the investment adviser and distributor for the PIMCO Variable Insurance Trust Real Return Institutional Portfolio reimburses us at an annual rate of 0.25% for certain services we provide;

•  the transfer agent and distributor for the four Fidelity VIP Funds reimburse us at an annual rate of 0.10% for certain services we provide; and

•  the investment adviser for the T. Rowe Price Blue Chip Growth Fund reimburses us at an annual rate of 0.15% for administrative services we provide, or at an annual rate of 0.25% if the aggregate dollar value of the shares of that fund held in Mutual of America separate accounts exceed $250,000,000 at all times during a month. Mutual of America will apply the amount of the T. Rowe Price reimbursement to reduce Separate Account fees for the contract assets that are invested in the T. Rowe Price Blue Chip Growth Fund after we are notified of, and receive, the reimbursement.

For each Fund of the Separate Account invested in the American Century, T. Rowe Price, PIMCO or Fidelity investment alternatives, the following reductions in the Separate Account Charge apply:

Standard Separate Account Fees:

•  Standard Charge: 1.20%

•  Charge for assets invested in Fidelity Funds: 1.10%

•  Charge for assets invested in PIMCO Portfolio: 0.95%

•  Charge for assets invested in T. Rowe Price Fund: 1.05% (or 0.95%, if Mutual of America separate account assets in the Fund exceed $250,000,000 at all times during a month and we have been notified of, and received, the increased reimbursement)

•  Charge for assets invested in American Century Fund: 0.95%

Assets Qualifying for Tier 1 Reduced Fees:

•  Tier 1 Charge: 0.50%

•  Charge for assets invested in Fidelity Funds: 0.40%

•  Charge for assets invested in PIMCO Portfolio: 0.25%

•  Charge for assets invested in T. Rowe Price Fund: 0.35% (or 0.25%, if Mutual of America separate account assets in the Fund exceed $250,000,000 at all times during a month and we have been notified of, and received, the increased reimbursement)

•  Charge for assets invested in American Century Fund: 0.25%

Assets Qualifying for Tier 2 Reduced Fees:

•  Tier 2 Charge: 0.60%

•  Charge for assets invested in Fidelity Funds: 0.50%

•  Charge for assets invested in PIMCO Portfolio: 0.35%

•  Charge for assets invested in T. Rowe Price Fund: 0.45% (or 0.35%, if Mutual of America separate account assets in the Fund exceed $250,000,000 at all times during a month and we have been notified of, and received, the increased reimbursement)

•  Charge for assets invested in American Century Fund: 0.35%

Monthly Participant Charge

We make an additional deduction for administrative expenses each month, referred to, on an annual basis, in the Table of Annual Separate Account Expenses as the Annual Contract Fee, from each Participant's Account Value, unless the Employer has elected to pay this charge on behalf of its Participants. Because we deduct or receive this charge monthly, we refer to the monthly installment as "the Monthly Participant Charge." The Monthly Participant Charge is currently the lesser of:

•  $2.00 per month, or

•  1/12 of 1% of your Account Value, which will apply if your Account Value at the end of the month is less than $2,400.

Waiver of Monthly Participant Charge.

We do not impose the Monthly Participant Charge for a month if:

•  your Account Value at the end of the month is less than $300,

•  you agree to use eDocuments, a feature that offers Participants a way to electronically receive communications and reports, such as quarterly statements, prospectuses, underlying fund and separate account annual and semi-annual reports (See "Definitions we use in this Prospectus" for a description of eDocuments), as of the last day of the month, for as long as your consent to use eDocuments is in effect, or

•  the Employer is using our Hotline Plus system, an online benefits administration system that allows employers to log on to a secure website to perform many administrative tasks, such as enrolling employees in, or removing employees from, the Plan, making contributions and other functions (See "Definitions we use in this Prospectus" for a definition of Hotline Plus), and on the last day of the month the consolidated assets of an Employer's TDA, 403(b), 401(k), 401(a) defined contribution, SEP IRA and governmental 457 plans were $5 million or more If the aggregated assets were less than $5 million, each plan with 500 or more Participants with Account Values in the Plan under the Contract on the last day of the month will be waived. In addition, certain approved national and affiliated Plans are aggregated for the purpose of meeting the $5 million threshold to qualify for this waiver.

Monthly Participant Charges under Multiple Plans or Contracts that are not Exempt from the Charge

•  If you have more than one of any of the following plans that are not exempt from the Monthly Participant Charge under the exemption described above in Waiver of Monthly Participant Charge (except for 401(a) Profit Sharing Plans and 401(a) Defined Contribution Plans), in any combination, we will only charge you a single Monthly Participant Charge and we will waive it for the other plan or plans which are not otherwise eligible for a waiver of the Monthly Participant Charge (except for 401(a) Profit Sharing Plans and 401(a) Defined Contribution Plans): Group TDA, 403(b), 401(k), or 401(a) Thrift Plans. In this case, we will deduct the single Monthly Participant Charge from the plan that we select, which will typically be the most recent plan paying such charge.

Deduction of Monthly Participant Charge

We deduct the monthly charge from your Account Value allocated to the General Account, if any. If you do not have enough or any Account Value in the General Account, we will deduct the charge from your General Account and then from your Account Value allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (You should refer to the Statement of Additional Information for the prescribed order.) If you have a Designated Roth Account this charge will be pro-rated between your Designated Roth Account(s) and your other accounts.

Employer Charges

Monthly Charge. We provide varying levels of Plan-related administrative services to Employers that have adopted 401(k), 401(a) and 403(b) Plans and charge such Employers sponsoring 401(k), 401(a) and 403(b) Plans a monthly fee subject to a waiver, if applicable. The fees charged to Employers for such administrative services will vary based on the service model selected by the Employer. The specific services and all applicable charges will be set forth in notices to Employers.

Per Participant Monthly Charge. We charge an Employer a monthly charge for each active Participant. This charge is paid to us by the Employer and not the Participants. The charge is $4.00 for each of the first 50 Participants; $2.00 for each of the next 50 Participants; $1.00 for each of the next 100 Participants; and no charge for active Participants in excess of 200. We waive this charge monthly for an Employer who elects to use a Participant directed services arrangement under a Contract (for 401(k), 401(a) and 403(b) Plans). We also waive the charge for an Employer for each month in which its total Contract assets exceed $1 million and the Plan is remitting Contributions and is using our Hotline Plus system as of the last day of the month. Certain approved national and affiliated Plans are aggregated for purposes of the $1 million total.

Non-vested Forfeiture Processing Charge. We impose a charge for processing forfeitures of the non-vested part of the Participant's Account Value. The charge is equal to the lesser of $50 or the value of the non-vested Account Value. We deduct the charge from the non-vested portion of the Account Value before we process the forfeiture in accordance with the Plan. We limit the number of Participants under a Contract for whom we impose the non-vested forfeiture processing charge to 50 in any calendar year.

Expenses of the Underlying Funds

A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

Premium Taxes

We currently do not deduct state and municipal premium taxes from your or your employer's Contributions. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state and municipal premium taxes, in accordance with the Contracts. State premium taxes vary and currently are up to 3.5%.

Loan Charges

If your Employer's Plan allows participant loans, you may borrow using your Account Value. See Loans. If you are permitted to borrow against your Account Value under your Employer's Plan and you choose to take a loan from your Account Value, you may incur charges and fees. The current loan interest rate for collateralized loans is 3.00%, which represents the difference between the interest charged on a loan and the maximum credited rate. You may incur interest at a rate of 3% higher than the interest rate we credit to amounts in the general account held for a collateralized loan or, for trusteed loans, the prime rate +1%. For a collateralized loan there are no origination or other fees. For trusteed loans (uncollateralized loans) there are fees based on the method of repayment, as explained in more detail in your Contract:

•  For payroll deduction loan payments we charge a $75 origination fee and a $15 annual fee.

•  For home billing we charge an origination fee of $350, and no annual fee.

PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS

Customer Identification

We will require information from you or the Contractholder necessary to properly identify owners of Contracts as required by the USA Patriot Act of 2001 and other applicable laws and regulations.

In order to comply with federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Contribution or issue a Contract or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Purchase of a Contract; Participation

403(b) Thrift Contracts. A 403(b) Thrift Plan Contractholder must be a tax-exempt organization under Section 501(c)(3) of the Code or an eligible public school or college, or an association that represents such a tax-exempt organization or eligible public school or college or its employees. The Contract must fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code.

401(a) Thrift Contracts and 401(k) Plans. A 401(a) Thrift Contractholder or a 401(k) plan Contractholder must be an employer, an employee association or a trust for one or more employers, that has adopted a retirement plan qualifying for special federal income tax treatment under Section 401(a) of the Code.

Participation. Each Plan specifies the eligibility requirements for an employee's participation, which may include requirements for minimum age or years of service. We or the Plan may require you to execute agreements and applications on prescribed forms, including a salary reduction agreement or payroll deduction agreement with the Employer. The Plan may require that you be automatically enrolled if you fail to make an affirmative election to opt out of participation in the Plan by a specified date. In that event, the Employer (or third party administrator, where applicable) would provide advance written notice with respect to the automatic enrollment provision, including the date that contributions were to commence and the default investment funds to which contributions would be applied in the event that an affirmative election or allocation instructions have not been provided.

Acceptance of Plan Asset Transfers. A Plan Asset Transfer is a transfer to the Company on behalf of the Plan of assets held for the Plan by another financial institution. In connection with a Plan Asset Transfer, we require that the data transferred on behalf of the Plan by the Plan recordkeeper be in a format acceptable to us. We will effectuate transactions under the Contract when we have received a Complete Order (see "Definitions We Use in this Prospectus" for a definition of Complete Order). For a Plan Asset Transfer that we determine is not a Complete Order, we will seek to obtain the necessary information for the transaction to be a Complete Order so the Plan Asset Transfer can be applied as an allocated Contribution under the Contract.

In order to allocate the proper portion of the Plan Asset Transfer to each individual Participant's account and invest it under the Contract, we must receive a Complete Order. At the direction of the Employer, a Plan Asset Transfer that is not a Complete Order will be held in a non-interest bearing bank account for a short period of time. When we obtain the necessary information required for the Plan Asset Transfer to constitute a Complete Order, we will transfer the Plan Asset Transfer from the non-interest bearing bank account to the Contract as an allocated Contribution and allocate the appropriate amounts to each individual Participant's account under the Contract and to the investment alternatives available under the Contract as directed. If we do not obtain the necessary information within a reasonable period of time, not to exceed 45 calendar days, we will return the Plan Asset Transfer assets to the Plan trustee, if any, or otherwise to the financial institution designated by the Employer.

Payment of Contributions

Your Contributions, if permitted by the Plan, are from:

•  salary reduction arrangements (pre-tax) under a 403(b) Thrift Contract or 401(k) Contract, or

•  payroll deductions (after-tax) under a 401(a) Thrift Plan

•  transfers from other contracts but only from a provider specifically identified in a 403(b) Plan. Transfers while you are actively employed from a provider not specified in the Plan are prohibited.

•  Designated Roth Contributions under a 403(b) Thrift Contract or 401(k) Contract, if permitted by your Plan.

In addition to making Contributions by salary reduction or by a single sum transfer from a tax deferred annuity arrangement maintained under Section 403(b)(1) or 403(b)(7) of the Code, you may make Contributions by rollover of eligible distributions from eligible retirement plans if your Employer's Plan accepts rollover contributions. Rollovers of amounts attributable to Designated Roth Contributions will be maintained in a separate Designated Roth Rollover Account. Amounts that you roll over will not be subject to the limitations on the amount of Contributions from salary reduction permitted during a tax year.

We maintain the following separate account balances to record Contributions and earnings (or losses):

•  Employee Contribution Account

•  Employer Contribution Account

•  Rollover Contribution Account

•  Designated Roth Account

•  Designated Roth Rollover Account

Amounts you roll over to a Contract and any earnings thereon will generally not be subject to restrictions under the Contract applicable to salary reduction Contributions, other than spousal consent restrictions (if applicable). See "Our Payment of Account Value to You or a Beneficiary—Your Right to Make Withdrawals, including by Specified Payments" and "Federal Tax Information—Penalty Taxes for Withdrawals".

When we issue a Contract to an Employer, the Employer sends Contributions directly to us. If a Plan provides for a trust, we issue a Contract to the Plan trustees and the Employer sends Contributions to the trustees, who then send us trust assets (the amount of the Contributions). An Employer (or trustees) sends to us Contributions on behalf of Participants, as follows.

•  The Employer must remit to us (or to trustees of the Plan, if any) your Contributions as soon as administratively feasible but no later than 15 days after the end of the month in which the Employer collected the Contributions by salary reduction or payroll deduction.

•  An Employer (or trustees) may remit to us on your behalf an amount, in a single sum, that arises from a transfer from any Plan the Employer maintains, as long as the transfer is permitted by applicable law and the Contract.

•  Remittances to us of the Employer's Contributions (if any) generally must be made as required by the Plan and permitted by the Code. An Employer's Contributions on your behalf may be subject to a vesting schedule specified in the Plan. An Employer's Contributions, if made, are either:

•  "matching", with the Employer contributing a fixed percentage, such as 25%, 50% or 100%, of all or a portion of your Contribution (up to a specified amount), or

•  "nonmatching", in an amount the Employer determines, as limited by the Plan and the Code.

We will only accept Contributions for you for time prior to your termination of participation under a Contract or prior to the discontinuance of the Contract. See "Discontinuance of a Contract" below.

Minimum. A Plan may specify a minimum amount of Contributions.

Limits on Contributions

Federal tax law limits Participants' and Employers' Contributions. If you or your Employer makes any Contributions in excess of the permitted amounts, then

•  you or your Employer may be subject to tax penalties

•  the excess may be treated as a forfeiture, and/or

•  the Plan may have to correct the overpayment by distributing the excess Contribution, resulting in taxable income to you. See "Federal Tax Information".

Limits for 403(b) Thrift Plans. Except for a limited catch-up provision, the maximum amount that a Participant may contribute generally is $17,500 for 2013 (indexed for inflation in later years). If the Employer's Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $5,500 for 2013 (indexed for inflation in later years). These limits on voluntary, Participant Contributions (or "elective deferrals") include any amounts you designated as Designated Roth Contributions and are reduced by any other elective deferrals you make for the year to other employer retirement plans, including those of a different employer.

The total of your Contributions and the Employer's Contributions on your behalf for a year cannot exceed the lesser of: (a) $51,000 for 2013 (indexed for inflation in later years), or (b) 100% of your compensation (before salary reduction contributions). Generally, if the Employer makes matching contributions, additional limits apply to those matching contributions as well.

You should refer to "Federal Tax Information—Exclusion of Contributions from Gross Income—403(b) Thrift Plan Contracts" in this Prospectus for a more detailed discussion of applicable federal tax law limits.

Limits for Thrift Plans under 401(a) and 401(k) Plans. Your and your Employer's total annual contributions to all qualified defined contribution plans of that Employer generally are limited to the lesser of $51,000 for 2013 (indexed for inflation in later years), or 100% of your annual compensation. If the Employer makes matching contributions, additional limits apply to those matching contributions as well. For Plans subject to Code Section 401(k), your Contributions are limited to $17,500 for 2013 (indexed for inflation in later years). If the Employer's Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $5,500 for 2013 (indexed for inflation in later years). Additional limits may apply to your Contributions (other than to the additional Contribution permitted for those age 50 or older) based on the Contributions of all participating employees. These limits include any amounts you designate as Designated Roth Contributions and in addition, may be reduced by Contributions you make to other employer retirement plans.

For a Plan that is intended to meet the requirements as a SIMPLE 401(k) Plan, the limit for your Contributions is $12,000 for 2013 per year (indexed for inflation in later years), and the Employer is required to make Contributions at specified rates. This limit includes amounts you designate as Designated Roth Contributions. If the Employer's Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $2,500 for 2013 (indexed for inflation in later years).

"Catch-up" Contributions. The regulations require that, if both the special "catch-up" contribution for employees with 15 or more years of service with certain employers, generally church Plans, and the "catch-up" contribution for participants age 50 or older, are both available to the same Participant for the same calendar year, then the special "15-year catch-up" contribution must be used first, before the "age-50 catch-up" contribution can be used.

Allocation of Contributions

You may allocate Contributions among the Investment Alternatives, subject to any restrictions contained in your Employer's Plan.

We will allocate a Contribution when we receive a Complete Order (See "Definitions We Use in this Prospectus" for a definition of Complete Order) from you or your Employer according to the instructions sent with the Contribution, or if no instructions are sent, on the basis of your allocation election currently on our records.

You may change the allocation instructions for future Contributions at any time. You should periodically review your allocations in light of market conditions and your financial and retirement plans.

If we have not received your allocation election, your Contributions and those of your Employer on your behalf, if any, will be allocated to the default Investment Alternatives specified in your Employer's Plan, if any. You may at any time, in accordance with the Plan, make an allocation for future Contributions and/or transfer amounts from the default Investment Alternative to any other Investment Alternative available under your Contract. Your specific allocation election will take precedence over the default Investment Alternative, but only for future Contributions. If you want to transfer funds previously allocated to the default Investment Alternative, you must make a transfer election.

Default Investment Alternatives are chosen at the plan level by plan sponsors as permitted by Department of Labor regulations (See 29 CFR 2550.404c-5). As required by the Department of Labor regulations when a Default Investment Alternative is chosen by a plan sponsor, participants are informed of their plan's Default Investment Alternative by the plan sponsor in the summary plan description and various enrollment documents that are provided at or prior to the time a participant enrolls in the plan and periodically thereafter. Department of Labor regulations allow a plan to have more than one Default Investment Alternative. In that case, the summary plan description and enrollment documents will both identify each Default Investment Alternative, and describe the methodology in place for allocating amounts among the Default Investment Alternatives. You should carefully review your employer's Plan documents to be familiar with the Default Investment Alternatives to which your assets will be allocated if you do not provide specific allocation instructions.

403(b) Rules.

IRS regulations under Section 403(b) generally took effect on January 1, 2009 with respect to Contracts intended for use with Section 403(b) Thrift Plans. Some provisions of the regulations took effect sooner, and for certain employers some provisions may be effective later. Certain Contracts may be exempt from some or all provisions of these regulations, such as Contracts purchased by a "church" as defined in Section 403(b), or certain Contracts to which no contributions were made after specified dates.

The regulations imposed substantial changes on section 403(b) Thrift Plans and annuity contracts purchased under them. Such plans and annuity contracts must operate in compliance with the regulations in order to avoid adverse tax consequences to participants.

The regulations' impact on the Contracts include:

•  Written Plan Requirement. Generally, employers must have a written plan that meets the requirements of the regulations, and Contracts, including Contracts purchased before and after the above effective date of the regulations, must be held under the written plan. Participant transactions under the Contracts may be subject to the provisions of the written plan. (The IRS provided that a written plan did not have to be formally adopted until December 31, 2009 provided the written plan is retroactively effective as of January 1, 2009 and the employer operationally complied during 2009 with the written plan adopted. Employers with active plans who did not adopt a plan document before December 31, 2009 may need to take corrective action.)

•  Participant Transactions. Generally, employers must determine that Participant-requested transactions available under the Contracts, including withdrawals, hardship withdrawals, loans, and transfers of Account Values under the Contracts to another 403(b) annuity contract or account, comply with the provisions of their written plans. Therefore, generally these transactions must be authorized by employers. Participant allocation directions for contributions, and Participant transfers to and among the Investment Alternatives under the Contracts, do not require employer authorization.

•  Restrictions on Withdrawals of Employer Contributions. The employer's written plan does not have to permit withdrawals by Participants prior to termination of employment. If permitted, the written plan must generally provide that employer contributions and earnings on them may only be withdrawn after the occurrence of a specific date or event contained in the written plan, e.g., attainment of age 59 1/2 or 65, or completion of 5 years of participation in the Plan.

YOUR ACCOUNT VALUE IN THE SEPARATE ACCOUNT FUNDS

Accumulation Units in Separate Account Funds

We use Accumulation Units to represent Account Values in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Value in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Value. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

•  changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•  Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (See "Charges You or Your Employer Will Pay".)

Refer to "Appendix A: Unit Value Information for the Separate Account Funds" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

Accumulation Unit Values for Transactions

When you allocate Contributions to a Separate Account Fund or transfer Account Value to a Fund, we credit Accumulation Units to your Account Value. When you withdraw or transfer Account Value from a Separate Account Fund, we cancel Accumulation Units from your Account Value.

When you are a participant in a plan that becomes eligible for the Reduced Fee, we cancel, on the date the plan becomes eligible, Accumulation Units with a total value equal to your Account Value in each Separate Account Fund, and credit your Account Value with Accumulation Units based on the Reduced Fee ("Reduced Fee Accumulation Units") that have the same total value as the Accumulation Units that were canceled. Similarly, if your plan ceases to be eligible for the Reduced Fee, we would, on the date that plan becomes ineligible, cancel the Reduced Fee Accumulation Units and credit your Account Value with Accumulation Units based on the regular fees that have that same total value.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the deposit or a valid request in Complete Order. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day in the Valuation Period during which we receive a Complete Order (generally the close of the New York Stock Exchange on that day). If the request is a Complete Order, the amount available for withdrawal is the Account Value at the end of the Valuation Day that we receive (and approve, where required) the Complete Order. Deposits or Requests are deemed to be received by us if received prior to close of the New York Stock Exchange on a day that the New York Stock Exchange is open for trading, or on the next day the New York Stock Exchange is open for trading if they arrive on a day that the New York Stock Exchange is officially closed or following the close of the New York Stock Exchange on a day when it is open.

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value of the Fund for that Valuation Period.

Your Right to Transfer Among Investment Alternatives

Subject to certain restrictions (see "Frequent Purchases and Redemptions," below), You may transfer Account Value among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan limits transfers. There are no tax consequences to you for transfers among Investment Alternatives.

Your request for a transfer will not be binding on us and cannot be effectuated until we receive a Complete Order (see "Definitions We Use in this Prospectus" for a definition of Complete Order) from you. Please note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions of Fund Shares."

OUR PAYMENT OF ACCOUNT VALUE TO YOU OR A BENEFICIARY

Your Right to Make Withdrawals, including by Specified Payments

Your right to withdraw your vested Account Value is restricted by federal tax law and the provisions of the applicable Plan. If you have the right to make withdrawals, you may withdraw all or a portion of your vested Account Value. If you are married, your Eligible Spouse usually must consent to any withdrawals. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available.

Your Right to Make Transfers

If your employer's Plan permits transfers to other contracts, you may transfer your Account Value but only to a provider specifically identified in the Plan. Transfers while you are actively employed to any provider not specified in the Plan are prohibited.

403(b) Thrift Plans and 401(k) Plans. If you are under age 59 1/2, federal tax law provisions prohibit you from withdrawing the portion of your Account Value that is attributable to your own salary reduction Contributions and the earnings on those Contributions, except in certain circumstances, such as death, disability or termination of your employment. If you are under age 59 1/2 and meet certain conditions under the Code, you may be able to withdraw Contributions, but not the earnings on them, if you incur a financial hardship. For 403(b) Thrift Plans, these federal tax law restrictions on withdrawals do not apply to any of your Contributions made before 1989 and earnings on your Contributions credited before 1989.

An Employer's Plan may impose restrictions on your ability to withdraw your Contributions or the Employer's Contributions, or both, which are in addition to the federal tax law restrictions. For example, a Plan may prohibit you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer's Plan permits you to withdraw the Employer's Contributions before you terminate employment, you may not withdraw any of the Employer's Contributions and earnings thereon that are not fully vested to you.

401(a) Plans and Contracts. Federal tax law provisions permit you to withdraw your vested Account Value if your Employer's Plan is a profit-sharing plan and does not permit you to make before-tax Contributions. The withdrawal rules for other 401(a) Thrift Plans are generally the same as the 401(k) rules described above (except that there are no salary reduction Contributions). If your Employer's Plan is a defined contribution pension Plan (not a profit-sharing plan), then you may not withdraw your vested Account Value until you terminate employment with the Employer, subject to the provisions of the Plan.

An Employer's Plan may impose restrictions on withdrawals, such as prohibiting you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer's Plan permits you to withdraw the Employer's Contributions before you terminate employment, you may not withdraw any of the Employer's Contributions and earnings thereon that are not fully vested to you.

Single Sum Payment upon Termination of Employment. Your Plan may provide that, if your vested Account Value is $1,000 or less (or a higher amount as may be permitted under provisions of the Plan and applicable laws) when you terminate employment with the Employer, we will pay your vested Account Value to you in a single sum payment.

Specified Payments Option. If you have reached the age of 59 1/2 or you have terminated employment with your Employer and reached age 55 and you are permitted to make withdrawals under the Plan, you may elect to make partial withdrawals of your Account Value by telling us a set amount to be withdrawn each month, under our Specified Payments Option. You must specify an amount, which may not be less than $100, and must tell us the Investment Alternatives from which the withdrawals should be taken.

When you are receiving Specified Payments, you and your Employer may continue to make Contributions on your behalf. You also may transfer your Account Value among Investment Alternatives and make other withdrawals when receiving Specified Payments.

Specified Payments will continue until the earliest of:

•  your death;

•  our receipt of your written request to change or end the Specified Payments;

•  a decline in your Account Value (or your balance in any Investment Alternative designated for withdrawals) so that the remaining balance is not large enough to cover the next Specified Payment due; or

•  your Annuity Commencement Date.

If you are subject to the minimum distribution rules under the Code, you should ensure that the Specified Payments for the year equal or exceed your minimum required annual distribution. See "Federal Tax Information—Minimum Required Distributions."

Income Tax Consequences. You should consider the possible federal income tax consequences of any withdrawal, including withdrawals under the Specified Payments Option. You are taxed at ordinary income tax rates on the portion of the withdrawal that is taxable. A Thrift Plan Participant will not be taxed on the amount of any Contributions made with "after-tax" dollars, but there are special rules under the Code for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to you of after-tax Contributions. Qualified distributions from a Designated Roth Account are not taxable (See "Federal Tax Information").

Penalty Tax on Taxable Amount. There is a 10% federal penalty tax on the taxable amount of your withdrawals, unless you have reached the age of 59 1/2, are disabled or have died, have opted out of participation in a Plan that provides for automatic enrollment within 90 days of your first automatic deferral, or the distributions are Annuity Payments beginning after you terminate employment over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary, or in certain other circumstances.

How to Tell Us an Amount to Transfer or Withdraw

To tell us the amount of your Account Value to transfer or withdraw, you must specify to us:

•  the dollar amount to be taken from each Investment Alternative, or

•  for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

•  the percentage of your Account Value in a particular Investment Alternative to be transferred or withdrawn.

In some cases, certain withdrawals under 403(b) Plans may require the approval of the Employer or third party administrator, if applicable. In most cases, if you are making a withdrawal and have a Designated Roth Account, you must specify whether to take the withdrawal from your Designated Roth Account or Employee Contribution Account. If you have a Rollover Account or a Designated Roth Rollover Account, amounts will be taken from the respective rollover account first. However, for corrective distributions of Contributions that exceed applicable contribution limits, withdrawals will be made from your Employee Contribution Account first, then your Roth Contribution Account, and will not be made from any of your rollover accounts.

For transfers, you must specify the Investment Alternative(s) to which you are moving the transferred amount. You must also specify the accounts to which transfers apply. Your request for a transfer or withdrawal is not binding on us and cannot be effectuated until we receive all information necessary to process your request and, in the case of the International Funds, by U.S.P.S. regular mail to our Financial Transaction Processing Center.

Note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions".

Loans

If your Employer's Plan allows participant loans, you have the right to borrow using your Account Value as collateral security for the loan or, if your Employer's Plan provides for loans to be made using a trust, you will withdraw the loan amount from your Account Value. Loans may not be taken from or secured by amounts held in a Designated Roth Account. The amount of the loan permitted is governed by Section 72(p) of the Code and the Contract terms.

A "trusteed loan" is a loan made through the trustee of the Plan. A "non-trusteed loan" is a loan made directly to a participant. Non-trusteed loans require collateral, and may be referred to as "collateralized." Collateralized loans are loans for which security in the amount of 120% of the loan amount is required to be transferred into the General Account and held against repayment of the loan. Trusteed loans are uncollateralized (and may be referred to as "uncollateralized") and the loan amount is withdrawn from the Account Value and is paid to the participant directly.

For trusteed loans, the application for the loan is generally submitted to a trustee or trustees appointed by your employer, who are responsible for the approval, administration and collection of loans to Participants in the employer's Plan.

For non-trusteed loans, you are required to transfer an amount equal to 120% of the loan from the Separate Account to the General Account unless you already have allocated the necessary amount of your Account Value to the General Account to serve as collateral security for repayment of the loan. You must instruct us from which Investment Alternatives the transfer of collateral security, or the withdrawal for a trusteed loan, is to be made. We will not permit you to make withdrawals or transfers of the collateral amount while the loan is outstanding. There are no tax consequences to you from obtaining a loan, unless you do not make repayments when they are due. For a non-trusteed loan, you can only borrow to the extent that you have allocated a sum equal to 120% of the loan amount to the General Account. If you do not have 120% of the loan amount (in addition to sums already serving as collateral for other loans) in the General Account and do not allocate additional amounts to the General Account from your Account Value allocated to other investment alternatives to achieve such 120%, you cannot borrow that loan amount. We do not transfer amounts to the General Account for purposes of satisfying the collateral requirement on your behalf unless we are instructed by you to transfer from other investment alternatives to the General Account.

The interest rate for a non-trusteed loan is 3% higher than the General Account interest rate credited to amounts held in the General Account as collateral security. For non-trusteed loans, you will pay interest on the loan, but the amount we hold in the General Account as collateral for your loan will accrue interest. The amount held in the General Account as collateral for a loan that is a non-trusteed loan may earn interest at a rate different and lower than the rates earned by other amounts in the General Account and the interest it earns may be lower than the returns of some or all of the Separate Account Investment Alternatives. The interest rate for a trusteed loan is the Prime Rate +1%, which you pay to your Account. In such case we do not receive any portion of the interest paid.

Payments of principal and interest that are not made by payroll deduction are due at least quarterly. The due dates for payments of principal and interest made by payroll deduction will be based on your employer's payroll frequency.

For loans where a trustee has been appointed, we charge an origination fee of $75 for loans repaid by payroll deduction and an annual fee of $15 per year, and $350 for loans paid through Home Billing, collected at the time the loan was originated and deducted from the loan proceeds.

All Plans require authorization by the Employer or third party administrator, as applicable, for Participant loans.

Death Benefit During the Accumulation Period

We will pay a death benefit to your designated Beneficiary if you die during the Accumulation Period. If you are married, your Eligible Spouse must be the Beneficiary unless you designated a different Beneficiary with the written consent of your Eligible Spouse.

We will pay the death benefit after we have received the following at our Home Office:

•  due proof of your death;

•  notification of election by the Beneficiary(ies) of the form in which we are to pay the death benefit; and

•  all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be your Account Value, less outstanding loans, and interest as of the date on which we receive the items listed above. Until then, your Account Value will remain allocated as it was on the date of death.

Form of Death Benefit Payment. The Beneficiary will elect the form of death benefit. Payment options include a single sum payment, annuity payments or installment payments, depending on the provisions of the Contract and the Plan. The Code imposes special requirements on the payment of a death benefit and specifies the time period in which we must pay it. We will pay the death benefit in a single sum if a Beneficiary does not select an option by the date the Code requires a payout to be made.

In addition, Participants must begin taking minimum distributions after they reach a certain age (called the Required Beginning Date or Required Distribution Date), and certain requirements depend on whether you had reached that age at the time of death. Beneficiaries should consult their tax advisers for any additional rules that may apply in their particular circumstances. See "Federal Tax Information—Minimum Required Distributions".

In general, any method of distribution that a Beneficiary selects must comply with one of the following.

(a)  Five Year Rule. The general rule is that we must pay the entire death benefit to the Beneficiary by December 31 of the calendar year that is five calendar years after the Participant's death, unless we pay the benefit under (b), (c), (d) or (e) below.

(b)  Life Annuity Rule. If a Beneficiary selects an annuity, the entire death benefit must generally be distributed to the Beneficiary in the form of Annuity Payments that begin within one year of the Participant's death and are payable over a period of time that is not more than the Beneficiary's life or life expectancy, whichever is longer.

(c)  Commencement of Minimum Distributions. If a Participant dies after reaching the Required Beginning Date, the method of distribution the Beneficiary selects may not be slower than the method of distribution that was in effect before the Participant died.

(d)  Alternative Method of Distribution. If a Beneficiary withdraws the required distribution from another plan of the same type in accordance with applicable IRS regulations, if permitted by the Plan, the Beneficiary will not be required to receive a distribution from a 403(b) Thrift Plan under (a), (b) or (c) above.

(e)  Beneficiary is the Eligible Spouse. Special rules apply if the only Beneficiary is your surviving Eligible Spouse. The rules apply for both the five year rule in (a) and the life annuity rule in (b) above. A Beneficiary who is your Eligible Spouse may use your Required Beginning Date for determining when minimum distributions must begin. As a consequence, the Beneficiary does not have to begin receiving benefits until the April 1 following the calendar year in which you would have reached age 70 1/2 if still alive.

Discontinuance of a Contract

A Contractholder, at its discretion, may discontinue a Contract as of the first of a month that is at least 30 days after we receive notice of the discontinuance. We may discontinue a Contract upon at least 31 days' notice to the Contractholder, during which time the Contractholder may cure any remediable defaults, if (1) the Contractholder fails to remit payment of the Contractholder's administrative charges within 31 days after payment is due; (2) the Contractholder fails to meet the requirements of the Contract or abide by the terms of the Contract; (3) the class of group annuity contracts to which the Contract belongs is discontinued by the Company; or (4) the Contractholder elects not to use Hotline Plus. For Contracts issued to 401(A) and 401(k) plans, we may also discontinue the Contract if a modification to the Contract is necessary in order to comply with Federal or State requirements, including ERISA, and the Contract Holder refuses to accept a modification of the Contract or a substantially similar contract offered by the Company that incorporates such modification. Additionally, the Company may discontinue the Contract without notification to the Contractholder if mail addressed to the Contractholder at the last address on record with the Company has been returned as undeliverable and the Contractholder has not provided the Company with a new address within 60 days of the date such mail is returned.

Impact of Discontinuance of a Contract. Our discontinuance of a Contract will be effective as of a date we specify in writing that provides the Contractholder with at least 31 days' advance notice in which to cure any remediable defaults, except that no such notice is required if mail to the Contractholder is returned as undeliverable.

Discontinuance of a Contract does not relieve the Contractholder of its obligations under the Contract or the Plan, and amounts accumulated for Participants will remain under the Contract. Upon discontinuance:

•  the Contractholder may not make any further Contributions,

•  all administrative services to the Contractholder shall terminate,

•  If requested by a Contractholder we may transfer to another insurance company or for 401(a) Thrift contracts, to a trustee of a trust established under the applicable Plan, or, for 403(b) Thrift Plans, to another financial institution that issues 403(b) Thrift Plan annuities or other permissible funding products, all amounts accumulated under the Contract in accordance with the discontinuance rules as described above. A transfer will require the consent of Participants in connection with 403(b) Thrift Plans, except that such consent is not required for Contracts issued to fund 403(b) Thrift Plans after January 1, 2009. Participant consent will not be required for existing Contractholders under Contracts issued prior to January 1, 2009 that request and accept a rider to their Contracts permitting transfers without the consent of Participants upon discontinuance, if they meet our requirements, which may involve providing documents we request of all Contractholders with such rider. The transfer to another insurance company or financial institution will be made no later than 120 days (or later date requested by the Contractholder) after we have received a written request from the Contractholder for the transfer, provided we have been furnished with all information necessary to effect the transfer. A Plan may be terminated upon the distribution of all assets under the Plan. Existing Contractholders that have not been issued this rider may request the addition of such rider permitting transfers without the consent of participants and termination of the relevant Plan, if they meet our requirements, and

•  If provided by your contract, under a Plan to terminate the Plan the Contractholder may, subject to the terms of the Plan and the requirements of the Code, instruct us to distribute your account value to you in a lump sum or purchase paid-up annuity benefits for you. We will withdraw your Account Value and pay you the lump sum or purchase the paid-up annuity benefits within 30 days of the Valuation Day upon which we calculate your Account Value following such instructions.

Following a discontinuance for any of the reasons specified above, with regard to amounts that have not been withdrawn, each Participant whose assets have not been withdrawn can change allocations, make transfers and make full or partial withdrawals, but is not permitted to add assets.

Notice of Amendment and Option to Discontinue. We will provide Contractholders with a written notice and an explanation concerning substantive amendments of the Contracts, including any amendments necessary to comply with federal or state law requirements, at least 60 days before the effective date of the amendment. A Contractholder may discontinue its Contract; however, any funds under a discontinued Contract that are not withdrawn remain subject to the Contract, as amended. See "Impact of Discontinuance of a Contract" for more information.

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a withdrawal (including a Specified Payments Option withdrawal), death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•  The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the S.E.C.; or

•  The S.E.C. by order permits postponement for the protection of Participants; or

•  An emergency exists, as determined by the S.E.C., as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT VALUE

Amount of Annuity Payments

If your Employer has selected Mutual of America as the annuity provider for annuity benefit distributions, at your Annuity Commencement Date, we will apply your Account Value to provide a stream of monthly Annuity Payments (an annuity) from us to you (the Annuitant). Once Annuity Payments have begun, you may no longer make Contributions, transfers or withdrawals under the Contract and your Employer may no longer make Contributions on your behalf. If your Plan permits, and subject to its provisions, you may elect to receive your Account Value by making partial or full withdrawals, including withdrawals under our Specified Payments option, instead of receiving Annuity Payments.

We will fix the amount of each Annuity Payment and guarantee the payments, according to the form of annuity you select. The amount of the Annuity Payments depends on the age of the Annuitant(s), the annuity form you choose, the applicable annuity purchase rates and your Account Value.

We guarantee that the purchase rates we use to determine the amount of Annuity Payments will be the better of the guaranteed rates in the Contract or our then current annuity purchase rates.

We will issue for delivery to you an individual certificate setting forth the amount and terms of payment of your annuity benefits. We will send Annuity Payments directly to you at your last known address, as filed with us.

Annuity Commencement Date

You must notify us in writing of the Annuity Commencement Date in advance, according to our procedures. Unless federal or state law or the Plan requires otherwise, you may elect an Annuity Commencement Date that is your:

•  Normal Retirement Date (generally, when you reach age 65); or

•  Early Retirement Date (up to 10 years before your Normal Retirement Date); or

•  Late Retirement Date (any time after your Normal Retirement Date), but not later than the April 1 following your attainment of age 70 1/2, if you are no longer actively at work.

Available Forms of Annuity

If you have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Joint and 66 2/3% Survivor Annuity with Ten Years Certain, with your Eligible Spouse as joint Annuitant as described below, unless you, no more than 180 days (or other period depending on the provisions of the Plan) before the Annuity Commencement Date, select in writing one of the other annuity forms listed below and your spouse consents in writing to the form selected. If you do not have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Non-Refund Life Annuity, as described below, unless before the Annuity Commencement Date, you select in writing a different annuity form.

You may select a form of annuity (subject to the availability of such annuity under your Employer's Plan), examples of which are described below, and in each case you will be the Annuitant.

Life Annuity with Ten Years Period Certain. This annuity form provides for monthly Annuity Payments to you during your lifetime, but if you die before the end of the ten year period, your Beneficiary will receive the monthly Annuity Payments until the end of the ten year period. If the Beneficiary dies while receiving payments before the end of the period, we will pay the commuted value of the remaining Annuity Payments to the payee named by the Beneficiary.

Joint and 66 2/3% Survivor Life Annuity with Ten Year Period Certain. This annuity form provides a monthly Annuity Payment during your lifetime and 66 2/3% of that monthly Annuity Payment to the joint Annuitant after your death if the joint annuitant survives you. If both you and the joint Annuitant die before the end of the ten year period, payments continue to the Beneficiary in the amount last paid until the end of the ten years (the certain period). If the Beneficiary dies while receiving payments before the end of the period, we will pay the commuted value of the remaining Annuity Payments to the payee named by the Beneficiary. If a person you have named as your joint Annuitant dies prior to the Annuity Commencement Date, your election of this annuity form is cancelled automatically.

Full Cash Refund Annuity. This annuity form provides for monthly Annuity Payments to you, continuing until your death. If the aggregate amount of the monthly Annuity Payments that we made to you is less than your vested Account Value at the Annuity Commencement Date, we will pay the difference to the Beneficiary.

Joint and Survivor Life Annuity.  Same as the Joint and Survivor Life With Period Certain annuity above, except that payments will end upon the death of the survivor as between the Annuitant and the joint annuitant. There is no guaranteed minimum payment period.

Non-Refund Life Annuity.  We make a monthly Annuity Payment until your death. No amount is payable to any joint annuitant or Beneficiary.

Other Forms. In addition to the forms of annuity listed above, your Plan may offer additional forms of annuity as of your Annuity Commencement Date. We may, if offered by your Plan, permit you to elect a different period certain for life annuities and joint and survivor life annuities. Currently, in addition to the ten year period, we permit the election of life annuities with periods certain of three, five and fifteen years. Additionally, we may, if offered by your Plan, permit you to elect a different percentage survivorship benefit for joint and survivor life annuities (with or without period certain). Currently, in addition to the 66 2/3% survivorship benefit, we offer survivorship benefits of 50%, 75% and 100%. We have the right to discontinue offering these periods certain and survivorship benefits at any time unless your Contract provides otherwise.

Death after Annuity Commencement Date

If you (and your joint Annuitant if the form is a joint annuity) were to die on or after the Annuity Commencement Date and annuity payments have begun, your Beneficiary will receive the benefit (if any) provided by the form of annuity under which Annuity Payments were due. See "Available Forms of Annuity" above.

Single Sum Payment for Small Annuity Payments

If your vested Account Value is $1,000 or less (or such greater amount as may be permitted by law and specified in the Plan) on the Annuity Commencement Date you have requested, or at your required beginning date, as applicable, we will pay your Account Value to you in a single sum payment, and you may not elect to receive Annuity Payments. Alternatively, we may make such single sum payment to an IRA (or Roth IRA for Designated Roth Accounts) established by you (or your employer for you) if the Plan so provides. See "Minimum Required Distributions".

OUR GENERAL ACCOUNT

Scope of Prospectus

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. For more details regarding the General Account, you should refer to the Contract.

General Description

Amounts you allocate under a Contract to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations, including the Payment of Claims under our Contracts and our Policies, and is subject to the claims of our creditors. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Value to the General Account does not entitle you to share in the investment experience of the General Account. You should consider our claims paying ability and financial strength when allocating amounts to the General Account.

We guarantee that we will credit interest for the life of the Contract to Account Values in the General Account at a rate at least equal to the minimum rate required by your Contract, if any. If your Contract does not set forth a minimum rate, we will credit interest at a rate at least equal to the minimum rate required by applicable state law or if no state law minimum rate is applicable to a Contract, the guaranteed minimum credited interest rate determined by us annually in accordance with the National Association of Insurance Commissioners ("NAIC") standard non-forfeiture law for annuities. The NAIC minimum rate is determined in accordance with a formula. The current NAIC minimum rate formula as applied by us is based upon the five-year constant maturity treasury rate reported by the Federal Reserve as of the close of business on the last business day each October. In no event under the current NAIC formula will the minimum guaranteed credited interest rate be less than 1% nor more than 3%. We determine whether the application of the formula will change the minimum guaranteed rate each November, and any change is effective the following January 1. In our sole discretion, we may credit a higher rate of interest to Account Values in the General Account, although we are not obligated to credit interest in excess of the minimum rate. We compound interest daily on Account Values in the General Account, to produce an effective annual yield that is equal to the stated interest rate.

The interest rates may be different for the portion of your Account Value in the General Account being held as collateral for a loan.

We reserve the right to credit a higher interest rate than the rate otherwise set for amounts allocated to the General Account when the Employer uses Hotline Plus for the transmission and receipt of certain information regarding Participants, Contributions and other Contract information, and in certain other circumstances.

Refer to the additional information about our General Account's operations in Appendix B to this Prospectus.

Transfers and Withdrawals

You may transfer Account Value to and from the General Account, subject to any restrictions contained in your Employer's Plan. To the extent permitted by the Code and your Plan, you may withdraw your Account Value from the General Account prior to the Annuity Commencement Date. See "Your Right to Transfer Among Investment Alternatives", "Frequent Purchases and Redemptions of Fund Shares" and "Your Right to Make Withdrawals, including by Specified Payments" under "Our Payment of Account Value to You or a Beneficiary". We have the right to delay certain transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Transfers and Allocation Changes by Telephone or Internet

You may make requests by telephone or Internet for transfers of Account Value among Investment Alternatives (except for transfers to any of the International Funds) or to change the Investment Alternatives to which we will allocate your future Contributions, except that we do not accept withdrawal requests by telephone or Internet. On any Valuation Day, we will consider requests by telephone or Internet that we receive prior to 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive at or after 4 p.m. Eastern Time (or the Exchange close) as received on the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We mail a PIN to you, and your use of the PIN constitutes agreement to use the PIN in accordance with our rules and requirements. To change or cancel your PIN, you may call our toll-free telephone number or follow the instructions at our Internet website.

We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period. The company's failure to follow reasonable procedures may result in liability for any losses due to any unauthorized or fraudulent telephone or Internet transfers.

We will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. To confirm that instructions communicated by telephone or Internet are genuine we will ask for personally identifying information to confirm your identity, record all telephone transactions and provide confirmation of transactions, in writing, except for allocation changes made over the Internet.

Frequent Purchases and Redemptions of Fund Shares

The purpose of our Contracts is to assist with the accumulation of long-term retirement savings. Our Contracts are not intended to provide Contractholders and Participants with a means to engage in market timing through frequent transfers of their Account Values in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Fund shares that it determines to be inconsistent with their Fund's policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Contractholders and Participants could cause an Underlying Fund to reject a net purchase order from a Separate Account Fund on behalf of many Contractholders and Participants, thereby compromising our ability to carry out purchase and redemption orders of many of our Contractholders and Participants.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into any of the International Funds can only be effected by mail. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the International Funds are more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into any of the International Funds and for revocations of such transfer requests. You must send in writing, by U.S.P.S. regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into any of the International Funds or revocations of such transfer requests. We will not accept orders for transfers of your Account Value to any of the International Funds or revocations of such transfer requests placed by any other means, including via our toll free 800 number or our Internet website, nor will we accept such transfer orders or revocations made in writing and delivered by fax, hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into any of the International Funds that are received at the home office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into any of the International Funds only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of any of the International Funds either in writing, by calling our toll-free number, or via our website, www.mutualofamerica.com.

We reserve the right to modify or terminate the administrative rule for transfers to the International Funds and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contractholders and Participants who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Values in any of the Separate Account Funds offered under our Contracts. Note: The Retirement Funds of the Investment Company may invest in shares of the other Investment Company Funds, including the International Fund, and are exempt from the requirement to place orders for purchases and sales of such shares by U.S.P.S. regular mail.

We work with the Underlying Funds to discourage Contractholders and Participants from engaging in excessive frequent transfers that could harm any Fund's investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds' procedures and controls used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. It should be noted that each of the Underlying Funds has established its own internal restrictions or minimums, and may decide to apply its own frequent trading policies and procedures to your transactions in the event it determines that, in its opinion, our procedures do not satisfy its particular policies and procedures. The Underlying Fund policies and procedures, if applied to your transactions, could result in a limit on the number of trades you can request in specified time periods, temporary blockage of trades or other actions. In addition, we may be required to disclose information on participant transfers to the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Funds and appropriately using Fair Value Pricing, where required.

We aggregate all daily purchase or redemption orders received from all Contractholders and Participants under the Contracts into a net purchase or redemption of shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, whether it could have an adverse impact on an Underlying Fund's investment performance based upon the total net assets under management. We reserve the right to look back from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Contractholders and Participants which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractholders and Participants. In this regard, we can review individual purchase and redemption requests by Contractholders and Participants. If, in our opinion, excessive frequent transfer activity could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractholders and Participants, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We do not accommodate Participants engaging in market timing. We will take the following actions in the following order:

•  contact the Contractholder or Participant and remind them that the Contracts are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the Internet or the 800-line privileges for transfer activity will be suspended if the activity does not cease;

•  if the activity does not cease, suspend the Contractholder's or Participant's Internet and 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the "Regular U.S. Mail Rule");

•  then, in appropriate circumstances reject a transfer request, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Contractholders and Participants, individually and in the aggregate, engaging in such frequent transfer activity. The Contracts seek to provide a high degree of flexibility to Contractholders and Participants in managing their long-term retirement savings and other benefits and to this end do not have "front end" charges on contributions or transfers, or "back end" surrender or redemption charges on transfers or withdrawals. The Contracts permit unlimited, no-fee transfers between and among our General Account and the Separate Account Funds. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as may be applicable regarding the policies as noted above, nor have we set an exchange or redemption fee.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Contractholders and Participants which arise out of the state law affecting a Contract and the necessary judgments involved in creating monitoring parameters. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Separate Account Funds may be limited. The detection or deterrence of frequent transfer activity involves judgments that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Contractholders or Participants. There can be no assurance that frequent transfers in the Separate Account Funds will not occur. As a result of the limitations, restrictions and judgments described in this paragraph, it is possible that some participants may succeed in frequent trading activities, and in that eventuality, the effects, if any, of such activities may to some degree impact the other participants in the Separate Account.

Contacting Mutual of America

Our home office address is:

Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839

You can obtain the address of your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

Participants and Contractholders must send in writing all notices and elections required or permitted under the Contracts, except that you may give certain instructions by telephone or Internet, as described above.

Where You Should Direct Requests

You may request an allocation change or a transfer of Account Value among Investment Alternatives (except for transfers to any of the International Funds) by calling 1-800-468-3785, visiting our website at www.mutualofamerica.com, or sending your written request to our Financial Transaction Processing Center. You must send requests for transfer of Account Value to the International Funds or revocations of such requests by U.S.P.S. regular mail to our Financial Transaction Processing Center. The address is:

Mutual of America Life Insurance Company
Financial Transaction Processing Center
1150 Broken Sound Parkway NW
Boca Raton, FL 33487-3598

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal request in writing to your Regional Office. You may call our toll-free number for the address and phone number of your Regional Office.

You should use our forms to submit written requests to us; incomplete, unclear or unsigned forms will be returned without action.

ADMINISTRATIVE MATTERS

Confirmation Statements to Participants

We will send you a confirmation statement each time you change your allocation instructions (except that we will not send one for allocation instruction changes via our website), we receive a new Contribution from or for you, you transfer any portion of your Account Value among the Investment Alternatives, the change in the number of Accumulation Units and the change in Accumulation Unit Values attributable to your plan becoming, or ceasing to be, eligible for the Reduced Fee, or you make a withdrawal. A confirmation statement for a new Contribution may be part of your next quarterly (or monthly, if applicable) account statement. You must notify us of any error in a confirmation statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly (or monthly) statement that serves as the confirmation statement, or you will lose the right to have us correct the error.

Designation of Beneficiary

You may designate a Beneficiary to receive any payments due upon your death, subject to any limits under a Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your Employer when the Employer has agreed to hold such information) with written notice of the change. The designation or change in designation will, upon receipt by us, take effect as of the date you signed the written notice, whether or not you or the Beneficiary is living at the time of such receipt. Designations or changes in designation made via your employer will be deemed to be received by us at the time your employer enters the information on our system. We will not be liable, however, for any payment or settlement we make before we receive the notice from you or your employer, as the case may be, of Beneficiary or change of Beneficiary.

If you are married, the Beneficiary will be your Eligible Spouse unless we have received consent from the Eligible Spouse to permit another Beneficiary. The consent must:

•  be in writing

•  be signed by the Eligible Spouse and witnessed either by a notary public or a Plan representative

•  agree to your election to waive any qualified preretirement survivor annuity and qualified joint and survivor annuity forms of benefit that otherwise would be applicable, and

•  agree to the designation of a Beneficiary other than your Eligible Spouse.

You may not make subsequent Beneficiary designations or selections of forms of annuity benefit unless your Eligible Spouse provides written consent in the same manner.

You should specify a Beneficiary and periodically review your Beneficiary designation. We are required to pay the Beneficiary as shown in our records. You may not change a Beneficiary by naming a different person in your will.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period, or upon your death (and the death of the joint Annuitant, if any) during the Annuity Period, the Beneficiary or Beneficiaries will be determined in accordance with the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first surviving class of Beneficiaries, in this order: your spouse; your children; your parents; and your brothers and sisters.

If we do not find family members in these classes, we will pay the executors or administrators of your estate. You should periodically review and update, if necessary, your Beneficiary designations.

Certain Administrative Provisions

Assignment of Contracts. Contractholders and Participants may not assign or transfer a Contract or any rights under a Contract, except as otherwise required or permitted by law.

Modification of Contracts. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement of the change or waiver.

We may change a Contract at any time by amendment or replacement, provided we give the Contractholder at least 60 days notice, without the consent of the Contractholder, any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change. See "Our Payment of Account Value to You or a Beneficiary—Discontinuance of a Contract."

Evidence of Survival. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us. If satisfactory evidence of survival is not received by us within 30 days following our request for it, we may suspend benefit payments until such evidence is received.

Misstatement of Information. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or charge interest on overpayments, at the effective rate set forth in the Contract or as may be required under state insurance law provisions.

Information and Determination. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A Contractholder should report to us any determination that the Contractholder or employer makes pursuant to the terms of the Plan. We may rely on reports and other information furnished by Contractholders, employers or Participants and are not obligated to inquire as to the accuracy or completeness of such reports and information.

Non-Alienation of Benefits. To the extent permitted by law (a) no amount payable with respect to you may be subject to alienation, attachment, garnishment, levy (other than a federal tax levy or a Qualified Domestic Relations Order), execution, or other legal or equitable process, and (b) no such amount will in any way be subject to any legal process that would subject it to the payment of any claim against you or a Beneficiary.

Participation in Divisible Surplus

We are a mutual life insurance company and consequently have no stockholders. Participants share in our earnings through any dividends approved by the Company's Board of Directors. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such divisible surplus is within the sole discretion of our Board of Directors. No dividends are anticipated.

FEDERAL TAX INFORMATION

For federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

Obtaining Tax Advice

The discussion below of the current federal tax status and consequences for Participants under the Contracts does not cover every situation and is for information purposes only. Tax provisions and regulations may change at any time. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to state and local taxes and state and local tax treatment may not conform to federal tax law. For these reasons, you or a Beneficiary should consult a qualified tax adviser for complete tax information before taking any actions that could have tax consequences.

Payments Under Annuity Contracts Generally

Section 72 of the Code describes the income taxation of payments under annuity contracts, either during the accumulation period or after the annuity commencement date. We intend that the provisions of Section 72 will apply to payments we make under the Contracts. The general rule is that you must receive a payment under a Plan in order to be subject to income taxation. You do not include in your gross income the interest and investment earnings we credit to your Account Value until you withdraw or otherwise receive such amounts. However, certain assignments or pledges of a Contract or loans under a Contract may be treated as a distribution and accelerate the taxability of investment earnings.

Under general tax rules, when you receive a Plan distribution or Annuity Payments, all or part of the payment will be taxable to you as ordinary income. An important factor in determining the taxable portion is whether you have an investment in the contract, which generally is the amount of after-tax Contributions that you have made and not previously withdrawn. The taxation of distributions from Designated Roth Accounts is determined separately from the taxation of your Employee Contribution Account and Rollover Contribution Account. In addition, qualified distributions from Designated Roth Accounts are not taxable. See "Special Treatment for Designated Roth Contributions" below.

A Participant in a 403(b) Thrift Plan will not have any investment in the contract (unless the Participant has a Designated Roth Account or if the Participant has previously defaulted on a loan and received a deemed distribution). A Participant in a 401(a) or 401(k) Thrift Plan may have an investment in the contract, depending on whether the Plan provides for after-tax Contributions or the Participant has a Designated Roth Account (or if the Participant has previously defaulted on a loan and received a deemed distribution).

The following are general concepts, applicable for the discussion below about specific types of distributions.

•  If you do not have an investment in the contract, you must include in gross income the entire amount received during the tax year.

•  If you do have an investment in the contract, you may be able to exclude from gross income a portion of the Annuity Payments or other distribution received.

•  The amount you may exclude from gross income each year represents a partial return of your Contributions, if any, that you made with after-tax dollars (i.e., Contributions that you did not deduct or exclude from gross income for the tax year when the Contributions were made).

•  The simplified method is used to determine the percentage of Annuity Payments that you may exclude from gross income for a tax year. The percentage you may exclude is calculated by dividing your investment in the contract by your total anticipated payments from the Contract.

Withdrawals. When you withdraw a portion of your Account Value, under 403(b) and 401(k) contracts, rollover contributions are withdrawn first, vested employer contributions are withdrawn next and then contributions made by the employee. Under 401(a) contracts, rollover contributions are withdrawn first, then after tax employee contributions are withdrawn on a pro rata basis and then employer contributions. If you receive amounts (that are not Annuity Payments) under a Contract when you have an investment in the contract, you generally may exclude a portion of the payments from gross income. You may exclude from gross income an amount determined by dividing your investment in the contract by your vested Account Value as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing Account Values for this purpose.

Single Sum Payments. If you receive a single sum payment of the Account Value, you must include in gross income, for the tax year in which you receive the payment, the difference between the amount of the payment and your investment in the contract, if any. Special income tax treatment may be available if a payment constitutes a "lump sum distribution" made from a retirement plan meeting the requirements of Section 401(a) of the Code.

Annuity Payments. If you begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the simplified method to determine the amount to exclude from gross income for the tax year of the distribution.

The simplified method continues to apply until you recover the investment in the contract. After that time, you will have to include the full amount of each Annuity Payment in gross income for each taxable year. If your death occurs before you have recovered the investment in the contract, the unrecovered amount may either be deducted on the final income tax return for your last taxable year or by the Beneficiary.

Special Treatment for Designated Roth Contributions. If permitted by your Plan, you may irrevocably designate a Contribution as a Designated Roth Contribution, to be deposited into a Designated Roth Account. While a Designated Roth Contribution is not excludable from your gross income when made, a qualified distribution from a Designated Roth Account is not includible in your gross income when distributed.

A qualified distribution is generally a distribution made:

1.  After the end of the five-year period beginning with the year in which you first made a contribution to any Designated Roth Account under the Plan; and

2.  In one of the following circumstances:

a.  You are age 59 1/2 or older, or

b.  You have died or become disabled.

The taxable portion of any distribution from a Designated Roth Account that is not a qualified distribution will be determined by applying the general tax concepts described above as if your Designated Roth Account were a separate contract, i.e., by dividing your investment in the contract (i.e. your Designated Roth Contributions) by your Designated Roth Account balance as of the date of the distribution.

Penalty Taxes for Premature Withdrawals

In addition to ordinary income taxation, Section 72 of the Code imposes a penalty tax on your premature withdrawals, which are withdrawals before you have reached age 59 1/2. This penalty tax is equal to 10% of the amount of the premature withdrawal that you include in gross income.

In general, the taxable amount of a withdrawal before you reach age 59 1/2 is not subject to a penalty tax if:

1.  You have died or become disabled;

2.  The withdrawals are Annuity Payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary;

3.  The withdrawals are to pay your medical expenses or those of your spouse or dependents, if the medical expenses would be deductible by you for federal income tax purposes. (Generally, a taxpayer may deduct medical expenses if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer's adjusted gross income,)

4.  You ended your employment with the Employer after first reaching age 55; OR

5.  You have opted out of participation in a Plan that provides for automatic enrollment within 90 days of your first automatic deferral.

There may be additional exceptions available in certain circumstances, and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Exclusion of Contributions from Gross Income

403(b) Thrift Plan Contracts.  We offer the Contract for Thrift Plans designed to meet the requirements of Section 403(b) of the Code. Under Section 403(b), Participants who are employees of public schools and organizations that are exempt from tax under Section 501(c)(3) of the Code may exclude from their gross income the Contributions applied to purchase annuity contracts on their behalf. This exclusion is subject to the following limits:

•  The aggregate Contributions per year for each employee cannot exceed the contribution limitation in Section 415(c) of the Code.

•  If you make Contributions under a salary reduction agreement, an additional limitation contained in Section 402(g) of the Code is applicable.

Contributions that you may exclude usually are limited to the smaller amount under these provisions. In general, the limitations are as follows:

•  The Contributions to the Plan cannot exceed the lesser of $51,000 for 2013 (indexed for inflation in later years), or 100% of your includable compensation (before salary reduction contributions);

•  Your contributions through salary reduction may not exceed $17,500 for 2013 (indexed for inflation in subsequent years). A special "catch-up" contribution, available to employees with 15 or more years of service with the same Employer who have not made maximum contributions in prior years, may increase that amount by up to $3,000 per year, to a maximum life-time "catch-up" of $15,000. If the Employer's Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $5,500 for 2013 (indexed for inflation in later years). Designated Roth Contributions and Contributions are combined to determine your annual contribution amounts.

Designated Roth Contributions are not excludable from your gross income.

401(a) Thrift Plan Contracts and 401(k) Plans. You may not exclude or deduct Contributions from your gross income, unless your Plan is subject to Code Section 401(k). For 401(k) plans, you may exclude from gross income your salary reduction Contributions of up to $17,500 for 2013 (indexed for inflation in subsequent years). If the Employer's Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $5,500 for 2013 (indexed for inflation in later years). For SIMPLE 401(k) Plans, that Participant Contribution limit is reduced to $12,000 for 2013 and indexed for inflation in later years. If the Employer's Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $2,500 for 2013 (indexed for inflation in later years). Designated Roth Contributions are included in these limits.

The total amount of Contributions made by you and by the Employer on your behalf for any year is limited to the lesser of $51,000 for 2013 (indexed for inflation in later years) or 100% of your includable compensation (but before any salary reduction contributions that are excludable from gross income).

Contributions by or for you to other employer retirement plans may reduce the above limits for you.

Designated Roth Contributions are not excludable from your gross income.

Minimum Required Distributions

The Code contains a series of rules that require you (or your Beneficiary) to take minimum distributions beginning at a certain time (called the "Required Beginning Date") under any of the Plans for which we issue Contracts. For Plans subject to Code Section 403(b), you may take the required amount from a Contract we have issued, or from other contracts of the same type that you own.

You generally must begin taking distributions of Account Value by April 1 of the year following the year you reach age 70 1/2, unless you are still employed. A Plan, however, may require you if you are still employed to begin receiving minimum distributions at age 70 1/2.

We will provide explanatory information to Participants before their Required Beginning Dates. If, in any year, you do not satisfy the minimum distribution requirements, you may owe a penalty tax equal to 50% of the difference between the required minimum and the actual amount you withdrew in that year. In addition, the Plan may make the minimum payment to you without your consent.

Federal tax law provisions concerning distributions upon the death of a Participant may reduce the period over which a Beneficiary may take or defer receipt of the death benefit. See "Our Payment of Account Value to You or a Beneficiary—Death Benefit during the Accumulation Period".

Federal Estate Taxes

The death benefit payable to your Beneficiary is included in your estate for federal estate tax purposes, except in limited circumstances. See "Obtaining Tax Advice."

A Beneficiary generally will not receive a "stepped-up basis" for the increase in value under your Contract over the amount of your Contributions. The gain under a Contract is called "income in respect of a decedent" (IRD), and the Beneficiary may owe income tax at ordinary income rates on the IRD when the Beneficiary receives the death benefit. See "Obtaining Tax Advice." If your estate pays any estate tax on the death benefit, the Beneficiary may be able to credit the estate tax paid against the income tax the Beneficiary owes. A Beneficiary should consult a tax adviser for a complete explanation of the rules that will apply to the Beneficiary's particular situation.

Withholding on Annuity Payments and Other Distributions

We are required to withhold federal income tax on Annuity Payments and other distributions, such as single sum distributions or withdrawals. In addition, certain states require us to withhold if federal withholding is applicable. In some instances, you may elect to have us not withhold federal income tax.

Most withdrawals are subject to mandatory automatic 20% federal income tax withholding for any eligible rollover distribution unless you elect to have us pay the withdrawal directly, as a federal income tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a surviving spouse Beneficiary, or to payments to a spouse or former spouse in connection with a divorce or separation decree or court order, except that a surviving spouse Beneficiary may make a direct rollover. Non-spouse beneficiaries may be able to have their distributions transferred to an individual retirement account or annuity, subject to Internal Revenue Service rules, but are not subject to mandatory tax withholding if they do not choose a direct transfer. For purposes of these withholding and rollover rules, a "spouse" means only a spouse recognized under federal law. See "Impact of Federal Defense of Marriage Act" below.

The mandatory 20% tax withholding does not apply to any distribution that is:

•  one of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary, or a specified period of 10 years or more, or

•  a minimum distribution required under Section 401(a)(9) of the Code.

•  a hardship withdrawal if permitted by the Plan.

For all amounts not subject to the mandatory 20% withholding, federal income tax is generally required to be withheld unless contract owner elects not to have federal income tax withheld. A death benefit payment from the Plan to a non-spouse Beneficiary that is eligible for rollover generally can be rolled over to an inherited IRA and is not subject to tax withholding.

When you (or a Beneficiary) request withdrawals or Annuity Payments, we will give detailed information and advise you (or the Beneficiary) of possible elections to be made. Participants and Beneficiaries should carefully review information they receive from us.

Impact of Federal Defense of Marriage Act

Under the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, a same-sex spouse is not an Eligible Spouse and the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under the Code, and the rights afforded to opposite-sex spouses under ERISA and described in this prospectus, are currently not available to a same-sex spouse. Participants with a same-sex spouse should consult a tax and/or legal adviser. To the extent that the Contract accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses who reside in states that recognize their same-sex marriage remain entitled to such Contract rights or benefits to the same extent as opposite-sex spouses.

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Value in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

Money Market Fund

From time to time, we may include quotations of the yield and effective yield of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and Effective Yield are calculated in accordance with SEC standards. Refer to the Statement of Additional Information under the heading "Yield and Performance Information" for more information.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses. You can lose money invested in the Money Market Fund. In 2012, 2011, 2010 and 2009, the Money Market Fund had negative returns for periods of time.

Total Return of Funds

We may advertise performance related information for the Funds of the Separate Account. Performance information for the Separate Account Funds is based upon past performance and is not an indication of future performance. Total returns are calculated in accordance with SEC standards and such returns are referred to as "standardized total returns." The standardized total return contained in such advertising is customarily calculated for one, three, five and ten year periods from the later of the Separate Account's inception or the Fund's inception. Different periods are used if either the Fund or the Separate Account has not been in existence for at least ten years. Total return is determined by comparing the value of an investment in the Separate Account Fund at the beginning of the relevant period to the value of that investment at the end of the period, with deductions from total return for the total annual Underlying Fund operating expenses, any contingent deferred sales charge (we do not currently have such charges), and Separate Account Annual Expenses. Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and its performance which reflects (among other things) changes in market conditions.

We may include Average Annual Total Returns reflecting reduced fees available to participants in certain plans as described in "Tables of Annual Expenses" and "Charges under the Contracts" in the Prospectus. We may include non-standardized total returns that predate the inception of the Fund in the Separate Account, by assuming that the Funds had been included in the Separate Account for periods prior to their inception with the Separate Account and deducting charges equal to those currently assessed by the Separate Account along with actual total annual Underlying Fund operating expenses. All non-standard total return advertisements are, and must be, accompanied by standardized total returns.

We may also include information in our advertisements that addressed various topics, such as the effects of various current developments on the economy, securities markets, investment strategies and techniques, customer profiles and hypothetical investment scenarios, financial management, tax and retirement planning and other information relevant to investing in the Separate Account and your Contract.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the structure and operation of the Separate Account Funds at our discretion and without your prior consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners. In making changes, we will comply with applicable law and will obtain the approval of Participants and/or the Contractholders, if required.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after obtaining any approval that may be required by law or regulation.

We also may:

•  create new investment funds of the Separate Account at any time;

•  to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

•  create additional separate accounts or combine any two or more accounts including the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•  operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

•  deregister the Separate Account under the 1940 Act; and

•  operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

We may modify the provisions of the contracts to reflect changes to the investment funds and the Separate Account and to comply with applicable law. We will not make any changes without any regulatory approval that may be required and, if we make any such changes, we will provide you with written notice as may be required under applicable law or regulation.

DEFINITIONS WE USE IN THIS PROSPECTUS

Account Value—The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. As used in this Prospectus, the term "Account Value" may mean all or any part of your total Account Value.

Accumulation Period—For a Participant, the period under a Contract when Contributions are made or held for the Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Value in full before the Annuity Commencement Date.

Accumulation Unit—A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

Annuitant—A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date. You must be the Annuitant; and a Beneficiary who has elected to receive a death benefit in the form of an annuity shall be the Annuitant. You or a Beneficiary also may name a joint Annuitant, except that some Plans require the consent of your Eligible Spouse if the Eligible Spouse is not the joint Annuitant. We use the life expectancy of the Annuitant and joint annuitant, if any, as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

Annuity Commencement Date—The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. You, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under federal tax law provisions in certain circumstances. On the Annuity Commencement Date, all of your Account Value is used to provide Annuity Payments. Sometimes referred to as "Benefit Commencement Date" in a Contract.

Annuity Payments—A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payment will depend on your Account Value on the Annuity Commencement Date and the form of annuity selected.

The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the joint Annuitant, or for such other specified period as we may permit.

Beneficiary(ies)—The person(s) named by a Participant to receive (1) during the Accumulation Period, the death benefit under the Contract if the Participant dies, or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their commuted value) upon the death of the Annuitant and joint annuitant, if any.

Code—The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Complete Order—An order is considered to be complete when all of the requirements for the completion of a transaction have been met to the satisfaction of the Company. This includes receipt by the Company of all information, remittances and notices necessary to process the given transaction.

Contract—The group variable accumulation annuity contracts described in this Prospectus.

Contractholder—For purposes of this Prospectus, the Contractholder will be the employer, an association representing employers, or the trustee(s) of a Plan maintained by one or more employers.

Contributions—Amounts contributed from time to time under a Contract.

Designated Roth Account—An account maintained for Designated Roth Contributions and earnings (or losses) attributable to Designated Roth Contributions. This term, depending on the context in which it is used, includes Designated Roth Rollover Accounts.

Designated Roth Contributions—Contributions irrevocably designated as Designated Roth Contributions described in Section 402A of the Code.

Designated Roth Rollover Account—An account maintained for rollover Designated Roth Contributions and earnings (or losses) attributable to rollover Designated Roth Contributions.

eDocuments—A feature that offers Participants a way to electronically receive communications and reports, such as quarterly statements, prospectuses, underlying fund and separate account annual and semi-annual reports. When such documents are available, an email notice is sent to the eDocuments subscriber informing him or her of such availability on the secure "My Account" website maintained by the Company. Participants enroll by signing a consent form on paper that specifies the documents to be delivered electronically and provides instructions on revocation of the consent, including the ability to revoke it immediately by calling a specified toll-free number.

Eligible Spouse—The person to whom a Participant or Annuitant is legally married in a marriage recognized under federal law.

Employee Contribution Account—An account maintained for employee Contributions, other than Designated Roth Contributions, and earnings (or losses) attributable to such Contributions.

Employer—An employer named on the face page of the Contract that has purchased a Contract to fund a Plan, or an employer that makes Contributions for its employees under a Contract purchased by a trust or other entity for the benefit of its employees.

Employer Contribution Account—An account maintained for Employer Contributions, and earnings (or losses) attributable to such Contributions.

ERISA—The Employee Retirement Income Security Act of 1974, as amended.

Fidelity VIP Funds—The Equity-Income, Asset Manager, Contrafund®, and Mid Cap and Portfolios of Fidelity® Variable Insurance Products Funds.

Fund (or Separate Account Fund)—One of the subaccounts of the Separate Account. Each Fund is named for the Underlying Fund in which it invests.

General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

Hotline Plus—Mutual of America Life Insurance Company's online Internet-based administration system that allows employers who log on to a secure website to perform many administrative tasks, such as enrolling new employees in their Plan, removing employees who are no longer participating in that Plan, making contributions, conducting non-discrimination testing, checking Plan balances and employee records and other functions.

IRS—The Internal Revenue Service.

International Funds—the Investment Company International Fund, American Funds Insurance Series New World Fund and Vanguard Variable Insurance Fund International Portfolio.

Investment Alternatives—The General Account and the Funds of the Separate Account. You may allocate your Contributions and transfer your Account Value among the Investment Alternatives, subject to any limitations under your Plan.

Investment Company—Mutual of America Investment Corporation.

Non-Vested Account Value—The portion of your Account Value attributable to your Employer's Contributions on your behalf, and earnings on those Contributions, that under your Plan would belong to your Employer if you leave employment before a certain period of time after the Contributions were made.

Participant—An employee or former employee who participates in a Plan and for whom we have received Contributions.

Plan—An Employer-sponsored retirement savings plan (or Thrift plan) for which we issue a Contract, which usually permits employees to make voluntary Contributions. A Plan must satisfy the requirements of:

(1)  Code Section 403(b), in which case it is called a 403(b) Thrift plan; or

(2)  Code Section 401(a), including a plan that meets the requirements of Section 401(k), in which case it is called a 401(a) Thrift or a 401(k) plan.

(3)  Code Section 401(a) or 403(b) for certain defined contribution pension or profit-sharing plans that do not permit employee contributions.

Prime Rate—The rate published in the Wall Street Journal®'s "Money Rates" section, from time to time.

Reduced Fee—The reduction in administrative charges and distribution expense charges that apply to participants in plans that are eligible for such reduction as set forth in footnote 3 to the TABLES OF ANNUAL EXPENSES on page 1 and Charges You or Your Employer Will Pay.

Retirement Funds—The Investment Company Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement, 2045 Retirement and 2050 Retirement Funds.

Rollover Contributions Account—An account maintained for rollover Contributions other than Designated Roth Contributions (or rollover Designated Roth Contributions) and earnings (or losses) attributable to such Contributions.

Separate Account—Mutual of America Separate Account No. 2, a separate account established by us to receive and invest deposits made under variable accumulation annuity contracts and other variable contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

Separate Account Fund—See "Fund," above.

Underlying Funds—The funds or portfolios that are invested in by the Separate Account Funds.

Valuation Day—Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period—A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day.

Waived Annual Contract Fee—The waiver of the Annual Contract Fee applicable to plans that use our Hotline Plus system and meet the other criteria set forth in footnote 1 to the TABLES OF ANNUAL EXPENSES on page 1 of this Prospectus.

We, us, our, Mutual of America—Refer to "Mutual of America Life Insurance Company."

You, your—Refer to a Participant.

OUR STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more information about the Contracts and our operations. It also contains the most recent audited financial statements of Separate Account No. 2 and Mutual of America.

Table of Contents of Statement of Additional Information

Distribution of the Contracts

Calculation of Accumulation Unit Values

Yield and Performance Information

Safekeeping of Separate Account Assets

State Regulation

Periodic Reports

Legal Proceedings

Legal Matters

Experts

Additional Information

Financial Statements

How To Obtain a Statement of Additional Information

You may receive a copy of the Statement of Additional Information at no charge by calling 1-800-468-3785 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

The Securities and Exchange Commission has an Internet website at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's annual financial statement reports through the SEC's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

(Please cut here)

To: Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 2012 for the Thrift Plan Contract offered by Mutual of America. My name and address are as follows:

Name

Street Address

City  State  Zip

APPENDIX A

UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

The tables below show changes in Accumulation Unit values and in the total number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 2012. The information below for each of the ten years (or less, depending on the start date of each fund) ended December 31, 2012 is excerpted from the financial statements of the Separate Account, which have been audited by KPMG LLP, the Separate Account's independent registered public accounting firm. The Separate Account's financial statements for the year ended December 31, 2012, along with KPMG LLP's report thereon, are available to you free of charge by calling 1-800-468-3785.

We calculate Accumulation Unit values from the net asset values of the Underlying Funds. Information for the 2050 Retirement Fund is based on a partial year because the fund commenced operations on October 1, 2012. The American Funds Insurance Series New World Fund, PIMCO Variable Insurance Trust Real Return Institutional Portfolio, T. Rowe Price Blue Chip Growth Fund and Vanguard Variable Insurance Fund REIT Index Portfolio will be available on or after August 1, 2013 for investments by Separate Account Participants.

Standard Units

	Investment Company Equity Index Fund (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Unit value, beginning of year	$3.18	$3.16	$2.78	$2.23	$3.57	$3.42	$2.99	$2.88	$2.62	$2.06
Unit value, end of year	$3.64	$3.18	$3.16	$2.78	$2.23	$3.57	$3.42	$2.99	$2.88	$2.62
Thousands of accumulation units outstanding, end of year	59,193	61,506	66,679	68,767	65,771	68,522	77,744	83,203	123,672	122,328
	Investment Company All America Fund (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Unit value, beginning of year	$9.41	$9.50	$8.15	$6.56	$10.26	$9.93	$8.66	$8.42	$7.85	$5.96
Unit value, end of year	$10.66	$9.41	$9.50	$8.15	$6.56	$10.26	$9.93	$8.66	$8.42	$7.85
Thousands of accumulation units outstanding, end of year	12,478	13,523	15,222	16,090	16,718	18,638	22,177	25,210	39,898	42,508
	Investment Company Mid-Cap Equity Index Fund (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Unit value, beginning of period/year	$2.19	$2.26	$1.81	$1.33	$2.11	$1.98	$1.82	$1.63	$1.41	$1.05
Unit value, end of period/year	$2.55	$2.19	$2.26	$1.81	$1.33	$2.11	$1.98	$1.82	$1.63	$1.41
Thousands of accumulation units outstanding, end of period/year	66,532	70,910	69,874	71,371	65,454	70,944	77,066	92,517	113,661	91,187

	Investment Company Small Cap Growth Fund (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$1.30	$1.35	$1.02	$0.81	$1.24	$1.20	$1.05	$1.00
Unit value, end of period/year	$1.36	$1.30	$1.35	$1.02	$0.81	$1.24	$1.20	$1.05
Thousands of accumulation units outstanding, end of period/year	70,509	79,438	81,486	75,326	72,573	74,886	84,420	2,252
	Investment Company Small Cap Value Fund (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$1.33	$1.38	$1.09	$0.85	$1.19	$1.25	$1.07	$1.00
Unit value, end of period/year	$1.52	$1.33	$1.38	$1.09	$0.85	$1.19	$1.25	$1.07
Thousands of accumulation units outstanding, end of period/year	65,627	71,636	75,792	72,395	69,541	73,367	87,617	3,011
	Investment Company Mid Cap Value Fund (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$1.15	$1.19	$1.01	$0.82	$1.22	$1.22	$1.06	$1.00
Unit value, end of period/year	$1.26	$1.15	$1.19	$1.01	$0.82	$1.22	$1.22	$1.06
Thousands of accumulation units outstanding, end of period/year	14,987	15,772	15,980	13,566	11,568	10,362	8,145	1,641

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

	Investment Company Composite Fund (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Unit value, beginning of year	$6.45	$6.35	$5.78	$4.92	$6.41	$6.06	$5.52	$5.51	$5.23	$4.46
Unit value, end of year	$7.11	$6.45	$6.35	$5.78	$4.92	$6.41	$6.06	$5.52	$5.51	$5.23
Thousands of accumulation units outstanding, end of year	13,626	14,678	16,413	17,127	18,190	19,977	23,215	26,925	41,312	43,988
	Investment Company Bond Fund (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Unit value, beginning of year	$5.67	$5.35	$5.04	$4.43	$4.55	$4.34	$4.18	$4.14	$3.99	$3.78
Unit value, end of year	$5.93	$5.67	$5.35	$5.04	$4.43	$4.55	$4.34	$4.18	$4.14	$3.99
Thousands of accumulation units outstanding, end of year	23,438	23,165	21,945	19,352	15,862	15,158	14,873	15,921	23,114	22,484
	Investment Company Mid-Term Bond Fund (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Unit value, beginning of year	$2.29	$2.18	$2.06	$1.87	$1.85	$1.74	$1.69	$1.69	$1.67	$1.64
Unit value, end of year	$2.34	$2.29	$2.18	$2.06	$1.87	$1.85	$1.74	$1.69	$1.69	$1.67
Thousands of accumulation units outstanding, end of year	33,149	35,372	38,104	34,644	31,695	21,789	23,736	18,086	25,887	30,102
	Investment Company Money Market Fund (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Unit value, beginning of year	$2.50	$2.53	$2.56	$2.59	$2.55	$2.45	$2.36	$2.31	$2.30	$2.30
Unit value, end of year	$2.46	$2.50	$2.53	$2.56	$2.59	$2.55	$2.45	$2.36	$2.31	$2.30
Thousands of accumulation units outstanding, end of year	15,265	17,362	20,295	22,906	31,629	30,862	23,613	17,051	23,380	24,188
	Investment Company Conservative Allocation Fund (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003(1)
Unit value, beginning of period/year	$1.42	$1.36	$1.26	$1.10	$1.23	$1.17	$1.10	$1.09	$1.05	$1.05
Unit value, end of period/year	$1.51	$1.42	$1.36	$1.26	$1.10	$1.23	$1.17	$1.10	$1.09	$1.05
Thousands of accumulation units outstanding, end of period/year	23,645	19,459	17,239	13,280	9,620	7,721	5,517	5,902	5,808	2,009
	Investment Company Moderate Allocation Fund (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003(1)
Unit value, beginning of period/year	$1.55	$1.50	$1.34	$1.12	$1.41	$1.33	$1.23	$1.19	$1.11	$1.05
Unit value, end of period/year	$1.70	$1.55	$1.50	$1.34	$1.12	$1.41	$1.33	$1.23	$1.19	$1.11
Thousands of accumulation units outstanding, end of period/year	56,603	51,632	51,013	45,667	38,344	35,240	31,037	26,143	23,490	9,849
	Investment Company Aggressive Allocation Fund (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003(1)
Unit value, beginning of period/year	$1.63	$1.61	$1.39	$1.12	$1.57	$1.50	$1.35	$1.29	$1.19	$1.05
Unit value, end of period/year	$1.82	$1.63	$1.61	$1.39	$1.12	$1.57	$1.50	$1.35	$1.29	$1.19
Thousands of accumulation units outstanding, end of period/year	42,816	42,489	41,698	41,229	33,937	29,353	23,483	17,772	15,564	6,511

	Investment Company (Standard)
	International Fund						Retirement Income Fund
	2012	2011	2010	2009	2008	2007(2)	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$0.66	$0.77	$0.71	$0.58	$0.97	$1.00	$1.15	$1.11	$1.03	$0.90	$1.00	$1.00
Unit value, end of period	$0.78	$0.66	$0.77	$0.71	$0.58	$0.97	$1.22	$1.15	$1.11	$1.03	$0.90	$1.00
Units Outstanding (000's), end of period/year	9,256	7,800	6,707	4,534	1,998	197	8,962	8,162	5,971	3,904	1,995	530

(1)  For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(2)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

	Investment Company (Standard)
	2010 Retirement Fund						2015 Retirement Fund
	2012	2011	2010	2009	2008	2007(2)	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$1.07	$1.05	$0.95	$0.80	$0.98	$0.99	$1.02	$1.01	$0.91	$0.76	$0.97	$0.98
Unit value, end of period	$1.16	$1.07	$1.05	$0.95	$0.80	$0.98	$1.12	$1.02	$1.01	$0.91	$0.76	$0.97
Units Outstanding (000's), end of period/year	7,087	7,327	7,227	7,308	4,494	449	39,009	36,243	33,377	22,505	12,185	2,117
	Investment Company (Standard)
	2020 Retirement Fund						2025 Retirement Fund
	2012	2011	2010	2009	2008	2007(2)	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$0.99	$0.98	$0.87	$0.71	$0.96	$0.97	$0.97	$0.97	$0.85	$0.69	$0.97	$0.99
Unit value, end of period	$1.09	$0.99	$0.98	$0.87	$0.71	$0.96	$1.08	$0.97	$0.97	$0.85	$0.69	$0.97
Units Outstanding (000's), end of period/year	52,040	42,477	34,563	23,701	11,723	2,143	53,778	41,690	32,390	20,565	8,163	651
	Investment Company (Standard)
	2030 Retirement Fund						2035 Retirement Fund
	2012	2011	2010	2009	2008	2007(2)	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period	$0.96	$0.97	$0.84	$0.67	$0.97	$0.99	$0.94	$0.95	$0.82	$0.65	$0.97	$1.00
Unit value, end of period	$1.08	$0.96	$0.97	$0.84	$0.67	$0.97	$1.06	$0.94	$0.95	$0.82	$0.65	$0.97
Units Outstanding (000's), end of period/year	41,160	33,092	24,247	16,971	6,652	740	33,044	25,363	20,271	12,881	4,644	344
	Investment Company (Standard)
	2040 Retirement Fund						2045 Retirement Fund
	2012	2011	2010	2009	2008	2007(2)	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period	$0.93	$0.95	$0.81	$0.64	$0.96	$0.99	$0.92	$0.95	$0.81	$0.64	$0.96	$0.99
Unit value, end of period	$1.05	$0.93	$0.95	$0.81	$0.64	$0.96	$1.04	$0.92	$0.95	$0.81	$0.64	$0.96
Units Outstanding (000's), end of period/year	30,913	24,331	18,624	11,295	3,978	323	37,864	28,787	21,213	12,807	4,062	236

Investment Company (Standard)
2050 Retirement Fund
2012(6)
Unit value, beginning of period	$1.00
Unit value, end of period	$1.02
Units Outstanding (000's), end of period/year	493

	DWS Capital Growth VIP (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Unit value, beginning of year	$38.26	$40.54	$35.09	$27.91	$42.02	$37.66	$35.02	$32.43	$30.30	$24.10
Unit value, end of year	$43.87	$38.26	$40.54	$35.09	$27.91	$42.02	$37.66	$35.02	$32.43	$30.30
Thousands of accumulation units outstanding, end of year	2,959	3,166	3,631	3,818	3,956	4,226	5,086	6,056	9,381	10,133
	American Century VP Capital Appreciation Fund (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Unit value, beginning of year	$24.19	$26.12	$20.05	$14.72	$27.54	$19.01	$16.32	$13.46	$12.59	$10.52
Unit value, end of year	$27.80	$24.19	$26.12	$20.05	$14.72	$27.54	$19.01	$16.32	$13.46	$12.59
Thousands of accumulation units outstanding, end of year	5,350	5,501	5,890	5,766	5,253	6,052	3,985	4,611	4,831	5,419

(2)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(6)  For the period October 1, 2012 (commencement of operations) to December 31, 2012.

	Calvert VP SRI Balanced Portfolio (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Unit value, beginning of year	$3.66	$3.55	$3.20	$2.57	$3.78	$3.71	$3.45	$3.29	$3.07	$2.59
Unit value, end of year	$4.00	$3.66	$3.55	$3.20	$2.57	$3.78	$3.71	$3.45	$3.29	$3.07
Thousands of accumulation units outstanding, end of year	15,622	15,892	16,772	16,832	15,959	16,324	17,358	17,631	21,476	19,878
	Fidelity VIP Equity-Income Portfolio (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Unit value, beginning of year	$40.61	$40.66	$35.64	$27.59	$48.50	$48.16	$40.39	$38.46	$34.76	$26.89
Unit value, end of year	$47.12	$40.61	$40.66	$35.64	$27.59	$48.50	$48.16	$40.39	$38.46	$34.76
Thousands of accumulation units outstanding, end of year	2,646	2,871	3,148	3,325	3,226	3,514	4,162	3,800	5,557	5,113
	Fidelity VIP Contrafund Portfolio (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Unit value, beginning of year	$43.80	$45.43	$39.12	$29.06	$50.95	$43.68	$39.41	$33.97	$29.66	$23.27
Unit value, end of year	$50.43	$43.80	$45.43	$39.12	$29.06	$50.95	$43.68	$39.41	$33.97	$29.66
Thousands of accumulation units outstanding, end of year	6,355	6,811	7,505	7,863	7,551	7,826	8,202	8,758	10,971	9,496
	Fidelity VIP Asset Manager Portfolio (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Unit value, beginning of year	$32.99	$34.23	$30.23	$23.60	$33.38	$29.13	$27.37	$26.51	$25.34	$21.65
Unit value, end of year	$36.70	$32.99	$34.23	$30.23	$23.60	$33.38	$29.13	$27.37	$26.51	$25.34
Thousands of accumulation units outstanding, end of year	1,961	2,042	2,202	2,303	2,156	1,884	1,929	2,001	2,840	2,739

	Fidelity VIP Mid Cap Portfolio (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$42.25	$47.79	$37.44	$26.94	$44.84	$39.10	$34.97	$30.58
Unit value, end of period/year	$47.99	$42.25	$47.79	$37.44	$26.94	$44.84	$39.10	$34.97
Thousands of accumulation units outstanding, end of period/year	1,585	1,763	2,121	1,821	1,287	1,239	789	414
	Vanguard Diversified Value Portfolio (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$15.35	$14.95	$13.82	$10.98	$17.36	$16.85	$14.31	$13.98
Unit value, end of period/year	$17.67	$15.35	$14.95	$13.82	$10.98	$17.36	$16.85	$14.31
Thousands of accumulation units outstanding, end of period/year	3,570	3,279	3,101	2,945	2,398	2,447	2,229	356
	Vanguard International Portfolio (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$19.10	$22.36	$19.52	$13.80	$25.27	$21.72	$17.29	$14.78
Unit value, end of period/year	$22.68	$19.10	$22.36	$19.52	$13.80	$25.27	$21.72	$17.29
Thousands of accumulation units outstanding, end of period/year	4,237	4,409	4,520	4,567	3,446	3,084	1,834	431
	Oppenheimer Main Street Fund®/VA (Standard)
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of year	$22.52	$22.80	$19.84	$15.60	$25.59	$24.73	$21.69	$20.46
Unit value, end of period/year	$26.01	$22.52	$22.80	$19.84	$15.60	$25.59	$24.73	$21.69
Thousands of accumulation units outstanding, end of period/year	526	435	460	444	325	271	243	65

(3)  For the period July 1, 2005 (initial availability) to December 31, 2005.

Tier 1 Reduced Fee Units

	Investment Company (Tier 1 Reduced Fee)
	Equity Index Fund			All America Fund			Mid-Cap Equity Index Fund			Small Cap Growth Fund
	2012	2011	2010(5)	2012	2011	2010(5)	2012	2011	2010(5)	2012	2011	2010(5)
Unit value, beginning of year/period	$3.28	$3.23	$2.82	$9.69	$9.72	$8.37	$2.26	$2.31	$1.93	$1.34	$1.38	$1.11
Unit value, end of year/period	$3.78	$3.28	$3.23	$11.07	$9.69	$9.72	$2.64	$2.26	$2.31	$1.41	$1.34	$1.38
Thousands of accumulation units outstanding, end of year/period	21,083	19,183	18,116	3,757	3,657	3,693	22,051	19,637	17,743	23,200	21,888	19,920
	Investment Company (Tier 1 Reduced Fee)
	Small Cap Value Fund			Mid Cap Value Fund			Composite Fund			Bond Fund
	2012	2011	2010(5)	2012	2011	2010(5)	2012	2011	2010(5)	2012	2011	2010(5)
Unit value, beginning of year/period	$1.37	$1.41	$1.20	$1.19	$1.22	$1.07	$6.65	$6.49	$5.99	$5.84	$5.47	$5.46
Unit value, end of year/period	$1.57	$1.37	$1.41	$1.31	$1.19	$1.22	$7.38	$6.65	$6.49	$6.16	$5.84	$5.47
Thousands of accumulation units outstanding, end of year/period	22,328	20,423	18,868	5,404	4,288	3,722	4,075	3,751	3,856	8,320	7,059	5,497
	Investment Company (Tier 1 Reduced Fee)
	Mid-Term Bond Fund			Money Market Fund			Conservative Allocation Fund			Moderate Allocation Fund
	2012	2011	2010(5)	2012	2011	2010(5)	2012	2011	2010(5)	2012	2011	2010(5)
Unit value, beginning of year/period	$2.36	$2.23	$2.23	$2.57	$2.59	$2.60	$1.47	$1.39	$1.35	$1.59	$1.54	$1.42
Unit value, end of year/period	$2.43	$2.36	$2.23	$2.56	$2.57	$2.59	$1.57	$1.47	$1.39	$1.76	$1.59	$1.54
Thousands of accumulation units outstanding, end of year/period	13,311	11,695	10,249	6,022	5,468	4,745	8,127	6,095	4,383	21,064	16,381	13,906
	Investment Company (Tier 1 Reduced Fee)
	Aggressive Allocation Fund			International Fund			Retirement Income Fund			2010 Retirement Fund
	2012	2011	2010(5)	2012	2011	2010(5)	2012	2011	2010(5)	2012	2011	2010(5)
Unit value, beginning of year/period	$1.68	$1.65	$1.46	$0.68	$0.78	$0.69	$1.18	$1.13	$1.09	$1.09	$1.06	$1.00
Unit value, end of year/period	$1.89	$1.68	$1.65	$0.80	$0.68	$0.78	$1.25	$1.18	$1.13	$1.19	$1.09	$1.06
Thousands of accumulation units outstanding, end of year/period	16,619	13,411	10,681	4,369	2,833	1,800	3,102	2,436	1,767	4,048	4,134	3,147
	Investment Company (Tier 1 Reduced Fee)
	2015 Retirement Fund			2020 Retirement Fund			2025 Retirement Fund			2030 Retirement Fund
	2012	2011	2010(5)	2012	2011	2010(5)	2012	2011	2010(5)	2012	2011	2010(5)
Unit value, beginning of year/period	$1.04	$1.03	$0.95	$1.01	$1.00	$0.91	$0.99	$0.99	$0.88	$0.98	$0.99	$0.87
Unit value, end of year/period	$1.15	$1.04	$1.03	$1.12	$1.01	$1.00	$1.11	$0.99	$0.99	$1.11	$0.98	$0.99
Thousands of accumulation units outstanding, end of year/period	15,830	12,380	9,225	26,973	19,595	12,436	24,238	15,365	9,411	19,813	13,168	7,037

(5)  For the period August 1, 2010 (initial offering date of the units) to December 31, 2010.

	Investment Company (Tier 1 Reduced Fee)
	2035 Retirement Fund			2040 Retirement Fund			2045 Retirement Fund			2050 Retirement Fund
	2012	2011	2010(5)	2012	2011	2010(5)	2012	2011	2010(5)	2012(6)
Unit value, beginning of year/period	$0.96	$0.97	$0.85	$0.95	$0.97	$0.84	$0.94	$0.96	$0.83	$1.00
Unit value, end of year/period	$1.09	$0.96	$0.97	$1.08	$0.95	$0.97	$1.07	$0.94	$0.96	$1.02
Thousands of accumulation units outstanding, end of year/period	16,021	10,303	6,773	14,824	8,974	5,981	20,104	11,671	6,396	71

	DWS (Tier 1 Reduced Fee)			American Century (Tier 1 Reduced Fee)			Calvert (Tier 1 Reduced Fee)
	Capital Growth VIP			VP Capital Appreciation Fund			VP SRI Balanced Portfolio
	2012	2011	2010(5)	2012	2011	2010(5)	2012	2011	2010(5)
Unit value, beginning of year/period	$39.43	$41.49	$35.02	$24.93	$26.73	$21.35	$3.78	$3.63	$3.31
Unit value, end of year/period	$45.53	$39.43	$41.49	$28.85	$24.93	$26.73	$4.15	$3.78	$3.63
Thousands of accumulation units outstanding, end of year/period	1,027	979	1,012	1,702	1,453	1,410	4,576	3,992	2,976

	Fidelity (Tier 1 Reduced Fee)
	VIP Equity-Income Portfolio			VIP Contrafund Portfolio			VIP Asset Manager Portfolio			VIP Mid Cap Portfolio
	2012	2011	2010(5)	2012	2011	2010(5)	2012	2011	2010(5)	2012	2011	2010(5)
Unit value, beginning of year/period	$41.86	$41.62	$36.34	$45.15	$46.50	$39.87	$34.00	$35.03	$31.61	$43.55	$48.91	$40.25
Unit value, end of year/period	$48.90	$41.86	$41.62	$52.35	$45.15	$46.50	$38.09	$34.00	$35.03	$49.81	$43.55	$48.91
Thousands of accumulation units outstanding, end of year/period	1,027	953	892	2,253	2,097	1,939	842	721	632	593	507	455

	Vanguard (Tier 1 Reduced Fee)			Vanguard (Tier 1 Reduced Fee)			Oppenheimer (Tier 1 Reduced Fee)
	Diversified Value Portfolio			International Portfolio			Main Street Fund
	2012	2011	2010(5)	2012	2011	2010(5)	2012	2011	2010(5)
Unit value, beginning of year/period	$15.82	$15.30	$13.71	$19.69	$22.88	$19.64	$23.21	$23.33	$20.22
Unit value, end of yearr/period	$18.34	$15.82	$15.30	$23.53	$19.69	$22.88	$26.99	$23.21	$23.33
Thousands of accumulation units outstanding, end of year/period	1,245	988	753	1,815	1,489	1,216	228	168	148

Tier 2 Reduced Fee Units

	Investment Company (Tier 2 Reduced Fee)
	Money Market Fund
	2012	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$2.57	$2.59	$2.61	$2.62	$2.58	$2.46	$2.36	$2.33
Unit value, end of period/year	$2.55	$2.57	$2.59	$2.61	$2.62	$2.58	$2.46	$2.36
Units Outstanding (000's), end of period/year	4,873	4,996	4,946	9,584	17,205	19,709	12,840	7,961

(4)  For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

(5)  For the period August 1, 2010 (initial offering date of the units) to December 31, 2010.

(6)  For the period October1, 2012 (commencement of operations) to December 31, 2012.

	Investment Company (Tier 2 Reduced Fee)
	All America Fund
	2012	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$9.68	$9.72	$8.29	$6.65	$10.36	$9.99	$8.67	$8.21
Unit value, end of period/year	$11.04	$9.68	$9.72	$8.29	$6.65	$10.36	$9.99	$8.67
Units Outstanding (000's), end of period/year	2,659	2,995	3,018	7,462	8,183	9,560	9,477	9,698
	Investment Company (Tier 2 Reduced Fee)
	Equity Index Fund
	2012	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$3.27	$3.23	$2.83	$2.26	$3.61	$3.45	$3.00	$2.84
Unit value, end of period/year	$3.77	$3.27	$3.23	$2.83	$2.26	$3.61	$3.45	$3.00
Units Outstanding (000's), end of period/year	15,134	15.505	15,904	33,800	34,459	38,424	35,097	33,563
	Investment Company (Tier 2 Reduced Fee)
	Mid-Cap Equity Index Fund
	2012	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$2.25	$2.31	$1.84	$1.35	$2.14	$1.99	$1.82	$1.68
Unit value, end of period/year	$2.64	$2.25	$2.31	$1.84	$1.35	$2.14	$1.99	$1.82
Units Outstanding (000's), end of period/year	17,603	18,266	17,871	32,515	31,155	35,490	30,654	32,488
	Investment Company (Tier 2 Reduced Fee)
	Mid-Cap Value Fund
	2012	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$1.19	$1.22	$1.03	$0.83	$1.23	$1.23	$1.07	$1.00
Unit value, end of period/year	$1.31	$1.19	$1.22	$1.03	$0.83	$1.23	$1.23	$1.07
Units Outstanding (000's), end of period/year	4,028	4,202	3,827	6,028	5,216	4,562	2,894	320
	Investment Company (Tier 2 Reduced Fee)
	Small Cap Growth Fund
	2012	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$1.34	$1.38	$1.04	$0.82	$1.26	$1.21	$1.05	$1.00
Unit value, end of period/year	$1.41	$1.34	$1.38	$1.04	$0.82	$1.26	$1.21	$1.05
Units Outstanding (000's), end of period/year	20,579	21,903	20,384	37,502	39,034	42,165	38,872	659
	Investment Company (Tier 2 Reduced Fee)
	Small Cap Value Fund
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$1.37	$1.41	$1.11	$0.86	$1.20	$1.26	$1.07	$1.00
Unit value, end of period/year	$1.57	$1.37	$1.41	$1.11	$0.86	$1.20	$1.26	$1.07
Units Outstanding (000's), end of period/year	19,523	19,674	19,492	35,801	37,223	40,458	38,902	38,889
	Investment Company (Tier 2 Reduced Fee)
	Composite Fund
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$6.64	$6.49	$5.88	$4.99	$6.47	$6.10	$5.53	$5.38
Unit value, end of period/year	$7.37	$6.64	$6.49	$5.88	$4.99	$6.47	$6.10	$5.53
Units Outstanding (000's), end of period/year	2,715	2,995	2,944	7,627	8,425	9,989	9,906	10,106
	Investment Company (Tier 2 Reduced Fee)
	Bond Fund
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$5.84	$5.47	$5.13	$4.50	$4.60	$4.37	$4.19	$4.20
Unit value, end of period/year	$6.15	$5.84	$5.47	$5.13	$4.50	$4.60	$4.37	$4.19
Units Outstanding (000's), end of period/year	7,343	6,616	5,757	9,368	8,715	8,465	7,001	6,603

(3)  For the period July 1, 2005 (initial availability) to December 31, 2005.

(4)  For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

	Investment Company (Tier 2 Reduced Fee)
	Mid-Term Bond Fund
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$2.36	$2.23	$2.10	$1.90	$1.87	$1.75	$1.69	$1.70
Unit value, end of period/year	$2.42	$2.36	$2.23	$2.10	$1.90	$1.87	$1.75	$1.69
Units Outstanding (000's), end of period/year	10,826	10,868	9,893	16,897	17,242	12,622	10,347	6,854
	Investment Company (Tier 2 Reduced Fee)
	Conservative Allocation Fund
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$1.47	$1.39	$1.28	$1.11	$1.24	$1.17	$1.10	$1.09
Unit value, end of period/year	$1.57	$1.47	$1.39	$1.28	$1.11	$1.24	$1.17	$1.10
Units Outstanding (000's), end of period/year	7,760	6,340	4,492	5,840	4,578	3,478	2,291	1,748
	Investment Company (Tier 2 Reduced Fee)
	Moderate Allocation Fund
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$1.59	$1.54	$1.37	$1.13	$1.42	$1.34	$1.24	$1.20
Unit value, end of period/year	$1.76	$1.59	$1.54	$1.37	$1.13	$1.42	$1.34	$1.24
Units Outstanding (000's), end of period/year	19,421	17,456	13,988	21,857	18,573	17,148	10,108	6,764
	Investment Company (Tier 2 Reduced Fee)
	Aggressive Allocation Fund
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$1.68	$1.65	$1.42	$1.13	$1.59	$1.51	$1.36	$1.30
Unit value, end of period/year	$1.89	$1.68	$1.65	$1.42	$1.13	$1.59	$1.51	$1.36
Units Outstanding (000's), end of period/year	14,372	14,088	12,952	18,142	16,102	14,757	9,166	6,122

	Investment Company (Tier 2 Reduced Fee)
	International Fund						Retirement Income Fund
	2012	2011	2010	2009	2008	2007(1)	2012	2011	2010	2009	2008	2007(1)
Unit value, beginning of period	$0.67	$0.78	$0.72	$0.58	$0.97	$1.00	$1.17	$1.13	$1.04	$0.90	$1.00	$1.00
Unit value, end of period	$0.80	$0.67	$0.78	$0.72	$0.58	$0.97	$1.25	$1.17	$1.13	$1.04	$0.90	$1.00
Units Outstanding (000's), end of period/year	3,419	3,093	2,606	2,715	975	333	2,916	1,937	1,196	1,181	227	—
	Investment Company (Tier 2 Reduced Fee)
	2010 Retirement Fund						2015 Retirement Fund
	2012	2011	2010	2009	2008	2007(1)	2012	2011	2010	2009	2008	2007(1)
Unit value, beginning of period	$1.09	$1.06	$0.96	$0.81	$0.98	$0.99	$1.04	$1.03	$0.92	$0.76	$0.97	$0.98
Unit value, end of period	$1.19	$1.09	$1.06	$0.96	$0.81	$0.98	$1.15	$1.04	$1.03	$0.92	$0.76	$0.97
Units Outstanding (000's), end of period/year	1,988	2,221	2,176	3,223	1,968	468	11,983	10,378	7,783	7,116	2,863	530
	Investment Company (Tier 2 Reduced Fee)
	2020 Retirement Fund						2025 Retirement Fund
	2012	2011	2010	2009	2008	2007(1)	2012	2011	2010	2009	2008	2007(1)
Unit value, beginning of period	$1.01	$1.00	$0.88	$0.72	$0.96	$0.97	$0.99	$0.99	$0.86	$0.69	$0.97	$0.99
Unit value, end of period	$1.12	$1.01	$1.00	$0.88	$0.72	$0.96	$1.11	$0.99	$0.99	$0.86	$0.69	$0.97
Units Outstanding (000's), end of period/year	22,804	15,461	10,191	9,894	3,950	541	16,731	13,167	7,522	7,187	2,619	137

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(3)  For the period July 1, 2005 (initial availability) to December 31, 2005.

	Investment Company (Tier 2 Reduced Fee)
	2030 Retirement Fund						2035 Retirement Fund
	2012	2011	2010	2009	2008	2007(1)	2012	2011	2010	2009	2008	2007(1)
Unit value, beginning of period	$0.98	$0.98	$0.85	$0.67	$0.97	$0.99	$0.96	$0.97	$0.83	$0.65	$0.97	$1.00
Unit value, end of period	$1.11	$0.98	$0.98	$0.85	$0.67	$0.97	$1.09	$0.96	$0.97	$0.83	$0.65	$0.97
Units Outstanding (000's), end of period/year	14,561	10,769	8,739	6,690	2,569	470	12,486	8,810	5,448	5,373	1,606	192
	Investment Company (Tier 2 Reduced Fee)
	2040 Retirement Fund						2045 Retirement Fund
	2012	2011	2010	2009	2008	2007(1)	2012	2011	2010	2009	2008	2007(1)
Unit value, beginning of period	$0.95	$0.96	$0.82	$0.64	$0.96	$0.99	$0.94	$0.96	$0.81	$0.64	$0.96	$0.99
Unit value, end of period	$1.08	$0.95	$0.96	$0.82	$0.64	$0.96	$1.07	$0.94	$0.96	$0.81	$0.64	$0.96
Units Outstanding (000's), end of period/year	11,139	8,428	5,075	5,252	1,344	110	15,539	12,332	7,515	5,588	1,499	63

Investment Company (Tier 2 Reduced Fee)
2050 Retirement Fund
2012(6)
Unit value, beginning of period	$1.00
Unit value, end of period	$1.02
Units Outstanding (000's), end of period/year	103

	DWS (Tier 2 Reduced Fee)
	Capital Growth VIP (Enhanced)
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$39.38	$41.47	$35.73	$28.30	$42.44	$37.89	$35.09	$32.74
Unit value, end of period/year	$45.43	$39.38	$41.47	$35.73	$28.30	$42.44	$37.89	$35.09
Units Outstanding (000's), end of period/year	754	805	746	1,954	2,171	2,480	2,518	2,655
	American Century VP Capital Appreciation Fund (Tier 2 Reduced Fee)
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$24.90	$26.72	$20.41	$14.93	$27.81	$19.13	$16.36	$14.08
Unit value, end of period/year	$28.78	$24.90	$26.72	$20.41	$14.93	$27.81	$19.13	$16.36
Units Outstanding (000's), end of period/year	1,364	1,389	1,315	2,561	2,567	3,144	1,927	1,883
	Calvert VP SRI Balanced Portfolio (Tier 2 Reduced Fee)
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$3.77	$3.63	$3.25	$2.61	$3.82	$3.74	$3.45	$3.33
Unit value, end of period/year	$4.14	$3.77	$3.63	$3.25	$2.61	$3.82	$3.74	$3.45
Units Outstanding (000's), end of period/year	3,387	3,641	3,787	6,377	6,317	6,579	5,497	4,985
	Fidelity Investments (Tier 2 Reduced Fee)
	VIP Equity Income Portfolio
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$41.80	$41.60	$36.29	$27.98	$48.99	$48.45	$40.47	$37.81
Unit value, end of period/year	$48.78	$41.80	$41.60	$36.29	$27.98	$48.99	$48.45	$40.47
Units Outstanding (000's), end of period/year	778	785	805	1,698	1,803	2,057	1,914	1,641
	Fidelity Investments (Tier 2 Reduced Fee)
	VIP Contrafund® Portfolio
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$45.08	$46.48	$39.83	$29.47	$51.46	$43.94	$39.49	$35.06
Unit value, end of period/year	$52.22	$45.08	$46.48	$39.83	$29.47	$51.46	$43.94	$39.49
Units Outstanding (000's), end of period/year	1,737	1,776	1,774	3,627	3,711	4,137	3,589	3,462

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(3)  For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

(6)  For the period October1, 2012 (commencement of operations) to December 31, 2012.

	Fidelity Investments (Tier 2 Reduced Fee)
	VIP Mid Cap Portfolio
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$43.49	$48.89	$38.12	$27.32	$45.30	$39.33	$35.04	$30.58
Unit value, end of period/year	$49.68	$43.49	$48.89	$38.12	$27.32	$45.30	$39.33	$35.04
Units Outstanding (000's), end of period/year	492	502	522	745	559	564	307	133
	Fidelity Investments (Tier 2 Reduced Fee)
	VIP Asset Manager Portfolio
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$33.95	$35.02	$30.78	$23.94	$33.72	$29.31	$27.42	$26.32
Unit value, end of period/year	$37.99	$33.95	$35.02	$30.78	$23.94	$33.72	$29.31	$27.42
Units Outstanding (000's), end of period/year	589	614	611	1,079	1,030	1,021	856	821
	Vanguard (Tier 2 Reduced Fee)
	Diversified Value Portfolio
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$15.80	$15.30	$14.07	$11.14	$17.53	$16.95	$14.33	$13.98
Unit value, end of period/year	$18.30	$15.80	$15.30	$14.07	$11.14	$17.53	$16.95	$14.33
Units Outstanding (000's), end of period/year	1,105	957	828	1,319	1,143	1,133	721	120
	Vanguard (Tier 2 Reduced Fee)
	International Portfolio
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$19.66	$22.88	$19.88	$13.99	$25.53	$21.85	$17.33	$14.78
Unit value, end of period/year	$23.48	$19.66	$22.88	$19.88	$13.99	$25.53	$21.85	$17.33
Units Outstanding (000's), end of period/year	1,470	1,456	1,405	1,995	1,643	1,450	669	110
	Oppenheimer Main Street Fund®/VA (Tier 2 Reduced Fee)
	2012	2011	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period/year	$23.18	$23.32	$20.20	$15.82	$25.84	$24.87	$21.73	$20.46
Unit value, end of period/year	$26.93	$23.18	$23.32	$20.20	$15.82	$25.84	$24.87	$21.73
Units Outstanding (000's), end of period/year	173	153	131	216	194	180	100	25

(3)  For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

The dates the Funds of the Separate Account commenced operation are as follows:

Investment Company Money Market, All America, Bond and Composite Funds—January 1, 1985; DWS Capital Growth VIP, and American Century VP Capital Appreciation Fund—January 3, 1989; Calvert VP SRI Balanced Portfolio (Formerly named Calvert Variable Series, Inc., Social Balanced Portfolio)—May 13, 1991; Investment Company Equity Index, Mid-Term Bond Fund—February 5, 1993; Fidelity VIP Equity-Income, Fidelity VIP Contrafund® and Asset Manager Portfolios—May 1, 1995; Investment Company Mid-Cap Equity Index Fund—May 3, 1999; Investment Company Conservative, Moderate and Aggressive Allocation Funds—May 20, 2003; Investment Company Small Cap Value, Small Cap Growth and Mid Cap Value Funds—July 1, 2005; Investment Company International Fund and Retirement Funds—November 5, 2007; Oppenheimer Main Street Fund®/VA, the Fidelity VIP Mid Cap Portfolio, the Vanguard Variable Insurance Fund Diversified Value and International Portfolios—July 1, 2005; Investment Company 2050 Retirement Fund—October 1, 2012; and American Funds Insurance Series New World Fund, PIMCO Variable Insurance Trust Real Return Institutional Portfolio, T. Rowe Price Blue Chip Growth Fund and Vanguard Variable Insurance Fund REIT Index Portfolio will become available on or after August 1, 2013 for investments by Separate Account Participants.

(This page has been left blank intentionally.)

APPENDIX B

GENERAL ACCOUNT OPERATIONS

This Appendix B provides more information about our General Account's operations and the risks of allocating Contributions to the General Account compared to allocating Contributions to the Separate Account. Contributions held in our General Account may pose different risks to Participants and Plans than Contributions supported by assets of our Separate Account.

When a Participant or Plan allocates contributions to our General Account, the contributions are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of the General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts and variable accumulation annuity contracts (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Participants.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Contracts held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Contracts and upon their termination. Members of Mutual of America's senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

•  Reasonable classifications of different types of policies.

•  Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

•  The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combinations with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

•  The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market.

•  Compliance with applicable statutory and regulatory requirements.

•  Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of contracts without regard to when such amounts were deposited to our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. We reserve the right to change this credited rate at any time. The credited interest rate may not be less than the minimum rate, if any, set forth in your Contract. If we declare a credited interest rate higher than such minimum rate, if any, set forth in your Contract, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) for Participants are guaranteed by us. Amounts held for a Participant are payable in full upon the Participant's request for transfer, payment, withdrawal or discontinuance, subject to Plan provisions, the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans under a Plan. Generally, Contractholders are provided with a written notice of any changes to the interest rates applicable to amounts in our General Account, prior to the implementation. The credited interest rate applicable to amounts in our General Account is indicated in Participants' quarterly statements.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Values maintained by Participants in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Contracts, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change the administrative charges. We also reserve the right to change the services we make available to Contractholders and Participants. We will provide written notices to Contractholders, and to Participants when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Participant's quarterly statements reflect direct deductions from the Participant's Account Value in the Separate Account or General Account. The Annual Pension Fund Report to Contractholders also reflects deductions and charges paid by the Contractholders.

A plan's legal rights vary for contract amounts under our General Account and Separate Accounts. In general, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to plan participants or contractholders. ERISA requires insurers, in administering separate account assets that are subject to ERISA's fiduciary rules, to act solely in the interest of a plan's participants and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA's fiduciary rules generally do not apply to assets held in the general account of an insurance company if the general account meets the definition of "guaranteed benefit policy" under Section 401(b)(2)(B) of ERISA. We believe that our General Account meets the definition of "guaranteed benefit policy," and therefore assets held in our General Account are not "plan assets" under ERISA.

State regulation is typically more restrictive with respect to our General Account than our Separate Accounts. However, state insurance regulation may not provide the same level of protection to plan participants as ERISA regulation. In addition, our General Account contracts often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

PRIVACY NOTICE

We are providing this Privacy Notice on behalf of Mutual of America Life Insurance Company and its Separate Accounts. By law, we have the right to modify this policy at any time, but if we do change it, we will notify you in advance. Under applicable laws and regulations, we are required to send you our Privacy Notice annually.

Information Collection

•  We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

•  We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products and services, and from your transactions with us. If we need additional information, we may obtain it from other parties including employers, adult family members, other insurers, consumer reporting agencies and medical care providers.

Information Protection

•  To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

•  All of our employees are required to protect the confidentiality of our customers' personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

•  Our strict policies for protecting personal information apply to current and former customers.

•  Our website Privacy Policy can be found on the Internet at mutualofamerica.com.

•  We have appointed a senior officer of the Company to monitor compliance with the Company's Privacy Policy.

Information Disclosure

•  We will not sell your personal information to anyone.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain or administer your business and respond to your questions or requests. In addition, if you are a participant under one of our group annuity contracts through your employer or former employer pension or retirement savings plan, we may disclose your personal information to other entities that have been authorized by the employer or plan administrator to receive such information in order to carry out administrative tasks under the plan.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose stipulated.

For More Information

If you have any questions about Mutual of America's Privacy Policy, or wish to obtain a copy of your personal information or to inform us of any incorrect information in our records, please contact your Regional Office, or write to the Privacy Officer at Mutual of America Life Insurance Company, 320 Park Avenue, New York, NY 10022-6839.

* * *

We may be obligated to provide Contractholder transaction data to the Underlying Funds as required by applicable laws and regulations.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

Thrift 2013

STATEMENT OF ADDITIONAL INFORMATION
FOR
VARIABLE ACCUMULATION AND GROUP ANNUITY CONTRACTS

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue
New York, New York 10022-6839
Through its

SEPARATE ACCOUNT NO. 2

This Statement of Additional Information ("SAI") expands upon subjects we discuss in the current Prospectuses for the Contracts that we offer ("Contracts").

You may obtain a copy of the Prospectus, dated May 1, 2013, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus And You Should Read It In Conjunction With The Prospectus For The Contracts.

Dated: May 1, 2013

DISTRIBUTION OF THE CONTRACTS

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary and incentive compensation if Mutual of America Life Insurance Company's (the "Company") annual goals and objectives are met. There are no commissions or fees payable to other persons or entities for sales of the Contracts. The registered representatives who sell the Contracts are eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's office compared to sales targets we established for the office in that year. Representatives and certain staff from the top five regional offices will receive a trip to a conference site in the United States or its territories to attend a sales meeting. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and are a member of the Financial Industries Regulatory Authority ("FINRA"). All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

CALCULATION OF ACCUMULATION UNIT VALUES

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. If any plans are eligible for the Reduced Fee as set forth in the Prospectus, a particular Separate Account Fund will have Accumulation Unit values which reflect Separate Account charges applicable to plans that are not eligible for the Reduced Fee, and will also have Accumulation Units which reflect Separate Account charges for plans that are eligible for the Reduced Fee. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, DWS, Vanguard, American, T. Rowe Price, PIMCO, Oppenheimer, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

*  The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

YIELD AND PERFORMANCE INFORMATION

Money Market Fund

Regulations adopted by the SEC require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. The SEC also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.  Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7] – 1.

The standard current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2012 was (1.37)%. The Tier 1 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2012 was (0.67)%. The Tier 2 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2012 was (0.77)%.

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund's total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)1/n – 1.

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

See "Performance Information for the Separate Accounts" in the Prospectus.

Average Annual Total Returns (Standard)*
For the Periods Ended December 31, 2012

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	14.56%	0.40%	5.86%	6.72%	02/05/93
Investment Company All America	13.36%	0.78%	6.01%	8.63%	01/01/85
Investment Company Small Cap Value	14.08%	4.99%	N/A	5.71%	07/01/05
Investment Company Small Cap Growth	4.29%	1.80%	N/A	4.18%	07/01/05
Investment Company Mid Cap Value	9.63%	0.67%	N/A	3.18%	07/01/05
Investment Company Mid-Cap Equity Index	16.39%	3.80%	9.24%	7.09%	05/03/99
Investment Company International	17.33%	(4.35)%	N/A	(4.80)%	11/05/07
Investment Company Composite	10.32%	2.12%	4.78%	7.07%	01/01/85
Investment Company Retirement Income	5.88%	4.07%	N/A	3.93%	11/05/07
Investment Company 2010 Retirement	8.39%	3.40%	N/A	3.13%	11/05/07
Investment Company 2015 Retirement	9.28%	2.88%	N/A	2.53%	11/05/07
Investment Company 2020 Retirement	10.36%	2.58%	N/A	2.17%	11/05/07
Investment Company 2025 Retirement	11.55%	2.28%	N/A	1.79%	11/05/07
Investment Company 2030 Retirement	12.34%	2.24%	N/A	1.70%	11/05/07
Investment Company 2035 Retirement	13.03%	1.71%	N/A	1.12%	11/05/07
Investment Company 2040 Retirement	13.27%	1.81%	N/A	1.19%	11/05/07
Investment Company 2045 Retirement	13.09%	1.68%	N/A	1.04%	11/05/07
Investment Company 2050 Retirement	N/A	N/A	N/A	1.51%	10/01/12
Investment Company Conservative Allocation	6.15%	4.20%	N/A	4.40%	05/20/03
Investment Company Moderate Allocation	9.58%	3.81%	N/A	5.65%	05/20/03
Investment Company Aggressive Allocation	12.06%	3.06%	N/A	6.46%	05/20/03
Investment Company Money Market	(1.36)%	(0.70)%	0.69%	3.08%	01/01/85
Investment Company Mid-Term Bond	2.10%	4.78%	3.64%	4.37%	02/05/93
Investment Company Bond	4.66%	5.45%	4.63%	6.38%	01/01/85
DWS Capital Growth	14.66%	0.87%	6.19%	7.10%	01/03/89
Fidelity VIP Equity-Income	16.02%	(0.58)%	5.78%	6.20%	05/01/95

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Fidelity VIP Contrafund	15.14%	(0.20)%	8.06%	8.78%	05/01/95
Fidelity VIP Asset Manager	11.25%	1.92%	5.43%	5.60%	05/01/95
Fidelity Mid Cap	13.57%	1.37%	N/A	6.20%	07/01/05
Vanguard Diversified Value	15.10%	0.36%	N/A	3.18%	07/01/05
Vanguard International	18.70%	(2.15)%	N/A	5.88%	07/01/05
Oppenheimer Main Street	15.47%	0.33%	N/A	3.25%	07/01/05
Calvert VP SRI Balanced Portfolio	9.19%	1.13%	4.43%	5.28%	05/13/91
American Century VP Capital Appreciation	14.90%	0.19%	10.22%	7.36%	01/03/89

Information for the 2050 Retirement Fund is based on a partial year because the fund commenced operations on October 1, 2012. Information is not shown for the American Funds Insurance Series New World Fund, PIMCO Variable Insurance Trust Real Return Institutional Portfolio, T. Rowe Price Blue Chip Growth Fund and Vanguard Variable Insurance Fund REIT Index Portfolio because the funds will commence operations on or after August 1, 2013.

*  Returns reflect the deduction of actual standard charges in effect for the periods shown excluding the $2 monthly charge.

Average Annual Total Returns (Tier 1 Reduced Fee)**
For the Periods Ended December 31, 2012

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	15.36%	0.95%	6.26%	6.92%	02/05/93
Investment Company All America	14.16%	1.33%	6.41%	8.78%	01/01/85
Investment Company Small Cap Value	14.89%	5.56%	N/A	6.24%	07/01/05
Investment Company Small Cap Growth	5.02%	2.36%	N/A	4.70%	07/01/05
Investment Company Mid Cap Value	10.40%	1.22%	N/A	3.69%	07/01/05
Investment Company Mid-Cap Equity Index	17.21%	4.36%	9.65%	7.39%	05/03/99
Investment Company International	18.16%	(3.83)%	N/A	(4.28)%	11/05/07
Investment Company Composite	11.09%	2.68%	5.17%	7.43%	01/01/85
Investment Company Retirement Income	6.62%	4.64%	N/A	4.50%	11/05/07
Investment Company 2010 Retirement	9.15%	3.97%	N/A	3.69%	11/05/07
Investment Company 2015 Retirement	10.04%	3.45%	N/A	3.09%	11/05/07
Investment Company 2020 Retirement	11.13%	3.14%	N/A	2.72%	11/05/07
Investment Company 2025 Retirement	12.34%	2.84%	N/A	2.34%	11/05/07
Investment Company 2030 Retirement	13.13%	2.80%	N/A	2.25%	11/05/07
Investment Company 2035 Retirement	13.83%	2.26%	N/A	1.67%	11/05/07
Investment Company 2040 Retirement	14.06%	2.37%	N/A	1.74%	11/05/07
Investment Company 2045 Retirement	13.89%	2.23%	N/A	1.59%	11/05/07
Investment Company 2050 Retirement	N/A	N/A	N/A	1.69%	10/01/12
Investment Company Conservative Allocation	6.90%	4.77%	N/A	4.81%	05/20/03
Investment Company Moderate Allocation	10.35%	4.38%	N/A	6.06%	05/20/03
Investment Company Aggressive Allocation	12.84%	3.62%	N/A	6.88%	05/20/03
Investment Company Money Market	(0.67)%	(0.15)%	1.07%	3.41%	01/01/85
Investment Company Mid-Term Bond	2.81%	5.36%	4.03%	4.56%	02/05/93
Investment Company Bond	5.39%	6.02%	5.02%	6.52%	01/01/85
DWS Capital Growth	15.47%	1.42%	6.58%	7.27%	01/03/89
Fidelity VIP Equity-Income	16.84%	(0.04)%	6.18%	6.43%	05/01/95
Fidelity VIP Contrafund	15.95%	0.34%	8.46%	9.01%	05/01/95
Fidelity VIP Asset Manager	12.03%	2.47%	5.82%	5.82%	05/01/95
Fidelity Mid Cap	14.37%	1.92%	N/A	6.73%	07/01/05
Vanguard Diversified Value	15.91%	0.91%	N/A	3.69%	07/01/05
Vanguard International	19.53%	(1.62)%	N/A	6.41%	07/01/05
Oppenheimer Main Street	16.28%	0.87%	N/A	3.77%	07/01/05
Calvert VP SRI Balanced Portfolio	9.95%	1.68%	4.82%	5.46%	05/13/91
American Century VP Capital Appreciation	15.71%	0.73%	10.63%	7.52%	01/03/89

Information for the 2050 Retirement Fund is based on a partial year because the fund commenced operations on October 1, 2012. Information is not shown for the American Funds Insurance Series New World Fund, PIMCO Variable Insurance Trust Real Return Institutional Portfolio, T. Rowe Price

Blue Chip Growth Fund and Vanguard Variable Insurance Fund REIT Index Portfolio because the funds will commence operations on or after August 1, 2013.

**  Returns reflect the deduction of Tier 1 Reduced Fee charges for the period August 1, 2010 through December 31, 2012, the actual Reduced Fee in effect for the period July 1, 2005 through July 31, 2010, and the actual standard charges in effect for periods prior to July 1, 2005 excluding the $2 monthly charge.

Average Annual Total Returns (Tier 2 Reduced Fee)**
For the Periods Ended December 31, 2012

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	15.25%	0.90%	6.23%	6.91%	02/05/93
Investment Company All America	14.05%	1.28%	6.38%	8.77%	01/01/85
Investment Company Small Cap Value	14.77%	5.51%	N/A	6.20%	07/01/05
Investment Company Small Cap Growth	4.92%	2.31%	N/A	4.67%	07/01/05
Investment Company Mid Cap Value	10.29%	1.17%	N/A	3.66%	07/01/05
Investment Company Mid-Cap Equity Index	17.10%	4.31%	9.62%	7.37%	05/03/99
Investment Company International	18.04%	(3.88)%	N/A	(4.33)%	11/05/07
Investment Company Composite	10.99%	2.63%	5.14%	7.42%	01/01/85
Investment Company Retirement Income	6.51%	4.59%	N/A	4.44%	11/05/07
Investment Company 2010 Retirement	9.03%	3.92%	N/A	3.64%	11/05/07
Investment Company 2015 Retirement	9.93%	3.40%	N/A	3.04%	11/05/07
Investment Company 2020 Retirement	11.02%	3.09%	N/A	2.67%	11/05/07
Investment Company 2025 Retirement	12.22%	2.79%	N/A	2.29%	11/05/07
Investment Company 2030 Retirement	13.01%	2.75%	N/A	2.20%	11/05/07
Investment Company 2035 Retirement	13.71%	2.21%	N/A	1.62%	11/05/07
Investment Company 2040 Retirement	13.95%	2.31%	N/A	1.69%	11/05/07
Investment Company 2045 Retirement	13.77%	2.18%	N/A	1.54%	11/05/07
Investment Company 2050 Retirement	N/A	N/A	N/A	1.67%	10/01/12
Investment Company Conservative Allocation	6.81%	4.73%	N/A	4.78%	05/20/03
Investment Company Moderate Allocation	10.25%	4.33%	N/A	6.04%	05/20/03
Investment Company Aggressive Allocation	12.74%	3.58%	N/A	6.85%	05/20/03
Investment Company Money Market	(0.75)%	(0.20)%	1.05%	3.40%	01/01/85
Investment Company Mid-Term Bond	2.72%	5.31%	4.01%	4.55%	02/05/93
Investment Company Bond	5.30%	5.98%	5.00%	6.51%	01/01/85
DWS Capital Growth	15.36%	1.37%	6.56%	7.26%	01/03/89
Fidelity VIP Equity-Income	16.71%	(0.09)%	6.15%	6.41%	05/01/95
Fidelity VIP Contrafund	15.83%	0.29%	8.43%	9.00%	05/01/95
Fidelity VIP Asset Manager	11.91%	2.42%	5.80%	5.81%	05/01/95
Fidelity Mid Cap	14.25%	1.87%	N/A	6.69%	07/01/05
Vanguard Diversified Value	15.80%	0.86%	N/A	3.66%	07/01/05
Vanguard International	19.42%	(1.66)%	N/A	6.38%	07/01/05
Oppenheimer Main Street	16.17%	0.83%	N/A	3.74%	07/01/05
Calvert VP SRI Balanced Portfolio	9.85%	1.64%	4.80%	5.45%	05/13/91
American Century VP Capital Appreciation	15.59%	0.68%	10.61%	7.51%	01/03/89

Information for the 2050 Retirement Fund is based on a partial year because the fund commenced operations on October 1, 2012. Information is not shown for the American Funds Insurance Series New World Fund, PIMCO Variable Insurance Trust Real Return Institutional Portfolio, T. Rowe Price Blue Chip Growth Fund and Vanguard Variable Insurance Fund REIT Index Portfolio because the funds will commence operations on or after August 1, 2013.

**  Returns reflect the deduction of Tier 2 Reduced Fee charges for the periods August 1, 2010 through December 31, 2012, the actual Reduced Fee in effect for the period July 1, 2005 through July 31, 2010, and the actual standard charges in effect for periods prior to July 1, 2005 excluding the $2 monthly charge.

The standard current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2012 was (1.37)%. The Tier 1 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2012 was (0.67)%. The Tier 2 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2012 was (0.77)%. (The Tier 1 yield does not reflect the $2 monthly charge as those accounts qualify for a waiver of this charge.)

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date.

The inception dates are for the Funds in Separate Account No. 2.

In the above tables, we did not deduct the $2.00 monthly contract fee from each Separate Account Fund. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds could be lower than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a)  Investment Company Money Market Fund,

(b)  Investment Company Mid-Term Bond Fund,

(c)  Investment Company Bond Fund,

(d)  Investment Company Composite Fund,

(e)  Fidelity VIP Asset Manager Portfolio,

(f)  Calvert VP SRI Balanced Portfolio,

(g)  Fidelity VIP Equity-Income Portfolio,

(h)  Investment Company All America Fund,

(i)  Investment Company Equity Index Fund,

(j)  Investment Company Mid-Cap Equity Index Fund,

(k)  Fidelity VIP Contrafund® Portfolio,

(l)  DWS Capital Growth VIP,

(m)  American Century VP Capital Appreciation Fund,

(n)  Investment Company Conservative Allocation Fund,

(o)  Investment Company Moderate Allocation Fund,

(p)  Investment Company Aggressive Allocation Fund,

(q)  Investment Company Small Cap Value Fund,

(r)  Investment Company Small Cap Growth Fund,

(s)  Investment Company Mid Cap Value Fund,

(t)  Fidelity VIP Mid Cap Portfolio,

(u)  Oppenheimer Main Street Fund®/VA,

(v)  Vanguard Variable Insurance Fund Diversified Value Portfolio,

(w)  Vanguard Variable Insurance Fund International Portfolio,

(x)  Investment Company International Fund

(y)  Retirement Income Fund,

(z)  2010 Retirement Fund,

(aa)  2015 Retirement Fund,

(bb)  2020 Retirement Fund,

(cc)  2025 Retirement Fund,

(dd)  2030 Retirement Fund,

(ee)  2035 Retirement Fund,

(ff)  2040 Retirement Fund,

(gg)  2045 Retirement Fund,

(hh)  2050 Retirement Fund,

(ii)  American Funds Insurance Series New World Fund,

(jj)  PIMCO Variable Insurance Trust Real Return Institutional Portfolio,

(kk)  T. Rowe Price Blue Chip Growth Fund, and

(ll)  Vanguard Variable Insurance Fund REIT Index Portfolio.

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

See "Performance Information for the Separate Accounts" in the Prospectus.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

STATE REGULATION

We are subject to regulation by the New York State Superintendent of Financial Services ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we do business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and records are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

PERIODIC REPORTS

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1)  Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

•  the allocation of contributed amounts to the Separate and General Accounts;

•  the date Deferred Compensation was deducted from your salary or the Contribution was made, as well as any designation of the Contribution as a Designated Roth Contribution (if permitted by your Plan); and

•  the date the amount was credited to your account.

(3)  Interest accrued on amounts allocated for you to the General Account.

(4)  The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account;

(5)  The total amounts of all withdrawals and transfers from the General Account and each Fund; and

(6)  Any change in your plan's status with respect to eligibility for the Reduced Fee.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts and certain legal matters relating to Federal securities laws, have been passed upon by James J. Roth, Executive Vice President and General Counsel of Mutual of America.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2012 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2012 and 2011, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2012, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 21, 2013, covering the December 31, 2012, 2011 and 2010 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Further, the audit report contains an additional explanatory paragraph that states that in 2009, the Company changed its accounting for electronic data processing equipment, evaluation and classification of other than temporary impairment losses for certain investments and net deferred income tax assets that can be treated as an admitted asset, in accordance with amendments to Regulation No. 172 by the New York State Department of Financial Services.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, concerning the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the SEC. The SEC has an Internet website at http://www.sec.gov, or you may write to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2012 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2012 and 2011, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2012, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 21, 2013, covering the December 31, 2012, 2011 and 2010 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Further, the audit report contains an additional explanatory paragraph that states that in 2009, the Company changed its accounting for electronic data processing equipment, evaluation and classification of other than temporary impairment losses for certain investments and net deferred income tax assets that can be treated as an admitted asset, in accordance with amendments to Regulation No. 172 by the New York State Department of Financial Services.

When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2012 are included as follows:

Financial Statements of Mutual of America for 2012, 2011 and 2010 are included as follows:

Page
Report of Independent Registered Public Accounting Firm
Consolidated Statements of Financial Condition
Consolidated Statements of Operations and Surplus
Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements

You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 2 (comprising the sub-accounts listed in note 1 and collectively referred to as the "Separate Account") as of December 31, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying mutual funds or their transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 2 as of December 31, 2012, the results of its operations for the year or period then ended, the changes in its net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 29, 2013

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2012

	Investment Company
	Equity Index Fund	All America Fund	Small Cap Value Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: Equity Index Fund—$280,700,294 All America Fund—$215,540,549 Small Cap Value Fund—$136,556,103) (Notes 1 and 2)	$352,193,873	$203,940,668	$165,138,059
Due From (To) Mutual of America General Account	251,195	54,344	106,886
Net Assets	$352,445,068	$203,995,012	$165,244,945
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2012	$79,714,919	$41,577,704	$35,129,441
Units Outstanding at December 31, 2012	21,083,148	3,756,689	22,327,968
Unit Value at December 31, 2012	$3.78	$11.07	$1.57
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2012	$57,089,118	$29,359,395	$30,640,555
Units Outstanding at December 31, 2012	15,133,962	2,658,919	19,522,681
Unit Value at December 31, 2012	$3.77	$11.04	$1.57
Standard Units:
Net Assets at December 31, 2012	$215,641,031	$133,057,913	$99,474,949
Units Outstanding at December 31, 2012	59,193,142	12,477,969	65,626,808
Unit Value at December 31, 2012	$3.64	$10.66	$1.52

	Investment Company
	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: Small Cap Growth Fund—$139,491,013 Mid Cap Value Fund—$27,645,935 Mid-Cap Equity Index Fund—$227,729,701 Composite Fund—$140,914,338) (Notes 1 and 2)	$157,353,914	$31,217,742	$274,478,410	$147,055,345
Due From (To) Mutual of America General Account	165,473	86,566	(319,785)	(47,038)
Net Assets	$157,519,387	$31,304,308	$274,158,625	$147,008,307
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2012	$32,728,116	$7,089,115	$58,287,988	$30,084,725
Units Outstanding at December 31, 2012	23,199,912	5,403,639	22,050,677	4,075,050
Unit Value at December 31, 2012	$1.41	$1.31	$2.64	$7.38
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2012	$28,961,390	$5,271,772	$46,421,590	$19,995,882
Units Outstanding at December 31, 2012	20,579,386	4,027,934	17,602,705	2,714,513
Unit Value at December 31, 2012	$1.41	$1.31	$2.64	$7.37
Standard Units:
Net Assets at December 31, 2012	$95,829,881	$18,943,421	$169,449,047	$96,927,700
Units Outstanding at December 31, 2012	70,509,342	14,987,310	66,531,644	13,626,376
Unit Value at December 31, 2012	$1.36	$1.26	$2.55	$7.11

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2012

	Investment Company
	International Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: International Fund—$12,623,949 Money Market Fund—$64,175,495 Mid-Term Bond Fund—$122,795,189 Bond Fund—$214,664,114) (Notes 1 and 2)	$13,371,300	$65,402,939	$135,873,610	$234,967,019
Due From (To) Mutual of America General Account	24,304	(12,168)	158,518	511,918
Net Assets	$13,395,604	$65,390,771	$136,032,128	$235,478,937
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2012	$3,487,288	$15,388,190	$32,303,870	$51,248,566
Units Outstanding at December 31, 2012	4,369,099	6,021,632	13,311,407	8,320,453
Unit Value at December 31, 2012	$0.80	$2.56	$2.43	$6.16
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2012	$2,722,730	$12,423,262	$26,217,093	$45,134,058
Units Outstanding at December 31, 2012	3,419,256	4,873,018	10,825,538	7,342,883
Unit Value at December 31, 2012	$0.80	$2.55	$2.42	$6.15
Standard Units:
Net Assets at December 31, 2012	$7,185,586	$37,579,319	$77,511,165	$139,096,313
Units Outstanding at December 31, 2012	9,256,472	15,265,125	33,149,490	23,438,034
Unit Value at December 31, 2012	$0.78	$2.46	$2.34	$5.93

	Investment Company
	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: Retirement Income Fund—$17,655,298 2010 Retirement Fund—$14,130,526 2015 Retirement Fund—$66,552,824) (Notes 1 and 2)	$18,445,540	$15,329,053	$75,540,503
Due From (To) Mutual of America General Account	20,865	53,440	(77,099)
Net Assets	$18,466,405	$15,382,493	$75,463,404
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2012	$3,889,659	$4,818,447	$18,177,234
Units Outstanding at December 31, 2012	3,101,690	4,048,135	15,829,746
Unit Value at December 31, 2012	$1.25	$1.19	$1.15
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2012	$3,647,380	$2,360,648	$13,724,761
Units Outstanding at December 31, 2012	2,915,870	1,988,328	11,982,547
Unit Value at December 31, 2012	$1.25	$1.19	$1.15
Standard Units:
Net Assets at December 31, 2012	$10,929,366	$8,203,398	$43,561,409
Units Outstanding at December 31, 2012	8,961,574	7,086,599	39,009,227
Unit Value at December 31, 2012	$1.22	$1.16	$1.12

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2012

	Investment Company
	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: 2020 Retirement Fund—$98,817,256 2025 Retirement Fund—$89,385,393 2030 Retirement Fund—$70,169,797) (Notes 1 and 2)	$112,212,070	$103,286,311	$82,303,923
Due From (To) Mutual of America General Account	38,800	304,265	329,489
Net Assets	$112,250,870	$103,590,576	$82,633,412
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2012	$30,178,048	$26,933,046	$22,016,071
Units Outstanding at December 31, 2012	26,972,790	24,238,130	19,813,146
Unit Value at December 31, 2012	$1.12	$1.11	$1.11
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2012	$25,449,458	$18,544,109	$16,139,164
Units Outstanding at December 31, 2012	22,804,235	16,730,641	14,560,947
Unit Value at December 31, 2012	$1.12	$1.11	$1.11
Standard Units:
Net Assets at December 31, 2012	$56,623,364	$58,113,421	$44,478,177
Units Outstanding at December 31, 2012	52,040,090	53,777,802	41,159,754
Unit Value at December 31, 2012	$1.09	$1.08	$1.08

	Investment Company
	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: 2035 Retirement Fund—$56,397,354 2040 Retirement Fund—$51,681,852 2045 Retirement Fund—$66,857,942 2050 Retirement Fund—$650,077) (Notes 1 and 2)	$65,943,724	$60,422,721	$77,475,971	$663,101
Due From (To) Mutual of America General Account	59,238	156,459	110,745	14,182
Net Assets	$66,002,962	$60,579,180	$77,586,716	$677,283
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2012	$17,446,300	$16,035,906	$21,536,353	$71,801
Units Outstanding at December 31, 2012	16,021,095	14,823,506	20,103,966	70,604
Unit Value at December 31, 2012	$1.09	$1.08	$1.07	$1.02
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2012	$13,562,678	$12,020,598	$16,604,084	$105,217
Units Outstanding at December 31, 2012	12,486,343	11,139,394	15,538,820	103,491
Unit Value at December 31, 2012	$1.09	$1.08	$1.07	$1.02
Standard Units:
Net Assets at December 31, 2012	$34,993,984	$32,522,676	$39,446,279	$500,265
Units Outstanding at December 31, 2012	33,043,586	30,913,240	37,863,763	492,810
Unit Value at December 31, 2012	$1.06	$1.05	$1.04	$1.02

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2012

	Investment Company
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: Conservative Allocation Fund—$55,825,071 Moderate Allocation Fund—$144,720,058 Aggressive Allocation Fund—$115,185,671) (Notes 1 and 2)	$60,602,002	$166,963,852	$136,615,078
Due From (To) Mutual of America General Account	64,535	132,322	119,058
Net Assets	$60,666,537	$167,096,174	$136,734,136
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2012	$12,755,780	$37,056,654	$31,465,976
Units Outstanding at December 31, 2012	8,126,916	21,064,372	16,618,742
Unit Value at December 31, 2012	$1.57	$1.76	$1.89
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2012	$12,154,772	$34,091,567	$27,152,115
Units Outstanding at December 31, 2012	7,760,112	19,420,680	14,372,244
Unit Value at December 31, 2012	$1.57	$1.76	$1.89
Standard Units:
Net Assets at December 31, 2012	$35,755,985	$95,947,953	$78,116,045
Units Outstanding at December 31, 2012	23,645,292	56,603,056	42,816,333
Unit Value at December 31, 2012	$1.51	$1.70	$1.82

	Fidelity
	VIP Equity-Income Fund	VIP Asset Manager Fund	VIP Contrafund	VIP Mid Cap Fund
Investments in Fidelity VIP Portfolios at fair value (Cost: Fidelity VIP Equity-Income Fund—$225,286,258 Fidelity VIP Asset Manager Fund—$117,827,489 Fidelity VIP Contrafund—$484,777,608 Fidelity VIP Mid Cap Fund—$124,532,861) (Notes 1 and 2)	$212,661,055	$126,325,477	$529,039,891	$129,943,539
Due From (To) Mutual of America General Account	213,364	68,590	86,756	73,772
Net Assets	$212,874,419	$126,394,067	$529,126,647	$130,017,311
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2012	$50,233,217	$32,076,486	$117,945,094	$29,525,398
Units Outstanding at December 31, 2012	1,027,180	842,135	2,253,221	592,799
Unit Value at December 31, 2012	$48.90	$38.09	$52.35	$49.81
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2012	$37,965,734	$22,367,915	$90,709,031	$24,455,833
Units Outstanding at December 31, 2012	778,271	588,725	1,737,220	492,240
Unit Value at December 31, 2012	$48.78	$37.99	$52.22	$49.68
Standard Units:
Net Assets at December 31, 2012	$124,675,468	$71,949,666	$320,472,522	$76,036,080
Units Outstanding at December 31, 2012	2,646,030	1,960,566	6,354,519	1,584,536
Unit Value at December 31, 2012	$47.12	$36.70	$50.43	$47.99

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2012

	Vanguard		DWS
	VIF Diversified Value Fund	VIF International Fund	Bond Fund	Capital Growth Fund
Investments in Vanguard Portfolios and DWS Variable Series I Portfolios at fair value (Cost: Vanguard VIF Diversified Value Fund—$97,914,542 Vanguard VIF International Fund—$167,401,029 DWS Bond Fund—$47,518,150 DWS Capital Growth Fund—$163,073,042) (Notes 1 and 2)	$105,936,985	$172,928,968	$46,034,835	$210,888,735
Due From (To) Mutual of America General Account	217,228	362,442	23,185	(81,339)
Net Assets	$106,154,213	$173,291,410	$46,058,020	$210,807,396
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2012	$22,836,930	$42,721,356	$11,331,494	$46,764,376
Units Outstanding at December 31, 2012	1,245,155	1,815,372	559,629	1,027,032
Unit Value at December 31, 2012	$18.34	$23.53	$20.25	$45.53
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2012	$20,229,329	$34,503,865	$9,256,265	$34,239,393
Units Outstanding at December 31, 2012	1,105,473	1,469,530	458,080	753,678
Unit Value at December 31, 2012	$18.30	$23.48	$20.21	$45.43
Standard Units:
Net Assets at December 31, 2012	$63,087,954	$96,066,189	$25,470,261	$129,803,627
Units Outstanding at December 31, 2012	3,569,861	4,236,551	1,305,628	2,958,557
Unit Value at December 31, 2012	$17.67	$22.68	$19.51	$43.87

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2012

	DWS	Oppenheimer	American Century	Calvert
	International Fund	VA Main Street Fund	VP Capital Appreciation Fund	VP SRI Balanced Fund
Investments in DWS International Fund, Oppenheimer VA Main Street Fund, American Century VP Capital Appreciation Fund and Calvert VP SRI Balanced Fund at fair value (Cost: DWS International Fund—$81,811,142 Oppenheimer VA Main Street Fund—$21,057,791 American Century VP Capital Appreciation Fund—$184,463,109 Calvert VP SRI Balanced Fund—$88,711,628) (Notes 1 and 2)	$76,620,429	$24,545,862	$236,960,838	$95,542,546
Due From (To) Mutual of America General Account	(1,012)	(46,478)	102,732	(2,826)
Net Assets	$76,619,417	$24,499,384	$237,063,570	$95,539,720
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2012	$16,652,484	$6,155,441	$49,087,500	$18,999,944
Units Outstanding at December 31, 2012	904,254	228,063	1,701,556	4,575,561
Unit Value at December 31, 2012	$18.42	$26.99	$28.85	$4.15
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2012	$13,193,913	$4,668,482	$39,264,417	$14,033,090
Units Outstanding at December 31, 2012	718,092	173,361	1,364,399	3,386,821
Unit Value at December 31, 2012	$18.37	$26.93	$28.78	$4.14
Standard Units:
Net Assets at December 31, 2012	$46,773,020	$13,675,461	$148,711,653	$62,506,686
Units Outstanding at December 31, 2012	2,635,841	525,853	5,349,872	15,622,208
Unit Value at December 31, 2012	$17.75	$26.01	$27.80	$4.00

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2012

	Investment Company
	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$26,549	$—	$—	$—	$—	$—
Expenses (Note 3)	3,214,787	1,992,060	1,517,758	1,588,201	284,536	2,532,816
Net Investment Income (Loss)	(3,188,238)	(1,992,060)	(1,517,758)	(1,588,201)	(284,536)	(2,532,816)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	3,725,054	(1,735,142)	1,462,556	2,185,727	213,815	2,993,908
Realized gain distributions	—	—	—	1,179,948	—	9,853,136
Net realized gain (loss) on investments	3,725,054	(1,735,142)	1,462,556	3,365,675	213,815	12,847,044
Net change in unrealized appreciation (depreciation) on investments	45,196,918	29,484,103	21,341,397	5,792,394	2,897,130	29,520,679
Net Realized and Unrealized Gain (Loss) on Investments	48,921,972	27,748,961	22,803,953	9,158,069	3,110,945	42,367,723
Net Increase (Decrease) in Net Assets Resulting From Operations	$45,733,734	$25,756,901	$21,286,195	$7,569,868	$2,826,409	$39,834,907
	Investment Company
	Composite Fund	International Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund	Retirement Income Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$22,824	$2,785	$—	$54,332	$61,189	$392,896
Expenses (Note 3)	1,434,428	97,721	631,075	1,248,812	2,054,532	157,240
Net Investment Income (Loss)	(1,411,604)	(94,936)	(631,075)	(1,194,480)	(1,993,343)	235,656
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	96,566	(16,927)	230,792	983,802	904,207	144,881
Realized gain distributions	—	9,460	—	327,224	—	365,103
Net realized gain (loss) on investments	96,566	(7,467)	230,792	1,311,026	904,207	509,984
Net change in unrealized appreciation (depreciation) on investments	15,840,437	1,871,408	(342,370)	3,022,887	11,173,845	205,216
Net Realized and Unrealized Gain (Loss) on Investments	15,937,003	1,863,941	(111,578)	4,333,913	12,078,052	715,200
Net Increase (Decrease) in Net Assets Resulting From Operations	$14,525,399	$1,769,005	$(742,653)	$3,139,433	$10,084,709	$950,856
The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2012

	Investment Company
	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$362,197	$1,458,299	$1,815,314	$1,491,850	$1,135,228	$805,733
Expenses (Note 3)	135,723	644,810	843,559	775,656	615,856	481,959
Net Investment Income (Loss)	226,474	813,489	971,755	716,194	519,372	323,774
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	418,711	966,513	293,882	256,626	198,008	96,142
Realized gain distributions	514,467	482,169	310,198	249,234	212,862	195,565
Net realized gain (loss) on investments	933,178	1,448,682	604,080	505,860	410,870	291,707
Net change in unrealized appreciation (depreciation) on investments	100,217	3,824,487	7,637,730	7,794,960	6,791,662	5,738,887
Net Realized and Unrealized Gain (Loss) on Investments	1,033,395	5,273,169	8,241,810	8,300,820	7,202,532	6,030,594
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,259,869	$6,086,658	$9,213,565	$9,017,014	$7,721,904	$6,354,368
	Investment Company
	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund(†)	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$718,379	$883,182	$—	$1,315,742	$3,280,841	$2,293,651
Expenses (Note 3)	447,252	563,901	691	504,205	1,398,647	1,195,102
Net Investment Income (Loss)	271,127	319,281	(691)	811,537	1,882,194	1,098,549
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	181,634	85,625	(32)	325,630	692,497	978,813
Realized gain distributions	207,071	211,155	—	546,756	1,338,098	373,564
Net realized gain (loss) on investments	388,705	296,780	(32)	872,386	2,030,595	1,352,377
Net change in unrealized appreciation (depreciation) on investments	5,303,466	6,948,355	13,024	1,525,550	9,832,108	12,085,628
Net Realized and Unrealized Gain (Loss) on Investments	5,692,171	7,245,135	12,992	2,397,936	11,862,703	13,438,005
Net Increase (Decrease) in Net Assets Resulting From Operations	$5,963,298	$7,564,416	$12,301	$3,209,473	$13,744,897	$14,536,554

(†)  For the period October 1, 2012 (commencement of operations) to December 31, 2012.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2012

	Fidelity				Vanguard
	VIP Equity-Income Fund	VIP Asset Manager Fund	VIP Contrafund	VIP Mid Cap Fund	VIF Diversified Value Fund	VIF International Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$6,478,078	$1,915,099	$7,046,306	$806,515	$2,121,071	$3,159,719
Expenses (Note 3)	1,702,044	995,369	4,379,226	1,075,950	899,070	1,447,712
Net Investment Income (Loss)	4,776,034	919,730	2,667,080	(269,435)	1,222,001	1,712,007
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(688,864)	340,862	1,662,991	904,115	126,427	(384,883)
Realized gain distributions	13,006,542	916,975	—	10,183,328	—	—
Net realized gain (loss) on investments	12,317,678	1,257,837	1,662,991	11,087,443	126,427	(384,883)
Net change in unrealized appreciation (depreciation) on investments	13,363,743	10,851,896	68,060,907	5,393,737	11,774,054	26,014,452
Net Realized and Unrealized Gain (Loss) on Investments	25,681,421	12,109,733	69,723,898	16,481,180	11,900,481	25,629,569
Net Increase (Decrease) in Net Assets Resulting From Operations	$30,457,455	$13,029,463	$72,390,978	$16,211,745	$13,122,482	$27,341,576
	DWS			Oppenheimer	American Century	Calvert
	Bond Fund	Capital Growth Fund	International Fund	VA Main Street Fund	VP Capital Appreciation Fund	VP SRI Balanced Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$1,889,805	$1,859,225	$1,572,284	$208,252	$—	$1,166,935
Expenses (Note 3)	400,826	2,022,536	693,933	196,994	1,679,005	912,352
Net Investment Income (Loss)	1,488,979	(163,311)	878,351	11,258	(1,679,005)	254,583
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(225,277)	3,156,454	(1,271,152)	208,073	4,488,561	310,593
Realized gain distributions	—	—	—	—	12,720,191	—
Net realized gain (loss) on investments	(225,277)	3,156,454	(1,271,152)	208,073	17,208,752	310,593
Net change in unrealized appreciation (depreciation) on investments	1,584,643	25,396,641	13,427,744	2,639,650	15,504,572	7,674,933
Net Realized and Unrealized Gain (Loss) on Investments	1,359,366	28,553,095	12,156,592	2,847,723	32,713,324	7,985,526
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,848,345	$28,389,784	$13,034,943	$2,858,981	$31,034,319	$8,240,109

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Equity Index Fund		All America Fund		Small Cap Value Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,188,238)	$3,284,668	$(1,992,060)	$2,863,934	$(1,517,758)	$(47,824)
Net realized gain (loss) on investments	3,725,054	3,411,754	(1,735,142)	(3,621,306)	1,462,556	986,544
Net change in unrealized appreciation (depreciation) on investments	45,196,918	(3,443,613)	29,484,103	(630,518)	21,341,397	(6,461,242)
Net Increase (Decrease) in net assets resulting from operations	45,733,734	3,252,809	25,756,901	(1,387,890)	21,286,195	(5,522,522)
From Unit Transactions:
Contributions	28,455,885	27,744,452	11,411,544	11,114,441	13,761,701	14,849,753
Withdrawals	(27,195,475)	(27,212,758)	(18,663,214)	(17,200,207)	(14,255,838)	(12,413,238)
Net transfers	(3,704,521)	(15,126,288)	(6,108,029)	(10,608,675)	(5,589,827)	(5,460,069)
Contract fees (Note 3)	(64,079)	(70,234)	(54,181)	(59,697)	(12,764)	(13,926)
Net Increase (Decrease) from unit transactions	(2,508,190)	(14,664,828)	(13,413,880)	(16,754,138)	(6,096,728)	(3,037,480)
Net Increase (Decrease) in Net Assets	43,225,544	(11,412,019)	12,343,021	(18,142,028)	15,189,467	(8,560,002)
Net Assets:
Beginning of Year	309,219,524	320,631,543	191,651,991	209,794,019	150,055,478	158,615,480
End of Year	$352,445,068	$309,219,524	$203,995,012	$191,651,991	$165,244,945	$150,055,478
	Investment Company
	Small Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Equity Index Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,588,201)	$(1,644,801)	$(284,536)	$67,355	$(2,532,816)	$488,452
Net realized gain (loss) on investments	3,365,675	1,285,945	213,815	203,101	12,847,044	7,167,465
Net change in unrealized appreciation (depreciation) on investments	5,792,394	(5,936,750)	2,897,130	(1,203,251)	29,520,679	(16,607,034)
Net Increase (Decrease) in net assets resulting from operations	7,569,868	(6,295,606)	2,826,409	(932,795)	39,834,907	(8,951,117)
From Unit Transactions:
Contributions	15,411,959	17,414,847	4,782,313	4,865,101	25,491,932	31,469,642
Withdrawals	(14,625,000)	(13,299,683)	(2,938,311)	(2,481,890)	(23,661,617)	(20,923,396)
Net transfers	(13,142,262)	(1,170,547)	(1,631,907)	(1,443,003)	(8,061,812)	(1,211,955)
Contract fees (Note 3)	(2,768)	(2,512)	(1,129)	(1,102)	(32,703)	(35,236)
Net Increase (Decrease) from unit transactions	(12,358,071)	2,942,105	210,966	939,106	(6,264,200)	9,299,055
Net Increase (Decrease) in Net Assets	(4,788,203)	(3,353,501)	3,037,375	6,311	33,570,707	347,938
Net Assets:
Beginning of Year	162,307,590	165,661,091	28,266,933	28,260,622	240,587,918	240,239,980
End of Year	$157,519,387	$162,307,590	$31,304,308	$28,266,933	$274,158,625	$240,587,918

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Composite Fund		International Fund		Money Market Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,411,604)	$4,980,545	$(94,936)	$202,295	$(631,075)	$(691,836)
Net realized gain (loss) on investments	96,566	(688,199)	(7,467)	160,767	230,792	302,969
Net change in unrealized appreciation (depreciation) on investments	15,840,437	(1,986,832)	1,871,408	(1,652,648)	(342,370)	(443,965)
Net Increase (Decrease) in net assets resulting from operations	14,525,399	2,305,514	1,769,005	(1,289,586)	(742,653)	(832,832)
From Unit Transactions:
Contributions	8,005,267	8,146,904	3,528,582	3,706,549	9,324,766	11,039,610
Withdrawals	(12,626,588)	(12,778,824)	(1,079,863)	(951,145)	(8,905,077)	(10,480,993)
Net transfers	(2,301,131)	(6,480,032)	17,514	(864,782)	(4,446,003)	(5,862,495)
Contract fees (Note 3)	(46,944)	(52,087)	(491)	(476)	(72,998)	(83,581)
Net Increase (Decrease) from unit transactions	(6,969,396)	(11,164,039)	2,465,742	1,890,146	(4,099,312)	(5,387,459)
Net Increase (Decrease) in Net Assets	7,556,003	(8,858,525)	4,234,747	600,560	(4,841,965)	(6,220,291)
Net Assets:
Beginning of Year	139,452,304	148,310,829	9,160,857	8,560,297	70,232,736	76,453,027
End of Year	$147,008,307	$139,452,304	$13,395,604	$9,160,857	$65,390,771	$70,232,736
	Investment Company
	Mid-Term Bond Fund		Bond Fund		Retirement Income Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,194,480)	$2,833,967	$(1,993,343)	$5,792,551	$235,656	$180,979
Net realized gain (loss) on investments	1,311,026	909,982	904,207	561,055	509,984	283,639
Net change in unrealized appreciation (depreciation) on investments	3,022,887	2,614,834	11,173,845	4,601,909	205,216	(36,264)
Net Increase (Decrease) in net assets resulting from operations	3,139,433	6,358,783	10,084,709	10,955,515	950,856	428,354
From Unit Transactions:
Contributions	17,348,655	16,938,045	32,277,235	25,107,091	4,450,042	5,117,380
Withdrawals	(14,242,411)	(11,536,864)	(20,837,796)	(15,389,622)	(3,082,951)	(2,748,870)
Net transfers	(4,392,117)	(5,453,877)	2,799,262	11,651,396	1,610,249	1,758,035
Contract fees (Note 3)	(57,980)	(61,556)	(71,223)	(74,687)	(3,995)	(3,268)
Net Increase (Decrease) from unit transactions	(1,343,853)	(114,252)	14,167,478	21,294,178	2,973,345	4,123,277
Net Increase (Decrease) in Net Assets	1,795,580	6,244,531	24,252,187	32,249,693	3,924,201	4,551,631
Net Assets:
Beginning of Year	134,236,548	127,992,017	211,226,750	178,977,057	14,542,204	9,990,573
End of Year	$136,032,128	$134,236,548	$235,478,937	$211,226,750	$18,466,405	$14,542,204

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$226,474	$183,941	$813,489	$624,350	$971,755	$686,464
Net realized gain (loss) on investments	933,178	315,260	1,448,682	615,724	604,080	395,401
Net change in unrealized appreciation (depreciation) on investments	100,217	(242,489)	3,824,487	(722,648)	7,637,730	(877,929)
Net Increase (Decrease) in net assets resulting from operations	1,259,869	256,712	6,086,658	517,426	9,213,565	203,936
From Unit Transactions:
Contributions	3,156,016	2,786,504	19,417,965	14,942,659	29,670,208	22,689,851
Withdrawals	(4,202,266)	(1,616,475)	(11,033,273)	(4,612,857)	(6,432,244)	(5,029,724)
Net transfers	418,712	91,513	233,480	(1,350,491)	2,667,032	2,800,751
Contract fees (Note 3)	(2,103)	(2,331)	(10,151)	(9,142)	(17,079)	(14,668)
Net Increase (Decrease) from unit transactions	(629,641)	1,259,211	8,608,021	8,970,169	25,887,917	20,446,210
Net Increase (Decrease) in Net Assets	630,228	1,515,923	14,694,679	9,487,595	35,101,482	20,650,146
Net Assets:
Beginning of Year	14,752,265	13,236,342	60,768,725	51,281,130	77,149,388	56,499,242
End of Year	$15,382,493	$14,752,265	$75,463,404	$60,768,725	$112,250,870	$77,149,388
	Investment Company
	2025 Retirement Fund		2030 Retirement Fund		2035 Retirement Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$716,194	$407,203	$519,372	$290,621	$323,774	$181,227
Net realized gain (loss) on investments	505,860	296,401	410,870	263,776	291,707	249,468
Net change in unrealized appreciation (depreciation) on investments	7,794,960	(962,714)	6,791,662	(1,076,200)	5,738,887	(1,075,153)
Net Increase (Decrease) in net assets resulting from operations	9,017,014	(259,110)	7,721,904	(521,803)	6,354,368	(644,458)
From Unit Transactions:
Contributions	28,545,914	22,245,674	23,827,260	19,193,490	20,322,164	15,165,705
Withdrawals	(5,930,986)	(3,087,682)	(5,595,028)	(3,190,382)	(4,458,354)	(3,437,915)
Net transfers	3,387,208	1,519,615	1,370,569	769,307	1,767,049	(197,811)
Contract fees (Note 3)	(18,097)	(15,519)	(18,854)	(15,624)	(18,998)	(16,086)
Net Increase (Decrease) from unit transactions	25,984,039	20,662,088	19,583,947	16,756,791	17,611,861	11,513,893
Net Increase (Decrease) in Net Assets	35,001,053	20,402,978	27,305,851	16,234,988	23,966,229	10,869,435
Net Assets:
Beginning of Year	68,589,523	48,186,545	55,327,561	39,092,573	42,036,733	31,167,298
End of Year	$103,590,576	$68,589,523	$82,633,412	$55,327,561	$66,002,962	$42,036,733

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund(†)
	2012	2011	2012	2011	2012
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$271,127	$137,665	$319,281	$150,544	$(691)
Net realized gain (loss) on investments	388,705	319,240	296,780	186,362	(32)
Net change in unrealized appreciation (depreciation) on investments	5,303,466	(1,311,354)	6,948,355	(1,503,501)	13,024
Net Increase (Decrease) in net assets resulting from operations	5,963,298	(854,449)	7,564,416	(1,166,595)	12,301
From Unit Transactions:
Contributions	20,017,916	14,865,441	28,057,345	20,775,365	472,748
Withdrawals	(5,487,494)	(3,066,701)	(6,973,811)	(4,047,968)	(1,437)
Net transfers	1,012,785	(232,230)	(100,371)	142,042	193,771
Contract fees (Note 3)	(19,659)	(16,222)	(39,916)	(30,817)	(100)
Net Increase (Decrease) from unit transactions	15,523,548	11,550,288	20,943,247	16,838,622	664,982
Net Increase (Decrease) in Net Assets	21,486,846	10,695,839	28,507,663	15,672,027	677,283
Net Assets:
Beginning of Year	39,092,334	28,396,495	49,079,053	33,407,026	—
End of Year	$60,579,180	$39,092,334	$77,586,716	$49,079,053	$677,283

	Investment Company
	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$811,537	$736,451	$1,882,194	$1,815,457	$1,098,549	$1,145,390
Net realized gain (loss) on investments	872,386	266,751	2,030,595	852,593	1,352,377	369,942
Net change in unrealized appreciation (depreciation) on investments	1,525,550	836,131	9,832,108	1,224,081	12,085,628	(160,294)
Net Increase (Decrease) in net assets resulting from operations	3,209,473	1,839,333	13,744,897	3,892,131	14,536,554	1,355,038
From Unit Transactions:
Contributions	14,116,551	9,486,329	32,112,336	24,431,360	22,201,115	20,232,779
Withdrawals	(7,219,310)	(4,153,214)	(16,465,968)	(12,314,849)	(13,327,721)	(10,235,780)
Net transfers	4,605,116	2,934,627	3,959,736	(1,740,646)	(1,937,360)	(2,147,574)
Contract fees (Note 3)	(12,993)	(12,075)	(34,827)	(35,792)	(24,610)	(26,749)
Net Increase (Decrease) from unit transactions	11,489,364	8,255,667	19,571,277	10,340,073	6,911,424	7,822,676
Net Increase (Decrease) in Net Assets	14,698,837	10,095,000	33,316,174	14,232,204	21,447,978	9,177,714
Net Assets:
Beginning of Year	45,967,700	35,872,700	133,780,000	119,547,796	115,286,158	106,108,444
End of Year	$60,666,537	$45,967,700	$167,096,174	$133,780,000	$136,734,136	$115,286,158

(†)  For the period October 1, 2012 (commencement of operations) to December 31, 2012.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity
	VIP Equity-Income Fund		VIP Asset Manager Fund		VIP Contrafund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,776,034	$3,239,305	$919,730	$1,335,670	$2,667,080	$731,450
Net realized gain (loss) on investments	12,317,678	(1,598,634)	1,257,837	1,063,802	1,662,991	(47,447)
Net change in unrealized appreciation (depreciation) on investments	13,363,743	(1,298,777)	10,851,896	(6,361,287)	68,060,907	(17,070,395)
Net Increase (Decrease) in net assets resulting from operations	30,457,455	341,894	13,029,463	(3,961,815)	72,390,978	(16,386,392)
From Unit Transactions:
Contributions	16,503,257	16,749,332	15,406,686	14,511,823	43,849,684	44,063,691
Withdrawals	(18,320,834)	(17,559,494)	(11,183,035)	(10,442,792)	(45,713,687)	(42,294,649)
Net transfers	(4,992,048)	(8,798,995)	(3,559,891)	(6,195,648)	(14,391,129)	(25,850,602)
Contract fees (Note 3)	(62,671)	(71,023)	(44,710)	(48,757)	(54,481)	(61,649)
Net Increase (Decrease) from unit transactions	(6,872,296)	(9,680,180)	619,050	(2,175,374)	(16,309,613)	(24,143,209)
Net Increase (Decrease) in Net Assets	23,585,159	(9,338,286)	13,648,513	(6,137,189)	56,081,365	(40,529,601)
Net Assets:
Beginning of Year	189,289,260	198,627,546	112,745,554	118,882,743	473,045,282	513,574,883
End of Year	$212,874,419	$189,289,260	$126,394,067	$112,745,554	$529,126,647	$473,045,282
	Fidelity		Vanguard
	VIP Mid Cap Fund		VIF Diversified Value Fund		VIF International Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(269,435)	$(849,316)	$1,222,001	$788,364	$1,712,007	$1,012,102
Net realized gain (loss) on investments	11,087,443	2,694,725	126,427	(274,604)	(384,883)	(109,731)
Net change in unrealized appreciation (depreciation) on investments	5,393,737	(17,179,565)	11,774,054	1,517,372	26,014,452	(24,464,429)
Net Increase (Decrease) in net assets resulting from operations	16,211,745	(15,334,156)	13,122,482	2,031,132	27,341,576	(23,562,058)
From Unit Transactions:
Contributions	17,435,329	20,783,983	16,002,039	12,796,509	25,466,352	27,974,912
Withdrawals	(11,637,981)	(11,218,896)	(8,102,855)	(6,616,516)	(14,073,037)	(12,266,849)
Net transfers	(10,418,764)	(24,903,213)	4,040,919	2,329,969	(7,615,073)	(11,000,124)
Contract fees (Note 3)	(3,830)	(3,902)	(5,898)	(5,938)	(3,226)	(3,523)
Net Increase (Decrease) from unit transactions	(4,625,246)	(15,342,028)	11,934,205	8,504,024	3,775,016	4,704,416
Net Increase (Decrease) in Net Assets	11,586,499	(30,676,184)	25,056,687	10,535,156	31,116,592	(18,857,642)
Net Assets:
Beginning of Year	118,430,812	149,106,996	81,097,526	70,562,370	142,174,818	161,032,460
End of Year	$130,017,311	$118,430,812	$106,154,213	$81,097,526	$173,291,410	$142,174,818

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	DWS
	Bond Fund		Capital Growth Fund		International Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,488,979	$1,382,328	$(163,311)	$(351,836)	$878,351	$747,482
Net realized gain (loss) on investments	(225,277)	(316,079)	3,156,454	3,376,375	(1,271,152)	(928,151)
Net change in unrealized appreciation (depreciation) on investments	1,584,643	786,517	25,396,641	(14,045,112)	13,427,744	(14,980,279)
Net Increase (Decrease) in net assets resulting from operations	2,848,345	1,852,766	28,389,784	(11,020,573)	13,034,943	(15,160,948)
From Unit Transactions:
Contributions	4,095,513	4,106,422	11,038,628	10,530,231	5,447,490	6,671,398
Withdrawals	(4,352,796)	(3,561,808)	(17,250,088)	(16,454,792)	(6,564,205)	(8,124,236)
Net transfers	1,477,850	(526,574)	(2,781,381)	(11,722,841)	(4,984,661)	(10,616,152)
Contract fees (Note 3)	(20,292)	(22,703)	(22,307)	(24,675)	(7,404)	(8,616)
Net Increase (Decrease) from unit transactions	1,200,275	(4,663)	(9,015,148)	(17,672,077)	(6,108,780)	(12,077,606)
Net Increase (Decrease) in Net Assets	4,048,620	1,848,103	19,374,636	(28,692,650)	6,926,163	(27,238,554)
Net Assets:
Beginning of Year	42,009,400	40,161,297	191,432,760	220,125,410	69,693,254	96,931,808
End of Year	$46,058,020	$42,009,400	$210,807,396	$191,432,760	$76,619,417	$69,693,254
	Oppenheimer		American Century		Calvert
	VA Main Street Fund		VP Capital Appreciation Fund		VP SRI Balanced Fund
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$11,258	$(14,557)	$(1,679,005)	$(1,629,376)	$254,583	$301,339
Net realized gain (loss) on investments	208,073	117,345	17,208,752	7,449,645	310,593	(52,688)
Net change in unrealized appreciation (depreciation) on investments	2,639,650	(258,128)	15,504,572	(21,870,405)	7,674,933	2,716,249
Net Increase (Decrease) in net assets resulting from operations	2,858,981	(155,340)	31,034,319	(16,050,136)	8,240,109	2,964,900
From Unit Transactions:
Contributions	3,945,066	3,403,719	23,764,866	22,682,064	8,957,886	8,843,990
Withdrawals	(2,244,056)	(1,646,010)	(21,013,762)	(16,012,317)	(7,051,509)	(6,667,990)
Net transfers	2,706,970	(1,352,294)	(584,719)	(13,425,155)	(1,614,688)	(2,092,658)
Contract fees (Note 3)	(1,616)	(1,710)	(13,355)	(14,045)	(35,280)	(38,665)
Net Increase (Decrease) from unit transactions	4,406,364	403,705	2,153,030	(6,769,453)	256,409	44,677
Net Increase (Decrease) in Net Assets	7,265,345	248,365	33,187,349	(22,819,589)	8,496,518	3,009,577
Net Assets:
Beginning of Year	17,234,039	16,985,674	203,876,221	226,695,810	87,043,202	84,033,625
End of Year	$24,499,384	$17,234,039	$237,063,570	$203,876,221	$95,539,720	$87,043,202

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust. Separate Account No. 2 consists of 36 distinct funds. Each invests in shares of one of 24 funds of Mutual of America Investment Corporation (the "Investment Company"): the Money Market, All America, Equity Index, Mid-Cap Equity Index, Mid Cap Value, Small Cap Growth, Small Cap Value, Composite, Bond, Mid-Term Bond, International, Conservative Allocation, Moderate Allocation, Aggressive Allocation (together, these latter three Funds may be referred to as the "Allocation Funds"), Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement, 2045 Retirement and 2050 Retirement (together, these latter ten Funds may be referred to as the "Retirement Funds") Funds; three portfolios of DWS Variable Series I ("DWS"): the Bond VIP, Capital Growth VIP and International VIP Portfolios; the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. ("American Century"); the Calvert VP SRI Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert"); the Equity-Income, Contrafund, Asset Manager and Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds ("Fidelity"); the Diversified Value and International Portfolios of Vanguard Variable Insurance Fund ("Vanguard"); and the Oppenheimer Main Street Fund/VA of Oppenheimer Variable Account Funds ("Oppenheimer").

The Investment Company 2050 Retirement Fund became available to Separate Account No. 2 as an investment alternative on October 1, 2012.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by Separate Account No. 2, which are in conformity with U.S. generally accepted accounting principles:

Fair Value — Separate Account No. 2 values its investments at fair value. Fair value is an estimate of the price the Separate Account would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•	Level 1 — quoted prices in active markets for identical securities.
•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•	Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

As of December 31, 2012, management determined that the fair value inputs for all of Separate Account No. 2 investments, which consist solely of investments in mutual funds registered with the Securities and Exchange Commission, were considered Level 1. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value Separate Account No. 2's net assets as of December 31, 2012, by fair value input hierarchy:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Fair Value:
Investment Company Funds:
Equity Index Fund	$352,193,873	—	—	$352,193,873
All America Fund	$203,940,668	—	—	$203,940,668
Small Cap Value Fund	$165,138,059	—	—	$165,138,059
Small Cap Growth Fund	$157,353,914	—	—	$157,353,914
Mid Cap Value Fund	$31,217,742	—	—	$31,217,742
Mid-Cap Equity Index Fund	$274,478,410	—	—	$274,478,410
Composite Fund	$147,055,345	—	—	$147,055,345
International Fund	$13,371,300	—	—	$13,371,300
Money Market Fund	$65,402,939	—	—	$65,402,939
Mid-Term Bond Fund	$135,873,610	—	—	$135,873,610
Bond Fund	$234,967,019	—	—	$234,967,019
Retirement Income Fund	$18,445,540	—	—	$18,445,540
2010 Retirement Fund	$15,329,053	—	—	$15,329,053
2015 Retirement Fund	$75,540,503	—	—	$75,540,503
2020 Retirement Fund	$112,212,070	—	—	$112,212,070
2025 Retirement Fund	$103,286,311	—	—	$103,286,311
2030 Retirement Fund	$82,303,923	—	—	$82,303,923
2035 Retirement Fund	$65,943,724	—	—	$65,943,724
2040 Retirement Fund	$60,422,721	—	—	$60,422,721
2045 Retirement Fund	$77,475,971	—	—	$77,475,971
2050 Retirement Fund	$663,101	—	—	$663,101
Conservative Allocation Fund	$60,602,002	—	—	$60,602,002
Moderate Allocation Fund	$166,963,852	—	—	$166,963,852
Aggressive Allocation Fund	$136,615,078	—	—	$136,615,078
Fidelity Portfolios:
Equity-Income — "Initial" Class	$212,661,055	—	—	$212,661,055
Asset Manager Fund — "Initial" Class	$126,325,477	—	—	$126,325,477
Contrafund — "Initial" Class	$529,039,891	—	—	$529,039,891
Mid Cap Fund — "Initial" Class	$129,943,539	—	—	$129,943,539
Vanguard Portfolios:
Diversified Value	$105,936,985	—	—	$105,936,985
International	$172,928,968	—	—	$172,928,968

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
DWS Portfolios:
Bond VIP Fund — Class "A"	$46,034,835	—	—	$46,034,835
Capital Growth VIP Fund — Class "A"	$210,888,735	—	—	$210,888,735
International VIP Fund — Class "A"	$76,620,429	—	—	$76,620,429
Oppenheimer Main Street Fund/VA	$24,545,862	—	—	$24,545,862
American Century VP Capital Appreciation Fund	$236,960,838	—	—	$236,960,838
Calvert VP SRI Balanced Portfolio	$95,542,546	—	—	$95,542,546

During 2012, there were no transfers of securities between Level 1, Level 2 and Level 3.

Investment Valuation — Investments are made in shares of the Investment Company, DWS, American Century, Calvert, Fidelity, Vanguard and Oppenheimer ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions are recognized on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends paid to the Funds of Separate Account No. 2 have no impact on their respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

Federal Income Taxes — Separate Account No. 2 is treated as a part of the Company and not taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investments

The number of shares owned by Separate Account No. 2 (rounded to the nearest share) and their respective net asset values (rounded to the nearest cent) per share at December 31, 2012 were as follows:

	Number of Shares	Net Asset Value Per Share
Investment Company Funds:
Equity Index Fund	146,953,489	$2.40
All America Fund	110,429,152	1.85
Small Cap Value Fund	122,461,372	1.35
Small Cap Growth Fund	128,926,941	1.22
Mid Cap Value Fund	25,300,530	1.23
Mid-Cap Equity Index Fund	168,325,055	1.63
Composite Fund	89,546,623	1.64
International Fund	18,895,786	0.71
Money Market Fund	54,476,527	1.20
Mid-Term Bond Fund	124,435,728	1.09
Bond Fund	159,960,446	1.47
Retirement Income Fund	17,198,463	1.07
2010 Retirement Fund	15,335,524	1.00
2015 Retirement Fund	75,454,937	1.00
2020 Retirement Fund	113,906,082	0.99
2025 Retirement Fund	104,898,815	0.98
2030 Retirement Fund	83,590,973	0.98
2035 Retirement Fund	68,101,590	0.97
2040 Retirement Fund	62,910,059	0.96
2045 Retirement Fund	81,023,250	0.96
2050 Retirement Fund	651,205	1.02
Conservative Allocation Fund	52,578,474	1.15
Moderate Allocation Fund	131,447,417	1.27
Aggressive Allocation Fund	99,061,039	1.38
Fidelity Portfolios:
Equity-Income — "Initial" Class	10,665,048	19.94
Asset Manager Fund — "Initial" Class	8,327,322	15.17
Contrafund — "Initial" Class	20,009,073	26.44
Mid Cap Fund — "Initial" Class	4,253,471	30.55
Vanguard Portfolios:
Diversified Value	7,403,004	14.31
International	9,423,922	18.35
DWS Portfolios:
Bond VIP Fund — Class "A"	7,815,762	5.89
Capital Growth VIP Fund — Class "A"	9,863,832	21.38
International VIP Fund — Class "A"	9,625,682	7.96
Oppenheimer Main Street Fund/VA	1,024,024	23.97
American Century VP Capital Appreciation Fund	16,297,169	14.54
Calvert VP SRI Balanced Portfolio	50,048,479	1.91

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investments (Continued)

The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund
Cost of investment purchases	$15,653,929	$2,889,109	$3,330,308	$3,633,045	$2,635,354	$12,151,054
Proceeds from sales of investments	$21,774,768	$18,388,014	$11,131,088	$17,841,364	$2,791,962	$20,699,635
	Composite Fund	International Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund	Retirement Income Fund
Cost of investment purchases	$3,473,105	$3,012,247	$6,533,763	$8,560,018	$26,645,979	$5,309,760
Proceeds from sales of investments	$11,911,477	$660,871	$11,258,366	$11,421,042	$14,705,314	$2,466,949
	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Cost of investment purchases	$3,316,506	$16,349,726	$27,619,002	$26,933,328	$20,080,070	$17,863,277
Proceeds from sales of investments	$4,117,402	$8,202,616	$2,469,353	$1,949,549	$1,359,972	$700,425
	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Cost of investment purchases	$16,289,346	$21,027,774	$652,553	$14,674,757	$23,229,507	$12,374,443
Proceeds from sales of investments	$1,300,003	$657,335	$2,444	$3,694,892	$5,150,769	$6,729,956
	Fidelity VIP Equity- Income	Fidelity VIP Asset Manager Fund	Fidelity VIP Contrafund	Fidelity VIP Mid Cap Fund	Vanguard VIF Diversified Value Fund	Vanguard VIF International Fund
Cost of investment purchases	$4,198,400	$6,123,983	$7,913,064	$4,625,777	$15,471,780	$8,467,675
Proceeds from sales of investments	$13,048,913	$6,645,533	$29,032,424	$10,457,758	$4,593,862	$6,552,844
	DWS Bond Fund	DWS Capital Growth Fund	DWS International Fund	Oppenheimer VA Main Street Fund	American Century VP Capital Appreciation Fund	Calvert VP SRI Balanced Fund
Cost of investment purchases	$4,695,304	$4,029,527	$949,329	$5,984,732	$20,573,467	$4,068,697
Proceeds from sales of investments	$3,900,954	$15,086,802	$7,794,469	$1,727,417	$20,366,281	$4,741,200

3. Expenses

The following charges are made by the Company from the value of net assets of the funds represented by Standard Units:

Administrative Charges — In connection with its administrative functions, the Company deducted daily, at an annual rate of .40% through July 31, 2010, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate was .15% and, each Fidelity fund, for which the annual rate was .30%. Effective August 1, 2010, the Company deducts administrative expenses at an annual rate of .50% (except for American Century for which the rate

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Expenses (Continued)

is .25% and each Fidelity fund, for which the rate is .40%). The effective rate of administrative expense charged during all of 2010 was .44% (except for the VP Capital Appreciation Fund, which charged .19%, and for each Fidelity fund which charged .34%). The lower charges for the American Century and Fidelity funds are due to reimbursements received from affiliates of American Century Variable Portfolios, Inc. and Fidelity.

Distribution Expense Charge — As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducted daily, at an annual rate of .35% through July 31, 2010, an amount from the value of the net assets of each fund to cover such expenses. Effective August 1, 2010, the Company deducts a distribution expense charge at an annual rate of .50%. The effective rate of the distribution expense charged during all of 2010 was .42%.

Expense Risk Charge — For assuming expense risks under the Contracts, the Company deducted daily, at an annual rate of .15% through July 31, 2010, an amount from the value of the net assets of each fund. Effective August 1, 2010, the Company deducts an expense risk charge at an annual rate of .20%. The effective rate of expense risk charged during all of 2010 was .17%.

Effective July 1, 2005, the Total Separate Account Annual Expenses outlined above were reduced to .50% (.25% for the American Century Capital Appreciation Fund and .40% for the Fidelity VIP Funds) for Participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter), where the employer is using Hotline Plus. Those participants were issued Reduced Fee Units in the Separate Account.

Effective August 1, 2010, participants that remained qualified to receive Reduced Fee Units but with assets in plans in the Separate Account of less than $5 million were issued Tier 2 Reduced Fee Units in the Separate Account. Accordingly, Total Separate Account Expenses for Reduced Fee Tier 2 units were increased to .60% (.35% for the American Century Capital Appreciation Fund and .50% for the Fidelity VIP Funds). The effective rate of the total separate account expense charged during the five month period ended December 31, 2010 was .54% (.29% for the American Century Capital Appreciation Fund and .44% for the Fidelity VIP Funds).

Also effective August 1, 2010, participants that remained qualified to receive Reduced Fee Units but with assets in plans in the Separate Account of $5 million or greater were issued Tier 1 Reduced Fee Units in the Separate Account. Total Separate Account Expenses for Tier I Reduced Fee units remained .50% (.25% for the American Century Capital Appreciation Fund and .40% for the Fidelity VIP Funds).

A deduction of $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month. This charge is reflected as a unit transaction in the accompanying financial statements under "Contract fees."

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights

Tier 1 Reduced Fee Units*

	Investment Company
	Equity Index Fund				All America Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$3.28	$3.23	$2.82		$9.69	$9.72	$8.37
Unit value, end of year/period	$3.78	$3.28	$3.23		$11.07	$9.69	$9.72
Units outstanding (000's), beginning of year/period	19,183	18,116	—		3,657	3,693	—
Units Issued (000's)	5,879	7,514	19,370		901	943	4,030
Units Redeemed (000's)	(3,979)	(6,447)	(1,254)		(801)	(979)	(337)
Units Outstanding (000's), end of year/period	21,083	19,183	18,116		3,757	3,657	3,693
Net Assets (000's), end of year/period	$79,715	$62,874	$58,578		$41,578	$35,455	$35,899
Expense Ratio (A)	0.50%	0.50%	0.50	%(D)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	0.01%	1.97%	1.76	%(D)	—	2.37%	1.29	%(D)
Total Return (C)	15.36%	1.36%	14.76%		14.16%	-0.27%	16.08%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Small Cap Value Fund				Small Cap Growth Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$1.37	$1.41	$1.20		$1.34	$1.38	$1.11
Unit value, end of year/period	$1.57	$1.37	$1.41		$1.41	$1.34	$1.38
Units outstanding (000's), beginning of year/period	20,423	18,868	—		21,888	19,920	—
Units Issued (000's)	6,723	8,331	21,345		7,283	10,918	21,710
Units Redeemed (000's)	(4,818)	(6,776)	(2,477)		(5,971)	(8,950)	(1,790)
Units Outstanding (000's), end of year/period	22,328	20,423	18,868		23,200	21,888	19,920
Net Assets (000's), end of year/period	$35,129	$27,969	$26,625		$32,728	$29,401	$27,520
Expense Ratio (A)	0.50%	0.50%	0.50	%(D)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	—	0.92%	1.13	%(D)	—	—	—
Total Return (C)	14.89	-2.95%	17.28%		5.02%	-2.77%	23.98%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Mid Cap Value Fund				Mid-Cap Equity Index Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$1.19	$1.22	$1.07		$2.26	$2.31	$1.93
Unit value, end of year/period	$1.31	$1.19	$1.22		$2.64	$2.26	$2.31
Units outstanding (000's), beginning of year/period	4,288	3,722	—		19,637	17,743	—
Units Issued (000's)	2,074	2,417	4,198		7,011	9,791	19,325
Units Redeemed (000's)	(958)	(1,851)	(476)		(4,597)	(7,897)	(1,582)
Units Outstanding (000's), end of year/period	5,404	4,288	3,722		22,051	19,637	17,743
Net Assets (000's), end of year/period	$7,089	$5,096	$4,541		$58,288	$44,286	$41,036
Expense Ratio (A)	0.50%	0.50%	0.50	%(D)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	—	1.18%	1.31	%(D)	—	1.15%	1.09	%(D)
Total Return (C)	10.40%	-2.61%	14.32%		17.21%	-2.49%	19.73%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Composite Fund				International Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$6.65	$6.49	$5.99		$0.68	$0.78	$0.69
Unit value, end of year/period	$7.38	$6.65	$6.49		$0.80	$0.68	$0.78
Units outstanding (000's), beginning of year/period	3,751	3,856	—		2,833	1,800	—
Units Issued (000's)	1,195	1,151	4,161		2,233	2,298	2,068
Units Redeemed (000's)	(871)	(1,256)	(305)		(697)	(1,265)	(268)
Units Outstanding (000's), end of year/period	4,075	3,751	3,856		4,369	2,833	1,800
Net Assets (000's), end of year/period	$30,085	$24,930	$25,047		$3,487	$1,914	$1,398
Expense Ratio (A)	0.50%	0.50%	0.50	%(D)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	0.02%	4.39%	2.51	%(D)	0.03%	3.04%	3.70	%(D)
Total Return (C)	11.09%	2.32%	8.48%		18.16%	-13.04%	12.87%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Money Market Fund				Mid-Term Bond Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$2.57	$2.59	$2.60		$2.36	$2.23	$2.23
Unit value, end of year/period	$2.56	$2.57	$2.59		$2.43	$2.36	$2.23
Units outstanding (000's), beginning of year/period	5,468	4,745	—		11,695	10,249	—
Units Issued (000's)	2,124	3,091	5,220		4,361	5,304	11,301
Units Redeemed (000's)	(1,570)	(2,368)	(475)		(2,745)	(3,858)	(1,052)
Units Outstanding (000's), end of year/period	6,022	5,468	4,745		13,311	11,695	10,249
Net Assets (000's), end of year/period	$15,388	$14,067	$12,290		$32,304	$27,605	$22,866
Expense Ratio (A)	0.50%	0.50%	0.50	%(D)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	—	—	—		0.04%	3.20%	3.45	%(D)
Total Return (C)	-0.67%	-0.68%	-0.26%		2.81%	5.79%	-0.06%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Bond Fund				Retirement Income Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$5.84	$5.47	$5.46		$1.18	$1.13	$1.09
Unit value, end of year/period	$6.16	$5.84	$5.47		$1.25	$1.18	$1.13
Units outstanding (000's), beginning of year/period	7,059	5,497	—		2,436	1,767	—
Units Issued (000's)	3,346	3,892	6,070		1,198	1,306	1,875
Units Redeemed (000's)	(2,085)	(2,330)	(573)		(532)	(637)	(108)
Units Outstanding (000's), end of year/period	8,320	7,059	5,497		3,102	2,436	1,767
Net Assets (000's), end of year/period	$51,249	$41,256	$30,095		$3,890	$2,865	$1,995
Expense Ratio (A)	0.50%	0.50%	0.50	%(D)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	0.03%	4.09%	3.75	%(D)	2.36%	2.47%	2.10	%(D)
Total Return (C)	5.39%	6.75%	0.26%		6.62%	4.20%	3.85%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2010 Retirement Fund				2015 Retirement Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$1.09	$1.06	$1.00		$1.04	$1.03	$0.95
Unit value, end of year/period	$1.19	$1.09	$1.06		$1.15	$1.04	$1.03
Units outstanding (000's), beginning of year/period	4,134	3,147	—		12,380	9,225	—
Units Issued (000's)	1,257	1,839	3,275		6,776	6,478	9,799
Units Redeemed (000's)	(1,343)	(852)	(128)		(3,326)	(3,323)	(574)
Units Outstanding (000's), end of year/period	4,048	4,134	3,147		15,830	12,380	9,225
Net Assets (000's), end of year/period	$4,818	$4,508	$3,346		$18,177	$12,918	$9,476
Expense Ratio (A)	0.50%	0.50%	0.50	%(D)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	2.38%	2.14%	0.16	%(D)	2.10%	2.03%	0.11	%(D)
Total Return (C)	9.15%	2.56%	6.84%		10.04%	1.58%	8.32%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2020 Retirement Fund				2025 Retirement Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$1.01	$1.00	$0.91		$0.99	$0.99	$0.88
Unit value, end of year/period	$1.12	$1.01	$1.00		$1.11	$0.99	$0.99
Units outstanding (000's), beginning of year/period	19,595	12,436	—		15,365	9,411	—
Units Issued (000's)	11,473	10,833	13,359		11,173	9,109	9,939
Units Redeemed (000's)	(4,095)	(3,674)	(923)		(2,300)	(3,155)	(528)
Units Outstanding (000's), end of year/period	26,973	19,595	12,436		24,238	15,365	9,411
Net Assets (000's), end of year/period	$30,178	$19,727	$12,390		$26,933	$15,199	$9,278
Expense Ratio (A)	0.50%	0.50%	0.50	%(D)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	1.91%	1.89%	0.07	%(D)	1.76%	1.61%	0.17	%(D)
Total Return (C)	11.13%	1.05%	10.04%		12.34%	0.33%	12.00%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2030 Retirement Fund				2035 Retirement Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$0.98	$0.99	$0.87		$0.96	$0.97	$0.85
Unit value, end of year/period	$1.11	$0.98	$0.99		$1.09	$0.96	$0.97
Units outstanding (000's), beginning of year/period	13,168	7,037	—		10,303	6,773	—
Units Issued (000's)	8,436	9,047	7,490		7,260	6,618	7,080
Units Redeemed (000's)	(1,791)	(2,916)	(453)		(1,542)	(3,088)	(307)
Units Outstanding (000's), end of year/period	19,813	13,168	7,037		16,021	10,303	6,773
Net Assets (000's), end of year/period	$22,016	$12,934	$6,932		$17,446	$9,856	$6,554
Expense Ratio (A)	0.50%	0.50%	0.50	%(D)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	1.67%	1.51%	0.23	%(D)	1.50%	1.39%	0.26	%(D)
Total Return (C)	13.13%	-0.29%	13.19%		13.83%	-1.13%	14.48%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2040 Retirement Fund				2045 Retirement Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$0.95	$0.97	$0.84		$0.94	$0.96	$0.83
Unit value, end of year/period	$1.08	$0.95	$0.97		$1.07	$0.94	$0.96
Units outstanding (000's), beginning of year/period	8,974	5,981	—		11,671	6,396	—
Units Issued (000's)	7,259	5,782	6,495		10,852	8,654	6,656
Units Redeemed (000's)	(1,409)	(2,789)	(514)		(2,419)	(3,379)	(260)
Units Outstanding (000's), end of year/period	14,824	8,974	5,981		20,104	11,671	6,396
Net Assets (000's), end of year/period	$16,036	$8,511	$5,773		$21,536	$10,978	$6,135
Expense Ratio (A)	0.50%	0.50%	0.50	%(D)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	1.46%	1.31%	0.27	%(D)	1.39%	1.25%	0.24	%(D)
Total Return (C)	14.06%	-1.74%	15.04%		13.89%	-1.94%	15.21%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2050 Retirement Fund		Conservative Allocation Fund
Selected Per Unit and	Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012(2)		2012	2011	2010(1)
Unit value, beginning of year/period	$1.00		$1.47	$1.39	$1.35
Unit value, end of year/period	$1.02		$1.57	$1.47	$1.39
Units outstanding (000's), beginning of year/period	—		6,095	4,383	—
Units Issued (000's)	72		3,788	3,756	4,822
Units Redeemed (000's)	(1)		(1,756)	(2,044)	(439)
Units Outstanding (000's), end of year/period	71		8,127	6,095	4,383
Net Assets (000's), end of year/period	$72		$12,756	$8,949	$6,115
Expense Ratio (A)	0.50	%(D)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	—		2.45%	2.79%	—
Total Return (C)	1.69%		6.90%	5.25%	3.72%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(2)  For the Period October 1, 2012 (Initial Offering Date of Units) to December 31, 2012.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Moderate Allocation Fund				Aggressive Allocation Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$1.59	$1.54	$1.42		$1.68	$1.65	$1.46
Unit value, end of year/period	$1.76	$1.59	$1.54		$1.89	$1.68	$1.65
Units outstanding (000's), beginning of year/period	16,381	13,906	—		13,411	10,681	—
Units Issued (000's)	8,182	6,879	14,670		5,736	5,652	11,191
Units Redeemed (000's)	(3,499)	(4,404)	(764)		(2,528)	(2,922)	(510)
Units Outstanding (000's), end of year/period	21,064	16,381	13,906		16,619	13,411	10,681
Net Assets (000's), end of year/period	$37,057	$26,116	$21,386		$31,466	$22,503	$17,607
Expense Ratio (A)	0.50%	0.50%	0.50	%(D)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	2.18%	2.35%	0.15	%(D)	1.79%	1.94%	0.31	%(D)
Total Return (C)	10.35%	3.66%	8.16%		12.84%	1.79%	12.70%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Fidelity
	VIP Equity-Income Fund				VIP Asset Manager Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$41.86	$41.62	$36.34		$34.00	$35.03	$31.61
Unit value, end of year/period	$48.90	$41.86	$41.62		$38.09	$34.00	$35.03
Units outstanding (000's), beginning of year/period	953	892	—		721	632	—
Units Issued (000's)	262	351	960		253	292	671
Units Redeemed (000's)	(188)	(290)	(68)		(132)	(203)	(39)
Units Outstanding (000's), end of year/period	1,027	953	892		842	721	632
Net Assets (000's), end of year/period	$50,233	$39,883	$37,142		$32,076	$24,524	$22,133
Expense Ratio (A)(E)	0.40%	0.40%	0.40	%(D)	0.40%	0.40%	0.40	%(D)
Investment Income Ratio (B)	3.19%	2.46%	1.87	%(D)	1.59%	1.95%	1.76	%(D)
Total Return (C)	16.84%	0.57%	14.54%		12.03%	-2.95%	10.83%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Fidelity
	VIP Contrafund				VIP Mid Cap Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$45.15	$46.50	$39.87		$43.55	$48.91	$40.25
Unit value, end of year/period	$52.35	$45.15	$46.50		$49.81	$43.55	$48.91
Units outstanding (000's), beginning of year/period	2,097	1,939	—		507	455	—
Units Issued (000's)	549	758	2,099		204	292	508
Units Redeemed (000's)	(393)	(600)	(160)		(118)	(240)	(53)
Units Outstanding (000's), end of year/period	2,253	2,097	1,939		593	507	455
Net Assets (000's), end of year/period	$117,945	$94,658	$90,159		$29,525	$22,097	$22,258
Expense Ratio (A)(E)	0.40%	0.40%	0.40	%(D)	0.40%	0.40%	0.40	%(D)
Investment Income Ratio (B)	1.37%	0.99%	1.27	%(D)	0.63%	0.24%	0.42	%(D)
Total Return (C)	15.95%	-2.91%	16.62%		14.37%	-10.97%	21.53%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Vanguard
	VIF Diversified Value Fund				VIF International Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$15.82	$15.30	$13.71		$19.69	$22.88	$19.64
Unit value, end of year/period	$18.34	$15.82	$15.30		$23.53	$19.69	$22.88
Units outstanding (000's), beginning of year/period	988	753	—		1,489	1,216	—
Units Issued (000's)	470	542	848		617	782	1,297
Units Redeemed (000's)	(213)	(307)	(95)		(291)	(509)	(81)
Units Outstanding (000's), end of year/period	1,245	988	753		1,815	1,489	1,216
Net Assets (000's), end of year/period	$22,837	$15,627	$11,522		$42,721	$29,311	$27,833
Expense Ratio (A)	0.50%	0.50%	0.50	%(D)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	2.23%	1.96%	2.45	%(D)	2.01%	1.55%	1.58	%(D)
Total Return (C)	15.91%	3.40%	11.65%		19.53%	-13.97%	16.55%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	DWS
	Bond Fund				Capital Growth Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$18.88	$17.96	$17.87		$39.43	$41.49	$35.02
Unit value, end of year/period	$20.25	$18.88	$17.96		$45.53	$39.43	$41.49
Units outstanding (000's), beginning of year/period	466	414	—		979	1,012	—
Units Issued (000's)	190	181	465		260	275	1,096
Units Redeemed (000's)	(96)	(129)	(51)		(212)	(308)	(84)
Units Outstanding (000's), end of year/period	560	466	414		1,027	979	1,012
Net Assets (000's), end of year/period	$11,331	$8,802	$7,431		$46,764	$38,605	$41,997
Expense Ratio (A)	0.50%	0.50%	0.50	%(D)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	4.33%	4.33%	4.25	%(D)	0.88%	0.78%	0.92	%(D)
Total Return (C)	7.23%	5.15%	0.50%		15.47%	-4.95%	18.48%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	DWS				Oppenheimer
	International Fund				VA Main Street Fund
Selected Per Unit and	Years Ended December 31,		Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012	2011	2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$15.34	$18.50	$16.72		$23.21	$23.33	$20.22
Unit value, end of year/period	$18.42	$15.34	$18.50		$26.99	$23.21	$23.33
Units outstanding (000's), beginning of year/period	841	890	—		168	148	—
Units Issued (000's)	261	295	1,004		97	76	160
Units Redeemed (000's)	(198)	(344)	(114)		(37)	(56)	(12)
Units Outstanding (000's), end of year/period	904	841	890		228	168	148
Net Assets (000's), end of year/period	$16,652	$12,907	$16,473		$6,155	$3,890	$3,451
Expense Ratio (A)	0.50%	0.50%	0.50	%(D)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	2.16%	1.81%	2.20	%(D)	0.96%	0.83%	1.03	%(D)
Total Return (C)	20.04%	-17.09%	10.70%		16.28%	-0.51%	15.37%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	American Century VP						Calvert
	Capital Appreciation Fund						VP SRI Balanced Fund
Selected Per Unit and	Years Ended December 31,				Period Ended December 31,		Years Ended December 31,		Period Ended December 31,
Supplementary Data:	2012		2011		2010(1)		2012	2011	2010(1)
Unit value, beginning of year/period	$24.93		$26.73		$21.35		$3.78	$3.63	$3.31
Unit value, end of year/period	$28.85		$24.93		$26.73		$4.15	$3.78	$3.63
Units outstanding (000's), beginning of year/period	1,453		1,410		—		3,992	2,976	—
Units Issued (000's)	634		710		1,561		1,297	1,935	3,163
Units Redeemed (000's)	(385)		(667)		(151)		(713)	(919)	(187)
Units Outstanding (000's), end of year/period	1,702		1,453		1,410		4,576	3,992	2,976
Net Assets (000's), end of year/period	$49,088		$36,230		$37,698		$19,000	$15,076	$10,803
Expense Ratio (A)	0.25	%(E)	0.25	%(E)	0.25	%(D)(E)	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	—		—		—		1.25%	1.33%	1.47	%(D)
Total Return (C)	15.71%		-6.74%		25.22%		9.95%	4.04%	9.64%

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by American Century, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Tier 2 Reduced Fee Units*

	Investment Company
	Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$3.27	$3.23	$2.83	$2.26	$3.61
Unit value, end of year	$3.77	$3.27	$3.23	$2.83	$2.26
Units outstanding (000's), beginning of year	15,505	15,904	33,800	34,459	38,424
Units Issued (000's)	4,788	7,352	9,394	9,219	6,203
Units Redeemed (000's)	(5,159)	(7,751)	(27,290)	(9,878)	(10,168)
Units Outstanding (000's), end of year	15,134	15,505	15,904	33,800	34,459
Net Assets (000's)	$57,089	$50,748	$51,403	$95,785	$77,812
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	0.01%	1.97%	1.76%	1.92%	1.62%
Total Return (C)	15.25%	1.27%	14.05%	25.50%	-37.39%
	Investment Company
	All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$9.68	$9.72	$8.29	$6.65	$10.36
Unit value, end of year	$11.04	$9.68	$9.72	$8.29	$6.65
Units outstanding (000's), beginning of year	2,995	3,018	7,462	8,183	9,560
Units Issued (000's)	700	1,184	1,472	1,477	879
Units Redeemed (000's)	(1,036)	(1,207)	(5,916)	(2,198)	(2,256)
Units Outstanding (000's), end of year	2,659	2,995	3,018	7,462	8,183
Net Assets (000's)	$29,359	$28,998	$29,329	$61,893	$54,436
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	—	2.37%	1.29%	2.05%	1.29%
Total Return (C)	14.05%	-0.36%	17.14%	24.69%	-35.81%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.37	$1.41	$1.11	$0.86	$1.20
Unit value, end of year	$1.57	$1.37	$1.41	$1.11	$0.86
Units outstanding (000's), beginning of year	19,674	19,492	35,801	37,223	40,458
Units Issued (000's)	6,405	9,472	12,332	9,533	6,614
Units Redeemed (000's)	(6,556)	(9,290)	(28,641)	(10,955)	(9,849)
Units Outstanding (000's), end of year	19,523	19,674	19,492	35,801	37,223
Net Assets (000's)	$30,641	$26,905	$27,494	$39,752	$32,129
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	—	0.92%	1.13%	1.29%	1.15%
Total Return (C)	14.77%	-3.05%	27.04%	28.64%	-28.12%
	Investment Company
	Small Cap Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.34	$1.38	$1.04	$0.82	$1.26
Unit value, end of year	$1.41	$1.34	$1.38	$1.04	$0.82
Units outstanding (000's), beginning of year	21,903	20,384	37,502	39,034	42,165
Units Issued (000's)	7,357	11,850	13,490	9,748	6,908
Units Redeemed (000's)	(8,681)	(10,331)	(30,608)	(11,280)	(10,039)
Units Outstanding (000's), end of year	20,579	21,903	20,384	37,502	39,034
Net Assets (000's)	$28,961	$29,380	$28,150	$39,072	$32,008
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	—	—	—	—	—
Total Return (C)	4.92%	-2.87%	32.55%	27.06%	-34.70%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Mid Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.19	$1.22	$1.03	$0.83	$1.23
Unit value, end of year	$1.31	$1.19	$1.22	$1.03	$0.83
Units outstanding (000's), beginning of year	4,202	3,827	6,028	5,216	4,562
Units Issued (000's)	1,929	2,720	3,135	2,854	2,250
Units Redeemed (000's)	(2,103)	(2,345)	(5,336)	(2,042)	(1,596)
Units Outstanding (000's), end of year	4,028	4,202	3,827	6,028	5,216
Net Assets (000's)	$5,272	$4,987	$4,668	$6,215	$4,317
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	—	1.18%	1.31%	1.61%	1.85%
Total Return (C)	10.29%	-2.71%	18.29%	24.60%	-32.98%
	Investment Company
	Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$2.25	$2.31	$1.84	$1.35	$2.14
Unit value, end of year	$2.64	$2.25	$2.31	$1.84	$1.35
Units outstanding (000's), beginning of year	18,266	17,871	32,515	31,155	35,490
Units Issued (000's)	6,066	9,429	11,750	10,864	7,850
Units Redeemed (000's)	(6,729)	(9,034)	(26,394)	(9,504)	(12,185)
Units Outstanding (000's), end of year	17,603	18,266	17,871	32,515	31,155
Net Assets (000's)	$46,422	$41,138	$41,315	$59,852	$42,164
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	—	1.15%	1.09%	1.29%	1.25%
Total Return (C)	17.10%	-2.58%	25.59%	36.01%	-36.63%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$6.64	$6.49	$5.88	$4.99	$6.47
Unit value, end of year	$7.37	$6.64	$6.49	$5.88	$4.99
Units outstanding (000's), beginning of year	2,995	2,944	7,627	8,425	9,989
Units Issued (000's)	660	1,439	1,322	1,384	871
Units Redeemed (000's)	(940)	(1,388)	(6,005)	(2,182)	(2,435)
Units Outstanding (000's), end of year	2,715	2,995	2,944	7,627	8,425
Net Assets (000's)	$19,996	$19,876	$19,112	$44,847	$42,032
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	0.02%	4.39%	2.51%	2.93%	2.99%
Total Return (C)	10.99%	2.23%	10.41%	17.86%	-22.90%
	Investment Company
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$0.67	$0.78	$0.72	$0.58	$0.97
Unit value, end of year	$0.80	$0.67	$0.78	$0.72	$0.58
Units outstanding (000's), beginning of year	3,093	2,606	2,715	975	333
Units Issued (000's)	2,067	2,592	2,461	2,169	803
Units Redeemed (000's)	(1,741)	(2,105)	(2,570)	(429)	(161)
Units Outstanding (000's), end of year	3,419	3,093	2,606	2,715	975
Net Assets (000's)	$2,723	$2,087	$2,024	$1,957	$564
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	0.03%	3.04%	3.70%	3.56%	4.43%
Total Return (C)	18.04%	-13.12%	7.73%	24.59%	-40.36%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$2.57	$2.59	$2.61	$2.62	$2.58
Unit value, end of year	$2.55	$2.57	$2.59	$2.61	$2.62
Units outstanding (000's), beginning of year	4,996	4,946	9,584	17,205	19,709
Units Issued (000's)	2,727	3,603	3,672	4,651	10,472
Units Redeemed (000's)	(2,850)	(3,553)	(8,310)	(12,272)	(12,976)
Units Outstanding (000's), end of year	4,873	4,996	4,946	9,584	17,205
Net Assets (000's)	$12,423	$12,832	$12,805	$24,988	$45,118
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	—	—	—	0.06%	2.84%
Total Return (C)	-0.75%	-0.79%	-0.69%	-0.58%	1.83%
	Investment Company
	Mid-Term Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$2.36	$2.23	$2.10	$1.90	$1.87
Unit value, end of year	$2.42	$2.36	$2.23	$2.10	$1.90
Units outstanding (000's), beginning of year	10,868	9,893	16,897	17,242	12,622
Units Issued (000's)	4,183	6,321	8,515	6,748	12,856
Units Redeemed (000's)	(4,225)	(5,346)	(15,519)	(7,093)	(8,236)
Units Outstanding (000's), end of year	10,826	10,868	9,893	16,897	17,242
Net Assets (000's)	$26,217	$25,623	$22,064	$35,436	$32,676
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	0.04%	3.20%	3.45%	3.93%	4.23%
Total Return (C)	2.72%	5.70%	6.35%	10.66%	1.32%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Investment Company
Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$5.84	$5.47	$5.13	$4.50	$4.60
Unit value, end of year	$6.15	$5.84	$5.47	$5.13	$4.50
Units outstanding (000's), beginning of year	6,616	5,757	9,368	8,715	8,465
Units Issued (000's)	3,315	3,799	4,608	3,647	2,924
Units Redeemed (000's)	(2,588)	(2,940)	(8,219)	(2,994)	(2,674)
Units Outstanding (000's), end of year	7,343	6,616	5,757	9,368	8,715
Net Assets (000's)	$45,134	$38,617	$31,505	$48,046	$39,194
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	0.03%	4.09%	3.75%	4.51%	5.13%
Total Return (C)	5.30%	6.66%	6.70%	14.04%	-2.24%
Investment Company
Retirement Income Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.17	$1.13	$1.04	$0.90	$1.00
Unit value, end of year	$1.25	$1.17	$1.13	$1.04	$0.90
Units outstanding (000's), beginning of year	1,937	1,196	1,181	227	0	(D)
Units Issued (000's)	2,112	2,192	2,323	1,286	667
Units Redeemed (000's)	(1,133)	(1,451)	(2,308)	(332)	(440)
Units Outstanding (000's), end of year	2,916	1,937	1,196	1,181	227
Net Assets (000's)	$3,647	$2,275	$1,349	$1,228	$204
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	2.36%	2.47%	2.10%	0.06%	4.88%
Total Return (C)	6.51%	4.10%	8.45%	15.67%	-10.06%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Less than 500 units.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2010 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.09	$1.06	$0.96	$0.81	$0.98
Unit value, end of year	$1.19	$1.09	$1.06	$0.96	$0.81
Units outstanding (000's), beginning of year	2,221	2,176	3,223	1,968	468
Units Issued (000's)	1,060	1,295	2,833	2,065	2,140
Units Redeemed (000's)	(1,293)	(1,250)	(3,880)	(810)	(640)
Units Outstanding (000's), end of year	1,988	2,221	2,176	3,223	1,968
Net Assets (000's)	$2,361	$2,418	$2,312	$3,093	$1,585
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	2.38%	2.14%	0.16%	3.65%	5.80%
Total Return (C)	9.03%	2.46%	10.76%	19.19%	-17.86%
	Investment Company
	2015 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.04	$1.03	$0.92	$0.76	$0.97
Unit value, end of year	$1.15	$1.04	$1.03	$0.92	$0.76
Units outstanding (000's), beginning of year	10,378	7,783	7,116	2,863	530
Units Issued (000's)	7,439	7,032	11,094	6,211	2,645
Units Redeemed (000's)	(5,834)	(4,437)	(10,427)	(1,958)	(312)
Units Outstanding (000's), end of year	11,983	10,378	7,783	7,116	2,863
Net Assets (000's)	$13,725	$10,813	$7,992	$6,543	$2,182
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	2.10%	2.03%	0.11%	3.38%	4.77%
Total Return (C)	9.93%	1.47%	11.67%	20.67%	-21.40%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2020 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.01	$1.00	$0.88	$0.72	$0.96
Unit value, end of year	$1.12	$1.01	$1.00	$0.88	$0.72
Units outstanding (000's), beginning of year	15,461	10,191	9,894	3,950	541
Units Issued (000's)	13,510	11,703	15,050	7,408	3,797
Units Redeemed (000's)	(6,167)	(6,433)	(14,753)	(1,464)	(388)
Units Outstanding (000's), end of year	22,804	15,461	10,191	9,894	3,950
Net Assets (000's)	$25,449	$15,543	$10,149	$8,698	$2,833
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	1.91%	1.89%	0.07%	3.55%	4.68%
Total Return (C)	11.02%	0.94%	13.29%	22.56%	-25.18%
	Investment Company
	2025 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$0.99	$0.99	$0.86	$0.69	$0.97
Unit value, end of year	$1.11	$0.99	$0.99	$0.86	$0.69
Units outstanding (000's), beginning of year	13,167	7,522	7,187	2,619	137
Units Issued (000's)	9,179	10,655	11,397	5,491	2,911
Units Redeemed (000's)	(5,615)	(5,010)	(11,062)	(923)	(429)
Units Outstanding (000's), end of year	16,731	13,167	7,522	7,187	2,619
Net Assets (000's)	$18,544	$13,005	$7,413	$6,166	$1,805
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	1.76%	1.61%	0.17%	3.22%	5.00%
Total Return (C)	12.22%	0.22%	14.87%	24.48%	-28.67%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2030 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$0.98	$0.98	$0.85	$0.67	$0.97
Unit value, end of year	$1.11	$0.98	$0.98	$0.85	$0.67
Units outstanding (000's), beginning of year	10,769	8,739	6,690	2,569	470
Units Issued (000's)	8,022	8,000	9,925	5,152	2,589
Units Redeemed (000's)	(4,230)	(5,970)	(7,876)	(1,031)	(490)
Units Outstanding (000's), end of year	14,561	10,769	8,739	6,690	2,569
Net Assets (000's)	$16,139	$10,562	$8,605	$5,680	$1,733
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	1.67%	1.51%	0.23%	2.92%	4.29%
Total Return (C)	13.01%	-0.40%	15.96%	25.84%	-30.30%
	Investment Company
	2035 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$0.96	$0.97	$0.83	$0.65	$0.97
Unit value, end of year	$1.09	$0.96	$0.97	$0.83	$0.65
Units outstanding (000's), beginning of year	8,810	5,448	5,373	1,606	192
Units Issued (000's)	7,348	7,204	7,724	4,291	1,606
Units Redeemed (000's)	(3,672)	(3,842)	(7,649)	(524)	(192)
Units Outstanding (000's), end of year	12,486	8,810	5,448	5,373	1,606
Net Assets (000's)	$13,563	$8,416	$5,269	$4,441	$1,050
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	1.50%	1.39%	0.26%	2.66%	4.26%
Total Return (C)	13.71%	-1.23%	17.02%	26.42%	-32.87%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2040 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$0.95	$0.96	$0.82	$0.64	$0.96
Unit value, end of year	$1.08	$0.95	$0.96	$0.82	$0.64
Units outstanding (000's), beginning of year	8,428	5,075	5,252	1,344	110
Units Issued (000's)	7,540	6,821	6,504	4,465	1,355
Units Redeemed (000's)	(4,829)	(3,468)	(6,681)	(557)	(121)
Units Outstanding (000's), end of year	11,139	8,428	5,075	5,252	1,344
Net Assets (000's)	$12,021	$7,982	$4,896	$4,304	$866
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	1.46%	1.31%	0.27%	2.60%	4.17%
Total Return (C)	13.95%	-1.84%	17.75%	27.20%	-33.09%

	Investment Company
	2045 Retirement Fund					2050 Retirement Fund
Selected Per Unit and	Years Ended December 31,					Period Ended December 31,
Supplementary Data:	2012	2011	2010	2009	2008	2012(2)
Unit value, beginning of year/period	$0.94	$0.96	$0.81	$0.64	$0.96	$1.00
Unit value, end of year/period	$1.07	$0.94	$0.96	$0.81	$0.64	$1.02
Units outstanding (000's), beginning of year/period	12,332	7,515	5,588	1,499	63	—
Units Issued (000's)	9,639	9,736	8,517	5,010	1,581	104
Units Redeemed (000's)	(6,432)	(4,919)	(6,590)	(921)	(145)	(1)
Units Outstanding (000's), end of year/period	15,539	12,332	7,515	5,588	1,499	103
Net Assets (000's)	$16,604	$11,583	$7,205	$4,543	$960	$105
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%	0.60	%(D)
Investment Income Ratio (B)	1.39%	1.25%	0.24%	2.57%	4.58%	—
Total Return (C)	13.77%	-2.04%	17.93%	26.92%	-33.24%	1.67%

(2)  For the Period October 1, 2012 (Initial Offering Date of Units) to December 31, 2012.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Conservative Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.47	$1.39	$1.28	$1.11	$1.24
Unit value, end of year	$1.57	$1.47	$1.39	$1.28	$1.11
Units outstanding (000's), beginning of year	6,340	4,492	5,840	4,578	3,478
Units Issued (000's)	3,723	4,381	4,880	3,485	2,916
Units Redeemed (000's)	(2,303)	(2,533)	(6,228)	(2,223)	(1,816)
Units Outstanding (000's), end of year	7,760	6,340	4,492	5,840	4,578
Net Assets (000's)	$12,155	$9,298	$6,264	$7,488	$5,089
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	2.45%	2.79%	—	4.11%	3.85%
Total Return (C)	6.81%	5.16%	8.75%	15.36%	-10.64%
	Investment Company
	Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.59	$1.54	$1.37	$1.13	$1.42
Unit value, end of year	$1.76	$1.59	$1.54	$1.37	$1.13
Units outstanding (000's), beginning of year	17,456	13,988	21,857	18,573	17,148
Units Issued (000's)	8,202	9,539	10,629	9,395	7,663
Units Redeemed (000's)	(6,237)	(6,071)	(18,498)	(6,111)	(6,238)
Units Outstanding (000's), end of year	19,421	17,456	13,988	21,857	18,573
Net Assets (000's)	$34,092	$27,793	$21,505	$29,870	$21,036
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	2.18%	2.35%	0.15%	3.11%	3.04%
Total Return (C)	10.25%	3.57%	12.49%	20.66%	-20.26%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.68	$1.65	$1.42	$1.13	$1.59
Unit value, end of year	$1.89	$1.68	$1.65	$1.42	$1.13
Units outstanding (000's), beginning of year	14,088	12,952	18,142	16,102	14,757
Units Issued (000's)	5,987	7,466	9,292	7,536	6,669
Units Redeemed (000's)	(5,703)	(6,330)	(14,482)	(5,496)	(5,324)
Units Outstanding (000's), end of year	14,372	14,088	12,952	18,142	16,102
Net Assets (000's)	$27,152	$23,606	$21,341	$25,686	$18,236
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	1.79%	1.94%	0.31%	2.09%	2.35%
Total Return (C)	12.74%	1.70%	16.38%	25.02%	-28.56%
	Fidelity
	VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$41.80	$41.60	$36.29	$27.98	$48.99
Unit value, end of year	$48.78	$41.80	$41.60	$36.29	$27.98
Units outstanding (000's), beginning of year	785	805	1,698	1,803	2,057
Units Issued (000's)	245	364	451	446	322
Units Redeemed (000's)	(252)	(384)	(1,344)	(551)	(576)
Units Outstanding (000's), end of year	778	785	805	1,698	1,803
Net Assets (000's)	$37,966	$32,817	$33,493	$61,610	$50,447
Expense Ratio (A)(D)	0.50%	0.50%	0.44%	0.40%	0.40%
Investment Income Ratio (B)	3.19%	2.46%	1.87%	2.41%	2.45%
Total Return (C)	16.71%	0.47%	14.64%	29.69%	-42.88%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50% in 2008 through 2009, 0.54% in 2010 and 0.60% in 2011 through 2012.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Fidelity
	VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$33.95	$35.02	$30.78	$23.94	$33.72
Unit value, end of year	$37.99	$33.95	$35.02	$30.78	$23.94
Units outstanding (000's), beginning of year	614	611	1,079	1,030	1,021
Units Issued (000's)	195	294	378	331	362
Units Redeemed (000's)	(220)	(291)	(846)	(282)	(353)
Units Outstanding (000's), end of year	589	614	611	1,079	1,030
Net Assets (000's)	$22,368	$20,861	$21,393	$33,217	$24,651
Expense Ratio (A)(D)	0.50%	0.50%	0.44%	0.40%	0.40%
Investment Income Ratio (B)	1.59%	1.95%	1.76%	2.58%	2.77%
Total Return (C)	11.91%	-3.05%	13.76%	28.60%	-29.00%
	Fidelity
	VIP Contrafund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$45.08	$46.48	$39.83	$29.47	$51.46
Unit value, end of year	$52.22	$45.08	$46.48	$39.83	$29.47
Units outstanding (000's), beginning of year	1,776	1,774	3,627	3,711	4,137
Units Issued (000's)	516	802	1,013	1,010	714
Units Redeemed (000's)	(555)	(800)	(2,866)	(1,094)	(1,140)
Units Outstanding (000's), end of year	1,737	1,776	1,774	3,627	3,711
Net Assets (000's)	$90,709	$80,047	$82,438	$144,477	$109,355
Expense Ratio (A)(D)	0.50%	0.50%	0.44%	0.40%	0.40%
Investment Income Ratio (B)	1.37%	0.99%	1.27%	1.47%	0.98%
Total Return (C)	15.83%	-3.01%	16.70%	35.17%	-42.74%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50% in 2008 through 2009, 0.54% in 2010 and 0.60% in 2011 through 2012.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Fidelity
	VIP Mid Cap Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$43.49	$48.89	$38.12	$27.32	$45.30
Unit value, end of year	$49.68	$43.49	$48.89	$38.12	$27.32
Units outstanding (000's), beginning of year	502	522	745	559	564
Units Issued (000's)	184	301	405	405	218
Units Redeemed (000's)	(194)	(321)	(628)	(219)	(223)
Units Outstanding (000's), end of year	492	502	522	745	559
Net Assets (000's)	$24,456	$21,844	$25,511	$28,401	$15,273
Expense Ratio (A)(D)	0.50%	0.50%	0.44%	0.40%	0.40%
Investment Income Ratio (B)	0.63%	0.24%	0.42%	0.81%	0.47%
Total Return (C)	14.25%	-11.06%	28.26%	39.53%	-39.68%
	Vanguard
	VIF Diversified Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$15.80	$15.30	$14.07	$11.14	$17.53
Unit value, end of year	$18.30	$15.80	$15.30	$14.07	$11.14
Units outstanding (000's), beginning of year	957	828	1,319	1,143	1,133
Units Issued (000's)	506	582	651	611	431
Units Redeemed (000's)	(358)	(453)	(1,142)	(435)	(421)
Units Outstanding (000's), end of year	1,105	957	828	1,319	1,143
Net Assets (000's)	$20,229	$15,121	$12,669	$18,559	$12,735
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	2.23%	1.96%	2.45%	3.92%	2.82%
Total Return (C)	15.80%	3.30%	8.74%	26.29%	-36.46%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50% in 2008 through 2009, 0.54% in 2010 and 0.60% in 2011 through 2012.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Vanguard
	VIF International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$19.66	$22.88	$19.88	$13.99	$25.53
Unit value, end of year	$23.48	$19.66	$22.88	$19.88	$13.99
Units outstanding (000's), beginning of year	1,456	1,405	1,995	1,643	1,450
Units Issued (000's)	567	819	1,042	942	672
Units Redeemed (000's)	(553)	(768)	(1,633)	(590)	(479)
Units Outstanding (000's), end of year	1,470	1,456	1,405	1,995	1,643
Net Assets (000's)	$34,504	$28,632	$32,130	$39,655	$22,922
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	2.01%	1.55%	1.58%	3.45%	2.41%
Total Return (C)	19.42%	-14.05%	15.10%	42.07%	-45.19%
	DWS
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$18.86	$17.95	$16.90	$15.43	$18.64
Unit value, end of year	$20.21	$18.86	$17.95	$16.90	$15.43
Units outstanding (000's), beginning of year	436	423	802	876	983
Units Issued (000's)	191	207	258	219	209
Units Redeemed (000's)	(169)	(194)	(637)	(293)	(316)
Units Outstanding (000's), end of year	458	436	423	802	876
Net Assets (000's)	$9,256	$8,232	$7,593	$13,558	$13,513
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	4.33%	4.33%	4.25%	8.10%	5.58%
Total Return (C)	7.13%	5.06%	6.21%	9.51%	-17.19%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	DWS
	Capital Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$39.38	$41.47	$35.73	$28.30	$42.44
Unit value, end of year	$45.43	$39.38	$41.47	$35.73	$28.30
Units outstanding (000's), beginning of year	805	746	1,954	2,171	2,480
Units Issued (000's)	207	384	359	384	255
Units Redeemed (000's)	(258)	(325)	(1,567)	(601)	(564)
Units Outstanding (000's), end of year	754	805	746	1,954	2,171
Net Assets (000's)	$34,239	$31,698	$30,939	$69,804	$61,455
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	0.88%	0.78%	0.92%	1.32%	0.00%
Total Return (C)	15.36%	-5.04%	16.08%	26.23%	-33.32%
	DWS
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$15.32	$18.50	$18.30	$13.77	$26.73
Unit value, end of year	$18.37	$15.32	$18.50	$18.30	$13.77
Units outstanding (000's), beginning of year	796	894	2,058	2,285	2,584
Units Issued (000's)	196	333	456	477	342
Units Redeemed (000's)	(274)	(431)	(1,620)	(704)	(641)
Units Outstanding (000's), end of year	718	796	894	2,058	2,285
Net Assets (000's)	$13,194	$12,191	$16,541	$37,662	$31,478
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	2.16%	1.81%	2.20%	4.37%	1.38%
Total Return (C)	19.93%	-17.17%	1.07%	32.85%	-48.47%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Oppenheimer
	VA Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$23.18	$23.32	$20.20	$15.82	$25.84
Unit value, end of year	$26.93	$23.18	$23.32	$20.20	$15.82
Units outstanding (000's), beginning of year	153	131	216	194	180
Units Issued (000's)	81	87	116	102	96
Units Redeemed (000's)	(61)	(65)	(201)	(80)	(82)
Units Outstanding (000's), end of year	173	153	131	216	194
Net Assets (000's)	$4,668	$3,553	$3,053	$4,358	$3,063
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	0.96%	0.83%	1.03%	1.70%	1.39%
Total Return (C)	16.17%	-0.61%	15.48%	27.64%	-38.78%
	American Century VP
	Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$24.90	$26.72	$20.41	$14.93	$27.81
Unit value, end of year	$28.78	$24.90	$26.72	$20.41	$14.93
Units outstanding (000's), beginning of year	1,389	1,315	2,561	2,567	3,144
Units Issued (000's)	504	809	918	941	885
Units Redeemed (000's)	(529)	(735)	(2,163)	(947)	(1,462)
Units Outstanding (000's), end of year	1,364	1,389	1,315	2,561	2,567
Net Assets (000's)	$39,264	$34,576	$35,149	$52,272	$38,322
Expense Ratio (A)(D)	0.35%	0.35%	0.29%	0.25%	0.25%
Investment Income Ratio (B)	—	—	—	0.76%	0.00%
Total Return (C)	15.59%	-6.84%	30.90%	36.73%	-46.32%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by American Century, the annualized expense ratio would have been 0.50% in 2008 through 2009, 0.54% in 2010 and 0.60% in 2011 through 2012.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Calvert
	VP SRI Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$3.77	$3.63	$3.25	$2.61	$3.82
Unit value, end of year	$4.14	$3.77	$3.63	$3.25	$2.61
Units outstanding (000's), beginning of year	3,641	3,787	6,377	6,317	6,579
Units Issued (000's)	851	1,907	2,048	1,808	1,295
Units Redeemed (000's)	(1,105)	(2,053)	(4,638)	(1,748)	(1,557)
Units Outstanding (000's), end of year	3,387	3,641	3,787	6,377	6,317
Net Assets (000's)	$14,033	$13,731	$13,744	$20,756	$16,493
Expense Ratio (A)	0.60%	0.60%	0.54%	0.50%	0.50%
Investment Income Ratio (B)	1.25%	1.33%	1.47%	2.30%	2.54%
Total Return (C)	9.85%	3.94%	11.49%	24.66%	-31.67%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

Standard Units*

	Investment Company
	Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$3.18	$3.16	$2.78	$2.23	$3.57
Unit value, end of year	$3.64	$3.18	$3.16	$2.78	$2.23
Units outstanding (000's), beginning of year	61,506	66,679	68,767	65,771	68,522
Units Issued (000's)	11,634	12,386	15,814	20,468	14,120
Units Redeemed (000's)	(13,947)	(17,559)	(17,902)	(17,472)	(16,871)
Units Outstanding (000's), end of year	59,193	61,506	66,679	68,767	65,771
Net Assets (000's)	$215,641	$195,598	$210,650	$191,403	$146,452
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	0.01%	1.97%	1.76%	1.92%	1.62%
Total Return (C)	14.56%	0.66%	13.50%	25.00%	-37.64%
	Investment Company
	All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$9.41	$9.50	$8.15	$6.56	$10.26
Unit value, end of year	$10.66	$9.41	$9.50	$8.15	$6.56
Units outstanding (000's), beginning of year	13,523	15,222	16,090	16,718	18,638
Units Issued (000's)	1,440	1,451	2,959	3,116	2,205
Units Redeemed (000's)	(2,485)	(3,150)	(3,827)	(3,744)	(4,125)
Units Outstanding (000's), end of year	12,478	13,523	15,222	16,090	16,718
Net Assets (000's)	$133,058	$127,198	$144,566	$131,085	$109,667
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	—	2.37%	1.29%	2.05%	1.29%
Total Return (C)	13.36%	-0.96%	16.58%	24.19%	-36.06%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.33	$1.38	$1.09	$0.85	$1.19
Unit value, end of year	$1.52	$1.33	$1.38	$1.09	$0.85
Units outstanding (000's), beginning of year	71,636	75,792	72,395	69,541	73,367
Units Issued (000's)	10,172	15,483	23,170	20,274	13,647
Units Redeemed (000's)	(16,181)	(19,639)	(19,773)	(17,420)	(17,473)
Units Outstanding (000's), end of year	65,627	71,636	75,792	72,395	69,541
Net Assets (000's)	$99,475	$95,181	$104,496	$78,951	$59,190
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	—	0.92%	1.13%	1.29%	1.15%
Total Return (C)	14.08	-3.63%	26.42%	28.13%	-28.41%
	Investment Company
	Small Cap Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.30	$1.35	$1.02	$0.81	$1.24
Unit value, end of year	$1.36	$1.30	$1.35	$1.02	$0.81
Units outstanding (000's), beginning of year	79,438	81,486	75,326	72,573	74,886
Units Issued (000's)	12,282	23,111	29,183	20,728	15,279
Units Redeemed (000's)	(21,211)	(25,159)	(23,023)	(17,975)	(17,592)
Units Outstanding (000's), end of year	70,509	79,438	81,486	75,326	72,573
Net Assets (000's)	$95,830	$103,526	$109,991	$77,080	$58,682
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	—	—	—	—	—
Total Return (C)	4.29%	-3.45%	31.91%	26.55%	-34.96%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Mid Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.15	$1.19	$1.01	$0.82	$1.22
Unit value, end of year	$1.26	$1.15	$1.19	$1.01	$0.82
Units outstanding (000's), beginning of year	15,772	15,980	13,566	11,568	10,362
Units Issued (000's)	3,664	5,331	6,548	6,585	5,293
Units Redeemed (000's)	(4,449)	(5,539)	(4,134)	(4,587)	(4,087)
Units Outstanding (000's), end of year	14,987	15,772	15,980	13,566	11,568
Net Assets (000's)	$18,943	$18,184	$19,051	$13,739	$9,440
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	—	1.18%	1.31%	1.61%	1.85%
Total Return (C)	9.63%	-3.29%	17.72%	24.10%	-33.24%
	Investment Company
	Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$2.19	$2.26	$1.81	$1.33	$2.11
Unit value, end of year	$2.55	$2.19	$2.26	$1.81	$1.33
Units outstanding (000's), beginning of year	70,910	69,874	71,371	65,454	70,944
Units Issued (000's)	14,383	24,643	22,117	26,242	17,357
Units Redeemed (000's)	(18,761)	(23,607)	(23,614)	(20,325)	(22,847)
Units Outstanding (000's), end of year	66,532	70,910	69,874	71,371	65,454
Net Assets (000's)	$169,449	$155,164	$157,889	$129,032	$87,354
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	—	1.15%	1.09%	1.29%	1.25%
Total Return (C)	16.39%	-3.16%	24.99%	35.47%	-36.89%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$6.45	$6.35	$5.78	$4.92	$6.41
Unit value, end of year	$7.11	$6.45	$6.35	$5.78	$4.92
Units outstanding (000's), beginning of year	14,678	16,413	17,127	18,190	19,977
Units Issued (000's)	1,272	1,293	2,704	2,734	2,125
Units Redeemed (000's)	(2,324)	(3,028)	(3,418)	(3,797)	(3,912)
Units Outstanding (000's), end of year	13,626	14,678	16,413	17,127	18,190
Net Assets (000's)	$96,928	$94,646	$104,152	$98,912	$89,489
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	0.02%	4.39%	2.51%	2.93%	2.99%
Total Return (C)	10.32%	1.61%	9.88%	17.39%	-23.21%
	Investment Company
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$0.66	$0.77	$0.71	$0.58	$0.97
Unit value, end of year	$0.78	$0.66	$0.77	$0.71	$0.58
Units outstanding (000's), beginning of year	7,800	6,707	4,534	1,998	197
Units Issued (000's)	3,665	3,702	4,062	3,838	2,226
Units Redeemed (000's)	(2,209)	(2,609)	(1,889)	(1,302)	(425)
Units Outstanding (000's), end of year	9,256	7,800	6,707	4,534	1,998
Net Assets (000's)	$7,186	$5,161	$5,138	$3,240	$1,151
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	0.03%	3.04%	3.70%	3.56%	4.43%
Total Return (C)	17.33%	-13.64%	7.21%	24.10%	-40.60%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$2.50	$2.53	$2.56	$2.59	$2.55
Unit value, end of year	$2.46	$2.50	$2.53	$2.56	$2.59
Units outstanding (000's), beginning of year	17,362	20,295	22,906	31,629	30,862
Units Issued (000's)	3,815	5,177	6,835	11,658	18,587
Units Redeemed (000's)	(5,912)	(8,110)	(9,446)	(20,381)	(17,820)
Units Outstanding (000's), end of year	15,265	17,362	20,295	22,906	31,629
Net Assets (000's)	$37,579	$43,333	$51,358	$58,650	$81,785
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	—	—	—	0.06%	2.84%
Total Return (C)	-1.36%	-1.37%	-1.17%	-0.98%	1.42%
	Investment Company
	Mid-Term Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$2.29	$2.18	$2.06	$1.87	$1.85
Unit value, end of year	$2.34	$2.29	$2.18	$2.06	$1.87
Units outstanding (000's), beginning of year	35,372	38,104	34,644	31,695	21,789
Units Issued (000's)	7,669	10,277	15,922	14,881	24,245
Units Redeemed (000's)	(9,891)	(13,009)	(12,462)	(11,932)	(14,339)
Units Outstanding (000's), end of year	33,149	35,372	38,104	34,644	31,695
Net Assets (000's)	$77,511	$81,009	$83,062	$71,357	$59,231
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	0.04%	3.20%	3.45%	3.93%	4.23%
Total Return (C)	2.10%	5.06%	5.83%	10.22%	0.92%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$5.67	$5.35	$5.04	$4.43	$4.55
Unit value, end of year	$5.93	$5.67	$5.35	$5.04	$4.43
Units outstanding (000's), beginning of year	23,165	21,945	19,352	15,862	15,158
Units Issued (000's)	6,942	8,057	10,050	8,727	5,348
Units Redeemed (000's)	(6,669)	(6,837)	(7,457)	(5,237)	(4,644)
Units Outstanding (000's), end of year	23,438	23,165	21,945	19,352	15,862
Net Assets (000's)	$139,096	$131,354	$117,377	$97,482	$70,344
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	0.03%	4.09%	3.75%	4.51%	5.13%
Total Return (C)	4.66%	6.01%	6.18%	13.58%	-2.63%
	Investment Company
	Retirement Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.15	$1.11	$1.03	$0.90	$1.00
Unit value, end of year	$1.22	$1.15	$1.11	$1.03	$0.90
Units outstanding (000's), beginning of year	8,162	5,971	3,904	1,995	530
Units Issued (000's)	4,531	6,676	4,622	3,958	2,906
Units Redeemed (000's)	(3,731)	(4,485)	(2,555)	(2,049)	(1,441)
Units Outstanding (000's), end of year	8,962	8,162	5,971	3,904	1,995
Net Assets (000's)	$10,929	$9,402	$6,646	$4,026	$1,786
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	2.36%	2.47%	2.10%	0.06%	4.88%
Total Return (C)	5.88%	3.48%	7.93%	15.21%	-10.42%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2010 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.07	$1.05	$0.95	$0.80	$0.98
Unit value, end of year	$1.16	$1.07	$1.05	$0.95	$0.80
Units outstanding (000's), beginning of year	7,327	7,227	7,308	4,494	449
Units Issued (000's)	3,176	4,380	3,691	5,546	4,971
Units Redeemed (000's)	(3,416)	(4,280)	(3,772)	(2,732)	(926)
Units Outstanding (000's), end of year	7,087	7,327	7,227	7,308	4,494
Net Assets (000's)	$8,203	$7,825	$7,578	$6,952	$3,601
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	2.38%	2.14%	0.16%	3.65%	5.80%
Total Return (C)	8.39%	1.85%	10.23%	18.71%	-18.19%
	Investment Company
	2015 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.02	$1.01	$0.91	$0.76	$0.97
Unit value, end of year	$1.12	$1.02	$1.01	$0.91	$0.76
Units outstanding (000's), beginning of year	36,243	33,377	22,505	12,185	2,117
Units Issued (000's)	17,245	14,880	18,918	18,924	13,253
Units Redeemed (000's)	(14,479)	(12,014)	(8,046)	(8,604)	(3,185)
Units Outstanding (000's), end of year	39,009	36,243	33,377	22,505	12,185
Net Assets (000's)	$43,561	$37,037	$33,813	$20,516	$9,242
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	2.10%	2.03%	0.11%	3.38%	4.77%
Total Return (C)	9.28%	0.87%	11.13%	20.18%	-21.72%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2020 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$0.99	$0.98	$0.87	$0.71	$0.96
Unit value, end of year	$1.09	$0.99	$0.98	$0.87	$0.71
Units outstanding (000's), beginning of year	42,477	34,563	23,701	11,723	2,143
Units Issued (000's)	23,346	21,502	19,591	17,357	11,880
Units Redeemed (000's)	(13,783)	(13,588)	(8,729)	(5,379)	(2,300)
Units Outstanding (000's), end of year	52,040	42,477	34,563	23,701	11,723
Net Assets (000's)	$56,623	$41,880	$33,960	$20,656	$8,369
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	1.91%	1.89%	0.07%	3.55%	4.68%
Total Return (C)	10.36%	0.34%	12.75%	22.07%	-25.48%
	Investment Company
	2025 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$0.97	$0.97	$0.85	$0.69	$0.97
Unit value, end of year	$1.08	$0.97	$0.97	$0.85	$0.69
Units outstanding (000's), beginning of year	41,690	32,390	20,565	8,163	651
Units Issued (000's)	23,089	19,524	19,193	16,183	8,516
Units Redeemed (000's)	(11,001)	(10,224)	(7,368)	(3,781)	(1,004)
Units Outstanding (000's), end of year	53,778	41,690	32,390	20,565	8,163
Net Assets (000's)	$58,113	$40,386	$31,494	$17,491	$5,600
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	1.76%	1.61%	0.17%	3.22%	5.00%
Total Return (C)	11.55%	-0.37%	14.32%	23.98%	-28.96%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2030 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$0.96	$0.97	$0.84	$0.67	$0.97
Unit value, end of year	$1.08	$0.96	$0.97	$0.84	$0.67
Units outstanding (000's), beginning of year	33,092	24,247	16,971	6,652	740
Units Issued (000's)	17,579	16,274	13,441	14,095	6,413
Units Redeemed (000's)	(9,511)	(7,429)	(6,166)	(3,776)	(501)
Units Outstanding (000's), end of year	41,160	33,092	24,247	16,971	6,652
Net Assets (000's)	$44,478	$31,832	$23,556	$14,287	$4,468
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	1.67%	1.51%	0.23%	2.92%	4.29%
Total Return (C)	12.34%	-0.99%	15.41%	25.34%	-30.58%
	Investment Company
	2035 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$0.94	$0.95	$0.82	$0.65	$0.97
Unit value, end of year	$1.06	$0.94	$0.95	$0.82	$0.65
Units outstanding (000's), beginning of year	25,363	20,271	12,881	4,644	344
Units Issued (000's)	14,685	12,447	11,912	11,277	4,788
Units Redeemed (000's)	(7,004)	(7,355)	(4,522)	(3,040)	(488)
Units Outstanding (000's), end of year	33,044	25,363	20,271	12,881	4,644
Net Assets (000's)	$34,994	$23,764	$19,344	$10,555	$3,022
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	1.50%	1.39%	0.26%	2.66%	4.26%
Total Return (C)	13.03%	-1.82%	16.46%	25.91%	-33.13%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	2040 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$0.93	$0.95	$0.81	$0.64	$0.96
Unit value, end of year	$1.05	$0.93	$0.95	$0.81	$0.64
Units outstanding (000's), beginning of year	24,331	18,624	11,295	3,978	323
Units Issued (000's)	13,528	12,432	11,081	9,620	4,090
Units Redeemed (000's)	(6,946)	(6,725)	(3,752)	(2,303)	(435)
Units Outstanding (000's), end of year	30,913	24,331	18,624	11,295	3,978
Net Assets (000's)	$32,523	$22,599	$17,728	$9,174	$2,550
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	1.46%	1.31%	0.27%	2.60%	4.17%
Total Return (C)	13.27%	-2.42%	17.18%	26.69%	-33.35%

	Investment Company
	2045 Retirement Fund					2050 Retirement Fund
Selected Per Unit and	Years Ended December 31,					Period Ended December 31,
Supplementary Data:	2012	2011	2010	2009	2008	2012(2)
Unit value, beginning of year/period	$0.92	$0.95	$0.81	$0.64	$0.96	$1.00
Unit value, end of year/period	$1.04	$0.92	$0.95	$0.81	$0.64	$1.02
Units outstanding (000's), beginning of year/period	28,787	21,213	12,807	4,062	236	—
Units Issued (000's)	17,199	15,183	13,463	11,962	4,187	518
Units Redeemed (000's)	(8,124)	(7,609)	(5,057)	(3,217)	(361)	(25)
Units Outstanding (000's), end of year/period	37,864	28,787	21,213	12,807	4,062	493
Net Assets (000's)	$39,446	$26,519	$20,067	$10,322	$2,590	$500
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%	1.20	%(D)
Investment Income Ratio (B)	1.39%	1.25%	0.24%	2.57%	4.58%	—
Total Return (C)	13.09%	-2.62%	17.37%	26.41%	-33.50%	1.51%

(2)  For the Period October 1, 2012 (Initial Offering Date of Units) to December 31, 2012.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Conservative Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.42	$1.36	$1.26	$1.10	$1.23
Unit value, end of year	$1.51	$1.42	$1.36	$1.26	$1.10
Units outstanding (000's), beginning of year	19,459	17,239	13,280	9,620	7,721
Units Issued (000's)	12,170	9,571	8,501	7,865	6,640
Units Redeemed (000's)	(7,984)	(7,351)	(4,542)	(4,205)	(4,741)
Units Outstanding (000's), end of year	23,645	19,459	17,239	13,280	9,620
Net Assets (000's)	$35,756	$27,720	$23,494	$16,724	$10,544
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	2.45%	2.79%	—	4.11%	3.85%
Total Return (C)	6.15%	4.52%	8.22%	14.90%	-11.00%
	Investment Company
	Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.55	$1.50	$1.34	$1.12	$1.41
Unit value, end of year	$1.70	$1.55	$1.50	$1.34	$1.12
Units outstanding (000's), beginning of year	51,632	51,013	45,667	38,344	35,240
Units Issued (000's)	17,293	15,575	18,514	18,682	15,482
Units Redeemed (000's)	(12,322)	(14,956)	(13,168)	(11,359)	(12,378)
Units Outstanding (000's), end of year	56,603	51,632	51,013	45,667	38,344
Net Assets (000's)	$95,948	$79,871	$76,656	$61,299	$42,827
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	2.18%	2.35%	0.15%	3.11%	3.04%
Total Return (C)	9.58%	2.95%	11.95%	20.18%	-20.57%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
	Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$1.63	$1.61	$1.39	$1.12	$1.57
Unit value, end of year	$1.82	$1.63	$1.61	$1.39	$1.12
Units outstanding (000's), beginning of year	42,489	41,698	41,229	33,937	29,353
Units Issued (000's)	10,300	11,461	12,812	16,418	13,055
Units Redeemed (000's)	(9,973)	(10,670)	(12,343)	(9,126)	(8,471)
Units Outstanding (000's), end of year	42,816	42,489	41,698	41,229	33,937
Net Assets (000's)	$78,116	$69,177	$67,160	$57,335	$37,902
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	1.79%	1.94%	0.31%	2.09%	2.35%
Total Return (C)	12.06%	1.09%	15.82%	24.52%	-28.84%
	Fidelity
	VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$40.61	$40.66	$35.64	$27.59	$48.50
Unit value, end of year	$47.12	$40.61	$40.66	$35.64	$27.59
Units outstanding (000's), beginning of year	2,871	3,148	3,325	3,226	3,514
Units Issued (000's)	398	505	682	945	672
Units Redeemed (000's)	(623)	(782)	(859)	(846)	(960)
Units Outstanding (000's), end of year	2,646	2,871	3,148	3,325	3,226
Net Assets (000's)	$124,675	$116,589	$127,993	$118,509	$89,012
Expense Ratio (A)(D)	1.10%	1.10%	0.93%	0.80%	0.80%
Investment Income Ratio (B)	3.19%	2.46%	1.87%	2.41%	2.45%
Total Return (C)	16.02%	-0.13%	14.09%	29.17%	-43.11%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90% in 2008 through 2009, 1.03% in 2010 and 1.20% in 2011 through 2012.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Fidelity
	VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$32.99	$34.23	$30.23	$23.60	$33.38
Unit value, end of year	$36.70	$32.99	$34.23	$30.23	$23.60
Units outstanding (000's), beginning of year	2,042	2,202	2,303	2,156	1,884
Units Issued (000's)	338	406	554	738	935
Units Redeemed (000's)	(419)	(566)	(655)	(591)	(663)
Units Outstanding (000's), end of year	1,961	2,042	2,202	2,303	2,156
Net Assets (000's)	$71,950	$67,361	$75,357	$69,626	$50,886
Expense Ratio (A)(D)	1.10%	1.10%	0.93%	0.80%	0.80%
Investment Income Ratio (B)	1.59%	1.95%	1.76%	2.58%	2.77%
Total Return (C)	11.25%	-3.62%	13.21%	28.08%	-29.29%
	Fidelity
	VIP Contrafund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$43.80	$45.43	$39.12	$29.06	$50.95
Unit value, end of year	$50.43	$43.80	$45.43	$39.12	$29.06
Units outstanding (000's), beginning of year	6,811	7,505	7,863	7,551	7,826
Units Issued (000's)	942	1,099	1,580	2,167	1,669
Units Redeemed (000's)	(1,398)	(1,793)	(1,938)	(1,855)	(1,944)
Units Outstanding (000's), end of year	6,355	6,811	7,505	7,863	7,551
Net Assets (000's)	$320,473	$298,340	$340,978	$307,589	$219,398
Expense Ratio (A)(D)	1.10%	1.10%	0.93%	0.80%	0.80%
Investment Income Ratio (B)	1.37%	0.99%	1.27%	1.47%	0.98%
Total Return (C)	15.14%	-3.59%	16.14%	34.63%	-42.97%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90% in 2008 through 2009, 1.03% in 2010 and 1.20% in 2011 through 2012.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Fidelity
	VIP Mid Cap Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$42.25	$47.79	$37.44	$26.94	$44.84
Unit value, end of year	$47.99	$42.25	$47.79	$37.44	$26.94
Units outstanding (000's), beginning of year	1,763	2,121	1,821	1,287	1,239
Units Issued (000's)	330	511	921	1,081	504
Units Redeemed (000's)	(508)	(869)	(621)	(547)	(456)
Units Outstanding (000's), end of year	1,585	1,763	2,121	1,821	1,287
Net Assets (000's)	$76,036	$74,490	$101,338	$68,172	$34,685
Expense Ratio (A)(D)	1.10%	1.10%	0.93%	0.80%	0.80%
Investment Income Ratio (B)	0.63%	0.24%	0.42%	0.81%	0.47%
Total Return (C)	13.57%	-11.59%	27.65%	38.97%	-39.93%
	Vanguard
	VIF Diversified Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$15.35	$14.95	$13.82	$10.98	$17.36
Unit value, end of year	$17.67	$15.35	$14.95	$13.82	$10.98
Units outstanding (000's), beginning of year	3,279	3,101	2,945	2,398	2,477
Units Issued (000's)	1,286	1,211	1,152	1,386	962
Units Redeemed (000's)	(995)	(1,033)	(996)	(839)	(1,041)
Units Outstanding (000's), end of year	3,570	3,279	3,101	2,945	2,398
Net Assets (000's)	$63,088	$50,350	$46,371	$40,686	$26,345
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	2.23%	1.96%	2.45%	3.92%	2.82%
Total Return (C)	15.10%	2.68%	8.22%	25.79%	-36.72%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90% in 2008 through 2009, 1.03% in 2010 and 1.20% in 2011 through 2012.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Vanguard
	VIF International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$19.10	$22.36	$19.52	$13.80	$25.27
Unit value, end of year	$22.68	$19.10	$22.36	$19.52	$13.80
Units outstanding (000's), beginning of year	4,409	4,520	4,567	3,446	3,084
Units Issued (000's)	935	1,183	1,507	2,175	1,498
Units Redeemed (000's)	(1,107)	(1,294)	(1,554)	(1,054)	(1,136)
Units Outstanding (000's), end of year	4,237	4,409	4,520	4,567	3,446
Net Assets (000's)	$96,066	$84,232	$101,070	$89,154	$47,544
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	2.01%	1.55%	1.58%	3.45%	2.41%
Total Return (C)	18.70%	-14.56%	14.54%	41.50%	-45.41%
	DWS
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$18.32	$17.55	$16.60	$15.22	$18.45
Unit value, end of year	$19.51	$18.32	$17.55	$16.60	$15.22
Units outstanding (000's), beginning of year	1,363	1,433	1,449	1,481	1,533
Units Issued (000's)	292	296	396	420	389
Units Redeemed (000's)	(349)	(366)	(412)	(452)	(441)
Units Outstanding (000's), end of year	1,306	1,363	1,433	1,449	1,481
Net Assets (000's)	$25,470	$24,975	$25,137	$24,053	$22,536
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	4.33%	4.33%	4.25%	8.10%	5.58%
Total Return (C)	6.48%	4.42%	5.70%	9.07%	-17.52%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	DWS
	Capital Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$38.26	$40.54	$35.09	$27.91	$42.02
Unit value, end of year	$43.87	$38.26	$40.54	$35.09	$27.91
Units outstanding (000's), beginning of year	3,166	3,631	3,818	3,956	4,226
Units Issued (000's)	421	286	631	759	535
Units Redeemed (000's)	(628)	(751)	(818)	(897)	(805)
Units Outstanding (000's), end of year	2,959	3,166	3,631	3,818	3,956
Net Assets (000's)	$129,804	$121,130	$147,189	$133,998	$110,403
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	0.88%	0.78%	0.92%	1.32%	0.00%
Total Return (C)	14.66%	-5.61%	15.52%	25.73%	-33.58%
	DWS
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$14.89	$18.08	$17.97	$13.58	$26.47
Unit value, end of year	$17.75	$14.89	$18.08	$17.97	$13.58
Units outstanding (000's), beginning of year	2,996	3,535	4,001	4,088	4,449
Units Issued (000's)	247	337	749	1,005	693
Units Redeemed (000's)	(607)	(876)	(1,215)	(1,092)	(1,054)
Units Outstanding (000's), end of year	2,636	2,996	3,535	4,001	4,088
Net Assets (000's)	$46,773	$44,595	$63,918	$71,911	$55,525
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	2.16%	1.81%	2.20%	4.37%	1.38%
Total Return (C)	19.20%	-17.66%	0.58%	32.32%	-48.68%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Oppenheimer
	VA Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$22.52	$22.80	$19.84	$15.60	$25.59
Unit value, end of year	$26.01	$22.52	$22.80	$19.84	$15.60
Units outstanding (000's), beginning of year	435	460	444	325	271
Units Issued (000's)	252	152	187	301	173
Units Redeemed (000's)	(161)	(177)	(171)	(182)	(119)
Units Outstanding (000's), end of year	526	435	460	444	325
Net Assets (000's)	$13,675	$9,790	$10,481	$8,800	$5,071
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	0.96%	0.83%	1.03%	1.70%	1.39%
Total Return (C)	15.47%	-1.20%	14.92%	27.13%	-39.02%
	American Century
	VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$24.19	$26.12	$20.05	$14.72	$27.54
Unit value, end of year	$27.80	$24.19	$26.12	$20.05	$14.72
Units outstanding (000's), beginning of year	5,501	5,890	5,766	5,253	6,052
Units Issued (000's)	1,545	1,804	2,018	2,540	1,997
Units Redeemed (000's)	(1,696)	(2,193)	(1,894)	(2,027)	(2,796)
Units Outstanding (000's), end of year	5,350	5,501	5,890	5,766	5,253
Net Assets (000's)	$148,712	$133,070	$153,850	$115,614	$77,335
Expense Ratio (A)(D)	0.95%	0.95%	0.78%	0.65%	0.65%
Investment Income Ratio (B)	—	—	—	0.76%	0.00%
Total Return (C)	14.90%	-7.39%	30.28%	36.18%	-46.53%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by American Century, the expense ratio would have been 0.90% in 2008 through 2009, 1.03% in 2010 and 1.20% in 2011 through 2012.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Calvert
	VP SRI Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2012	2011	2010	2009	2008
Unit value, beginning of year	$3.66	$3.55	$3.20	$2.57	$3.78
Unit value, end of year	$4.00	$3.66	$3.55	$3.20	$2.57
Units outstanding (000's), beginning of year	15,892	16,772	16,832	15,959	16,324
Units Issued (000's)	2,103	2,329	3,298	3,977	2,896
Units Redeemed (000's)	(2,373)	(3,209)	(3,358)	(3,104)	(3,261)
Units Outstanding (000's), end of year	15,622	15,892	16,772	16,832	15,959
Net Assets (000's)	$62,507	$58,236	$59,488	$53,807	$41,087
Expense Ratio (A)	1.20%	1.20%	1.03%	0.90%	0.90%
Investment Income Ratio (B)	1.25%	1.33%	1.47%	2.30%	2.54%
Total Return (C)	9.19%	3.32%	10.95%	24.17%	-31.94%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

5. Subsequent Events

On March 22, 2013, the Bond VIP and International VIP Portfolios of the DWS Variable Series I (the "Replaced Funds") were removed as investment alternatives of Separate Account No. 2 as per a substitution transaction approved by the Securities and Exchange Commission. On that date, the assets in the Replaced Funds were transferred into other investment alternatives (the "Replacement Funds"), as follows:

Replaced Funds	Replacement Funds	Amount Transferred
DWS Bond VIP Fund	Investment Company Bond Fund	$43,431,101
DWS International VIP Fund	Vanguard International Portfolio	$76,929,904

Management, on behalf of the Company, has evaluated the need for disclosures and/or adjustments to the financial statements resulting from subsequent events. As a result of this evaluation, except as noted above, no additional subsequent events require disclosure and/or adjustment to the financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Consolidated Statutory Financial Statements

For The Years Ended December 31, 2012, 2011 and 2010

Together With Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Mutual of America Life Insurance Company:

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of Mutual of America Life Insurance Company and subsidiaries, which comprise the consolidated statutory statements of financial condition as of December 31, 2012 and 2011, and the related consolidated statutory statements of operations and surplus and cash flows for each of the years in the three year period ended December 31, 2012, and the related notes to the consolidated statutory financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 9 to the consolidated financial statements, the financial statements are prepared by Mutual of America Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Notes 1 and 9 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated statements of financial condition as of December 31, 2012 and 2011, and the results of its operations and cash flows for each of the years in the three year period ended December 31, 2012, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Notes 1 and 9.

New York, NY
March 21, 2013

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION
December 31, 2012 and 2011

	2012	2011
ASSETS
General account assets
Bonds and notes	$7,311,434,486	$6,997,640,298
Common stocks	23,973,659	44,784,304
Cash and short-term investments	17,592,947	7,127,969
Guaranteed funds transferable	24,234,965	30,338,989
Mortgage loans	708,307	1,262,625
Real estate	245,450,217	253,146,871
Policy loans	100,957,806	101,251,111
Investment income accrued	86,775,639	86,554,296
Deferred federal income taxes	74,991,293	64,330,201
Other assets	18,065,064	18,175,759
Total General Account assets	7,904,184,383	7,604,612,423
Separate account assets	6,743,948,569	5,899,846,871
TOTAL ASSETS	$14,648,132,952	$13,504,459,294
LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$6,612,413,220	$6,434,183,841
Other contract holders liabilities and reserves	7,662,271	11,705,941
Interest maintenance reserve	137,639,500	121,021,902
Other liabilities	184,983,047	142,160,266
Total General Account liabilities before asset valuation reserve	6,942,698,038	6,709,071,950
Separate account reserves and other liabilities	6,743,948,569	5,899,846,871
Total liabilities before asset valuation reserve	13,686,646,607	12,608,918,821
Asset valuation reserve	53,607,214	49,398,157
Total liabilities	13,740,253,821	12,658,316,978
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	906,729,131	844,992,316
Total surplus	907,879,131	846,142,316
TOTAL LIABILITIES AND SURPLUS	$14,648,132,952	$13,504,459,294

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS
For the Years Ended December 31, 2012, 2011 and 2010

	2012	2011	2010
INCOME
Premium and annuity considerations	$1,672,742,062	$1,538,892,743	$1,661,747,896
Life and disability insurance premiums	12,280,451	13,886,053	13,146,574
Total considerations and premiums	1,685,022,513	1,552,778,796	1,674,894,470
Separate account investment and administrative fees	68,636,221	65,094,291	53,150,823
Net investment income	374,468,496	377,268,689	375,784,317
Other, net	6,009,044	6,246,114	7,275,271
Total income	2,134,136,274	2,001,387,890	2,111,104,881
DEDUCTIONS
Change in insurance annuity reserves	349,939,259	(89,458,988)	399,572,896
Annuity and surrender benefits	1,490,932,839	1,800,587,572	1,448,781,003
Death and disability benefits	10,838,552	10,712,145	12,315,225
Operating expenses	237,725,940	233,615,612	233,793,473
Total deductions	2,089,436,590	1,955,456,341	2,094,462,597
Net gain before dividends	44,699,684	45,931,549	16,642,284
Dividends to contractholders and policyholders	(68,075)	(63,478)	(143,091)
Net gain from operations	44,631,609	45,868,071	16,499,193
Federal income tax (expense)	(2,940,396)	(3,588,525)	(623,249)
Net realized capital gains	7,130,832	4,180,014	876,550
Net income	48,822,045	46,459,560	16,752,494
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	(4,209,057)	(11,103,800)	1,701,164
Unrealized capital (losses), net	(8,274,928)	(6,332,697)	(4,890,964)
Nonadmitted assets and other, net	11,578,301	14,903,373	11,859,376
Minimum pension liability	12,860,000	(38,169,000)	4,601,000
Net deferred income tax asset	12,219,285	2,348,842	2,954,915
Adjustment for nonqualified deferred compensation plan	(11,258,831)	—	4,764,918
Incremental increase in net deferred income tax asset	—	3,388,312	—
Net change in surplus	61,736,815	11,494,590	37,742,903
SURPLUS
Beginning of year	846,142,316	834,647,726	796,904,823
End of year	$907,879,131	$846,142,316	$834,647,726

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2012, 2011 and 2010

	2012	2011	2010
CASH FLOWS FROM OPERATIONS
Premium and other income collected	$1,685,247,779	$1,552,787,943	$1,674,909,131
Net investment income	371,333,004	370,030,699	353,598,789
Separate account investment and administrative fees	68,636,221	65,094,291	53,150,823
Benefit payments	(1,506,650,205)	(1,814,145,531)	(1,469,601,467)
Net transfers (to) from separate accounts	(108,744,366)	462,476,673	(74,254,959)
Investment and operating expenses paid	(204,882,337)	(192,926,103)	(222,272,452)
Other, net	9,443,938	5,100,964	7,466,620
Dividends paid to policyholders	(72,702)	(152,837)	(308,858)
Net cash from operations	314,311,332	448,266,099	322,687,627
CASH FLOWS FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	2,445,076,404	1,887,900,195	2,359,564,118
Common stock	34,431,919	5,974,389	48,843,683
Mortgage loans	554,318	510,606	470,320
Real estate	8,664,284	8,643,974	8,481,638
Other invested assets	6,104,024	5,631,915	5,652,805
Other	151,891	2,033,693	2,014,554
Total	2,494,982,840	1,910,694,772	2,425,027,118
Costs of investment acquired:
Bonds	(2,743,569,401)	(2,314,295,326)	(2,638,243,543)
Common stock	(4,948,244)	(6,468,153)	(1,876,746)
Real estate	(967,629)	(6,719,237)	(3,990,940)
Other	—	—	(2,591,494)
Total	(2,749,485,274)	(2,327,482,716)	(2,646,702,723)
Net change in policy loans	297,624	(4,669,206)	(5,177,650)
Net cash used in investment activity	(254,204,810)	(421,457,150)	(226,853,255)
CASH FLOW FROM FINANCING AND OTHER SOURCES
Net withdrawals on deposit-type contracts	(53,241,376)	(41,144,669)	(101,428,940)
Other cash applied	3,599,832	3,359,234	8,294,304
Net cash applied from financing and others sources	(49,641,544)	(37,785,435)	(93,134,636)
Net change in cash, cash equivalents and short-term investments	10,464,978	(10,976,486)	2,699,736
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	7,127,969	18,104,455	15,404,719
End of year	$17,592,947	$7,127,969	$18,104,455

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
December 31, 2012, 2011 and 2010

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company (Mutual of America) and its wholly owned subsidiaries (collectively referred to as the Company), as permitted by the New York State Department of Financial Services (formerly known as the State of New York Insurance Department). Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all 50 states and the District of Columbia. Sales operations are conducted primarily through a network of regional offices staffed by salaried consultants.

Basis of Presentation

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (New York Department). Such practices differ from U.S. generally accepted accounting principles (GAAP). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contract holders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners (NAIC) has codified statutory accounting principles (Codification). The New York Department issued Regulation No. 172 (Regulation No. 172), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2012, are reflected in the accompanying consolidated statutory financial statements.

SSAP No. 102 Accounting for Pensions, a Replacement for SSAP No. 89 (SSAP No. 102) became effective on January 1, 2013. SSAP No. 102 requires that the difference at January 1, 2013 between a Defined Benefit Plan's projected benefit obligation and the fair value of its plan assets be recorded as a liability, either through an immediate charge to surplus or as a series of deferred surplus charges, as determined under the SSAP. The Company has elected to recognize its transition obligation of approximately $62.9 million in annual increments that are at least equal to the annual amortization of prior unrecognized losses as calculated under SSAP No. 89. The annual January 1st charge to surplus will be approximately $11.6 million until the $62.9 million transition obligation is completely recognized.

SSAP No. 92 Accounting for Postretirement Benefits Over than Pensions, a replacement for SSAP No. 14 (SSAP No. 92), also became effective on January 1, 2013. This statement will require that participants not yet eligible to retire be included in the accumulated postretirement benefit obligations. The Company believes the adoption of this SSAP will not have a material impact on surplus.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

1. Summary of Significant Accounting Policies (Continued)

date of the financial statements, and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

Bonds, Notes and Short-Term Investments — Investment valuations are prescribed by the NAIC. Bonds, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes, are stated at amortized cost. Amortization of bond premium or discount is calculated using the constant yield interest method taking into consideration specified interest and principal provisions over the life of the bond. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of one year or less. Bond, note and short-term investment transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted market prices provided by an independent pricing organization. If quoted market prices are unavailable or an inactive market for the security currently exists, fair value is estimated using internal valuation models and techniques or based upon quoted market prices for comparable investments. At December 31, 2012, there were six securities with a fair value of $24.2 million for which no quoted market prices were available. As such, the Company used internal valuation models and techniques to determine the fair value of these securities. The Company recorded an unrealized loss of $2.0 million to adjust the carrying value of these securities, which were required to be reported at the lower of amortized cost or fair value, to their current fair value at December 31, 2012. At December 31, 2011, there were five securities with a fair value of $26.9 million that were valued using this methodology. Bonds, where the NAIC rating has fallen to class six and the fair value is below amortized cost, are carried at the lower of amortized cost or fair value.

On December 31, 2011, the rating of one asset-backed security with a book value of $12.0 million was lowered to an NAIC class six, which requires that the security be reported at the lower of amortized cost or fair value. While the results of the valuation testing determined that this security did not have an other-than-temporary credit impairment, a $7.7 million interest rate related loss was recorded to adjust this security to its estimated fair value at December 31, 2011, and was accounted for as a realized capital loss charged to the Interest Maintenance Reserve (IMR). Given the current inactivity for this security, its fair value was estimated using internal valuation models and techniques for both 2012 and 2011.

Losses that are considered to be other-than-temporary are recognized in net income when incurred. All bonds are subjected to the Company's quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing, as well as bonds with a fair value that is less than 80% of their cost for a continuous six-month period. The Company writes down bonds that it deems to have an other-than-temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the discounted estimated future cash flows for asset-backed and mortgage-backed securities, an analysis of the financial health and specific prospects for the issuer, the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition, consideration as to whether the decline in value is due to general changes in interest rates and credit spreads and the Company's intent and ability to retain its investment in the issuer for a period

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

1. Summary of Significant Accounting Policies (Continued)

of time sufficient to allow for any anticipated recovery in fair value. If an impairment is determined to be other-than-temporary, a realized capital loss equal to the entire difference between the amortized cost of the bond and its fair value is recorded and a new cost basis for the bond is established. Credit-related other-than-temporary impairment losses are recorded as realized capital losses included in net income (and through the asset valuation reserve), whereas interest-related other-than-temporary impairment losses are recorded in the IMR.

Common and Preferred Stocks — At December 31, 2012 and 2011, common stocks included $17.0 million and $34.8 million, respectively, invested in a sponsored series of mutual funds for institutional investors. The December 31, 2012 and 2011, amounts also include $6.9 million and $3.3 million, respectively, invested in actively managed Large-Cap and Small-Cap Value equity portfolios in 2012 and a Mid-Cap Growth equity portfolio in 2011. During 2012, the Company liquidated its entire investment in the All American Institutional Fund and recognized an $8.3 million realized capital gain. Common stocks in good standing are stated at fair value. Fair value is determined by reference to valuations quoted by an independent pricing organization. Unrealized gains and losses are recorded directly to unassigned surplus. Preferred stock is carried at cost.

Losses that are considered to be other-than-temporary are recognized in net income when incurred. All equity investments are subjected to the Company's quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all common stock issuers not in good standing, as well as common stocks where the fair value is less than 80% of their cost for a continuous six month period. The Company writes down common stocks that it deems to have an other-than-temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer and the Company's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value in the short-term. The Company also considers other qualitative and quantitative factors in its evaluation of other-than-temporary impairments.

Guaranteed Funds Transferable — Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America, net of a $1.5 million unrealized loss that was recorded as a direct reduction to unassigned surplus. No additional losses were recorded on this investment during 2012, 2011 and 2010.

Mortgage Loans — Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other-than-temporary are recognized in net income when incurred. There were no impairment losses incurred during 2012, 2011 and 2010.

Real Estate — Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $157.5 million, $148.8 million and $140.2 million at December 31, 2012, 2011 and 2010, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

1. Summary of Significant Accounting Policies (Continued)

Policy Loans — Policy loans are stated at the unpaid principal balance of the loan. During 2012, the Company recognized a $.9 million realized capital loss on certain loans where the loan value exceeded the associated collateral on the loans and collection efforts on the unpaid balance of the policy loans were unsuccessful. Also at December 31, 2012, the Company recorded a $1.1 million unrealized loss on certain other policy loans where the current total outstanding principal and interest amounts exceed the current value of the related participant account balances available as collateral to satisfy these loans. There were no realized or unrealized capital losses recognized in the policy loan portfolio in 2011 or 2010.

Other Assets — Certain other assets, such as net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and are excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $.9 billion at both December 31, 2012 and 2011, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 6.50% at both December 31, 2012 and 2011), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various credited interest rates that, during 2012 and 2011, averaged 2.29% and 2.50%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $5.6 billion and $5.4 billion at December 31, 2012 and 2011, respectively, are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $33.0 million and $39.2 million at December 31, 2012 and 2011, respectively, are accumulated at various guaranteed interest rates, which during 2012 and 2011 averaged 2.33% and 2.21%, respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions, which meet statutory requirements.

Other Liabilities

Effective January 1, 2012 the Company recorded an $11.2 million charge to surplus for an adjustment related to the Company's nonqualified deferred compensation plan to better reflect the nature of the plan as a deferred compensation arrangement accounted for in accordance with SSAP No. 14, Post-Retirement Benefits Other Than Pensions. Previously, the plan was accounted for in accordance with SSAP No. 89, Accounting for Pensions. The $11.2 million charge to surplus included a $2.2 million reduction in the prepaid pension asset associated with this plan, which was written off in connection with this adjustment. As such, the net impact was a $9.0 million charge to surplus. In addition, this adjustment resulted in insurance and annuity reserves of $30.5 million being reclassified to the other liabilities caption in the Statement of Financial Condition effective January 1, 2012.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

1. Summary of Significant Accounting Policies (Continued)

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, including certain other-than-temporary impairment losses, net of applicable taxes, arising from changes in interest rates are accumulated in the IMR and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve (AVR), applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued, has been established based on a statutory formula. Realized and unrealized gains and losses, including other-than-temporary impairment losses arising from changes in the creditworthiness of the issuer, are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the Adviser), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's Consolidated Statutory Statements of Operations and Surplus. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the average size of the participant's equity in the Separate Accounts and the level of administrative services provided. In 2012, 2011 and 2010, such charges were equal to approximately 1.07%, 1.04% and .91%, respectively, of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the Consolidated Statutory Statement of Operations and Surplus. Investments held in the Separate Accounts are stated at fair value and are not available to satisfy liabilities of the General Account. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $6.7 billion and $5.9 billion at December 31, 2012 and 2011, respectively, are subject to discretionary withdrawal at fair value.

Premiums and Annuity Considerations

All annuity considerations derived from voluntary retirement savings-type plans and defined benefit plans, which represents the vast majority of the Company's annual premiums, are recognized as income when received. Insurance premiums and annuity considerations derived solely from defined contribution plans are recognized as income when due. Group life and disability insurance premiums are recognized as income over the contract period.

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business, are charged to operations as incurred.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

1. Summary of Significant Accounting Policies (Continued)

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain prior year amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2012 presentation.

2. Investments

Valuation

The statement and fair values of investments in fixed maturity securities (bonds and notes) at December 31, 2012 and 2011, are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement	Gross Unrealized		Fair
December 31, 2012 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,099.9	$125.0	$.5	$2,224.4
Commercial mortgage-backed securities	—	—	—	—
Other asset-backed securities	21.2	.1	.1	21.2
Total	$2,121.1	$125.1	$.6	$2,245.6
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,014.7	50.0	1.5	1,063.2
Obligations of states and political subdivisions	24.6	1.6	—	26.2
Debt securities issued by foreign governments	25.8	3.1	—	28.9
Corporate securities	4,135.3	362.0	9.6	4,487.7
Total	$7,321.5	$541.8	$11.7	$7,851.6
	Statement	Gross Unrealized		Fair
December 31, 2011 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,337.5	$143.9	$.3	$2,481.1
Commercial mortgage-backed securities	—	—	—	—
Other asset-backed securities	23.9	.3	.1	24.1
Total	$2,361.4	$144.2	$.4	$2,505.2
U.S. Treasury securities and obligations of U.S. government corporations and agencies	910.8	66.5	—	977.3
Obligations of states and political subdivisions	23.0	3.5	—	26.5
Debt securities issued by foreign governments	34.6	4.7	—	39.3
Corporate securities	3,670.8	235.0	15.0	3,890.8
Total	$7,000.6	$453.9	$15.4	$7,439.1

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

2. Investments (Continued)

The Company does not have any exposure to subprime mortgage loans, either through direct investment in such loans or through investments in residential mortgage-backed securities, collateralized debt obligations or other similar investment vehicles. Approximately 96.8% of the $2.9 billion invested in mortgage-backed securities were issued by Fannie Mae (FNMA), Freddie Mac (FHLMC) or Ginnie Mae (GNMA) and, as such, are 100% guaranteed by the U.S. government. The Company does have investments in publicly traded bonds of financial institutions. These financial institutions may have investments with subprime exposure. At December 31, 2012, the statement value and fair value of the Company's bond investments in financial institutions totaled $857.4 million and $955.2 million, respectively. At December 31, 2011, the statement value and fair value of the Company's bond investments in financial institutions totaled $891.8 and $927.6 million, respectively.

Short-term fixed maturity securities with a statement value and fair value of $10.1 million and $3.0 million at December 31, 2012 and 2011, respectively, are included in the above tables. At both December 31, 2012 and 2011, the Company had $3.3 million (par value $3.2 million for both years), respectively, of its long term fixed maturity securities on deposit with various state regulatory agencies.

Fair Value

The Company values its financial instruments at fair value. Fair value is an estimate of the price the Company would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•  Level 1 — quoted prices in active markets for identical securities.

•  Level 2 — quoted prices for identical or similar assets in markets that are not active or other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•  Level 3 — significant unobservable inputs (including the assumptions in determining the fair value of investments).

The Company has determined the fair value inputs used to measure all of its assets that are considered financial instruments, which include fixed maturity securities, common stocks, cash and short-term investments, mortgage loans, policy loans, other invested assets and Separate Account funds whose net asset values are calculated on a daily basis. Cash, short-term investments, common stocks, investments in publicly traded mutual funds that are registered with the Securities and Exchange Commission and Separate Account assets were determined to be Level 1. The vast majority of the Company's fixed maturity securities (bonds and notes), and all of its policy loans, and other invested assets were determined to be Level 2. Finally, certain fixed maturity securities, the guaranteed funds transferrable and mortgage loans representing less than 1% of the total, for which quoted market prices were unavailable or an inactive market for the security currently exists, were determined to be Level 3. The inputs used for valuing these securities are not necessarily an indication of the risk associated with investing in those securities.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

2. Investments (Continued)

The following tables provide fair value information at December 31, 2012 and 2011, about the Company's assets that are considered financial instruments:

December 31, 2012 Financial Instrument (in millions)	Level 1	Level 2	Level 3	Total
Bonds and notes	$—	$7,817.4	$24.2	$7,841.6
Common stocks	24.0	—	—	24.0
Cash and short-term investments	17.6	—	—	17.6
Guaranteed funds transferrable	—	—	26.6	26.6
Mortgage loans	—	—	.7	.7
Policy loans	—	101.0	—	101.0
Separate Accounts assets	6,743.9	—	—	6,743.9
Total	$6,785.5	$7,918.4	$51.5	$14,755.4
December 31, 2011 Financial Instrument (in millions)	Level 1	Level 2	Level 3	Total
Bonds and notes	$—	$7,409.3	$26.9	$7,436.2
Common stocks	42.3	2.5	—	44.8
Cash and short-term investments	7.1	—	—	7.1
Guaranteed funds transferrable	—	—	30.3	30.3
Mortgage loans	—	—	1.3	1.3
Policy loans	—	101.3	—	101.3
Separate Accounts assets	5,899.9	—	—	5,899.9
Total	$5,949.3	$7,513.1	$58.5	$13,520.9

The fair value of Level 3 securities declined from $58.5 million at December 31, 2011, to $51.5 million at December 31, 2012, primarily as a result of the change in fair market value of Level 3 securities and subsequent paydowns. The fair value of the remaining securities classified as Level 3 decreased by $2.7 million in 2012 as a result of the redetermination of the fair value and paydowns of these securities during the year. The guaranteed funds transferrable and the mortgage loan asset balances declined due to the receipt of scheduled principal payments during the year. There were no additional securities added to the Level 3 classification during 2012.

In determining the fair value of Level 3 bonds and notes, the Company utilized expected cash flows provided by an independent valuation service together with discount rate and default factor assumptions commensurate with the current credit rating of such securities and consistent with those that would be used in pricing similar types of securities based upon market conditions that existed at December 31, 2012 and 2011.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

2. Investments (Continued)

Unrealized Gains and Losses

At December 31, 2012 and 2011, net unrealized (depreciation) appreciation reflected in surplus consisted of the following:

December 31 (in millions)	2012	2011	Change	2011	2010	Change
Equity securities (common and preferred stock)	$2.4	$7.6	$(5.2)	$7.6	$8.8	$(1.2)
Bonds and notes	(18.8)	(16.8)	(2.0)	(16.8)	(11.7)	(5.1)
Guaranteed funds transferable	(1.5)	(1.5)	—	(1.5)	(1.5)	—
Other assets	(1.1)	—	(1.1)	—	—	—
Net unrealized (depreciation) appreciation	$(19.0)	$(10.7)	$(8.3)	$(10.7)	$(4.4)	$(6.3)

Net unrealized depreciation related to the Company's bonds, equity securities and other assets increased by $8.3 million during the year as shown above. The net unrealized appreciation of $2.4 million related to equity securities at December 31, 2012, consists of $2.6 million of gross unrealized gains and $.2 million of gross unrealized losses, of which none of the unrealized losses are less than 12 months old. The net unrealized appreciation of $7.6 million related to equity securities at December 31, 2011, consisted of $8.0 million of gross unrealized gains and $.4 million of gross unrealized losses, of which none of the unrealized losses were greater than 12 months old.

Previously, Regulation No. 172 was amended to adopt an accounting change set forth in Statement of Statutory Accounting Principles (SSAP) No. 100, Fair Value Disclosures, under which the criteria used to evaluate the fair value of investment securities, which were previously determined to be other than temporarily impaired, was changed. At the time of adoption, the Company recorded an $11.7 million unrealized loss to adjust the fair value of certain securities to an amount that more realistically reflected market conditions at that time. These bonds had an adjusted book value of $27.1 million prior to the recognition of this unrealized loss. During 2012 and 2011, additional unrealized losses of $2.0 million and $5.1 million, respectively, were recorded to adjust these securities to their estimated fair value.

The following is an analysis of the fair values and gross unrealized losses as of December 31, 2012 and 2011, aggregated by fixed maturity category and length of time that the securities were in a continuous unrealized loss position. As shown in the table below, total gross unrealized losses as of December 31, 2012 and 2011, were $11.6 million and $15.4 million, respectively, and the majority of such losses related to corporate and U.S. Treasury securities. These unrealized losses arise primarily from general changes in interest rates and credit spreads, which are still wider than historical norms, despite having narrowed somewhat during 2012 and are not due to fundamental credit problems that exist with the specific issuers.

The tables that follow exclude $7.3 billion and $6.8 billion at December 31, 2012 and 2011, respectively, of fair value of fixed maturity securities in an unrealized gain position.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

2. Investments (Continued)

	Twelve Months or Less			Twelve Months or Greater
	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
December 31, 2012 (in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$107.7	$.5	32	$1.6	$—	5
Commercial mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	8.0	—	1	6.2	.1	3
Total	$115.7	$.5	33	$7.8	$.1	8
U.S. Treasury securities and obligations of U.S. government corporations and agencies	203.9	1.5	52	—	—	—
Obligations of states and political subdivisions	—	—	—	—	—	—
Debt securities issued by foreign governments	—	—	—	—	—	—
Corporate securities	256.1	9.0	18	41.9	.5	4
Total	$575.7	$11.0	103	$49.7	$.6	12
	Twelve Months or Less			Twelve Months or Greater
	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
December 31, 2011 (in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$28.2	$.2	8	$9.1	$.1	5
Commercial mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	1.1	—	1	6.4	.1	2
Total	$29.3	$.2	9	$15.5	$.2	7
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8.5	—	2	—	—	—
Obligations of states and political subdivisions	—	—	—	—	—	—
Debt securities issued by foreign governments	—	—	—	—	—	—
Corporate securities	264.5	7.1	29	277.8	7.9	14
Total	$302.3	$7.3	40	$293.3	$8.1	21

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

2. Investments (Continued)

Realized Capital Gains and Losses

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2012 and 2011, were as follows:

December 31 (in millions)	2012	2011	2010
Bonds and notes	$(1.8)	$3.3	$—
Equity securities (common and preferred stock)	9.8	.9	.9
Other assets	(.9)	—	—
Net realized capital gains	$7.1	$4.2	$.9

At December 31, 2012 and 2011, the book value and fair value of the Company's mortgage-backed and asset-backed securities portfolios totaled $2.9 billion and $2.8 billion, and $3.0 billion and $3.0 billion, respectively, of which approximately 95% in both years are U.S. government agency guaranteed instruments. Investments in loan-backed and asset-backed securities are carried at amortized cost, except for those securities rated as class 6 by the NAIC, which are carried at lower of amortized cost or fair value.

Sales of investments in fixed maturity securities resulted in $43.0 million and $30.8 million of net interest rate related gains being accumulated in the IMR in 2012, 2011 and 2010, respectively, as follows:

December 31 (in millions)	2012	2011	2010
Fixed maturity securities Proceeds	$2,582.4	$1,971.4	$2,355.5
Gross realized gains	43.8	39.7	50.3
Gross realized losses	(.8)	(8.9)	(.4)

During 2012, 2011 and 2010, $26.4 million, $19.3 million and $16.3 million, respectively, of the IMR was amortized and included in net investment income.

Sales of investments in equity securities resulted in $9.8 million, $.9 million and $.9 million of net capital gains in 2012, 2011 and 2010, respectively being recognized in net income as follows:

December 31 (in millions)	2012	2011	2010
Equity securities Proceeds	$31.4	$4.9	$35.8
Gross realized gains	9.9	1.1	1.0
Gross realized losses	(.1)	(.2)	(.1)

Maturities

The statement and fair values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2012, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

2. Investments (Continued)

December 31, 2012 (in millions)	Statement Value	Fair Value
Due in one year or less	$431.2	$439.0
Due after one year through five years	1,434.9	1,581.2
Due after five years through 10 years	2,490.0	2,695.4
Due after 10 years	2,965.4	3,136.0
Total	$7,321.5	$7,851.6

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company (Hancock), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time through 2030 and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $24.2 million and $30.3 million at December 31, 2012 and 2011, respectively. The actual interest and other allocated investment earnings related to this contract amounted to $1.0 million, $1.5 million and $2.0 million in 2012, 2011 and 2010, respectively, and are included in net investment income.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $8.3 million, $8.6 million and $8.4 million in 2012, 2011 and 2010, respectively.

5. Pension Plan and Postretirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, noncontributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average earnings. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 (ERISA). The Company also maintains a nonqualified deferred compensation plan that provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. As discussed in Note 1, effective January 1, 2012, the Company adjusted its accounting for its nonqualified deferred compensation plan to better reflect the nature of the plan as a deferred compensation arrangement accounted for in accordance with SSAP No. 14 Postretirement Benefits Other than Pensions. As such, certain 2011 and 2010 amounts in the tables that follow below, as they pertain to the nonqualified deferred compensation arrangement, have been reclassified from Pension Benefits to Other Benefits to conform with the 2012 presentation.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

5. Pension Plan and Postretirement Benefits (Continued)

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Postretirement benefit plan expense required to be recorded under these plans was $6.0 million, $4.7 million and $3.0 million in 2012, 2011 and 2010, respectively. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than 25 years of eligible service, with retiree contributions adjusted annually, and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs as calculated in the January 1, 2012, 2011 and 2010 plan valuations are as follows:

	Pension Benefits			Other Benefits
December 31 (in millions)	2012	2011	2010	2012	2011	2010
Service costs	$11.8	$10.9	$10.3	$5.6	$4.5	$3.6
Interest cost on Projected Benefit Obligation (PBO)	12.0	12.1	12.7	4.4	4.8	4.4
Expected return on plan assets	(16.3)	(16.8)	(15.7)	—	—	(3.9)
Prior services costs .	7	.7	.7	(.1)	.1	.6
Amortization of unrecognized net loss (gain)	10.5	10.6	10.5	.7	.6	2.0
Net benefit expense	$18.7	$17.5	$18.5	$10.6	$10.0	$6.7

The changes in the PBO and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2012	2011	2012	2011
Change in PBO
PBO, beginning of the year	$260.6	$236.3	$100.4	$93.2
Service costs	11.8	10.9	5.6	4.5
Interest costs	12.0	12.1	4.4	4.8
Plan amendment	—	—	(3.1)	—
Change in assumptions	5.2	11.0	5.9	3.7
Actuarial loss (gain)	2.2	4.7	9.5	10.3
Benefits and expenses paid	(12.2)	(14.4)	(2.9)	(16.1)
PBO, end of year	$279.6	$260.6	$119.8	$100.4

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

5. Pension Plan and Postretirement Benefits (Continued)

	Pension Benefits		Other Benefits
December 31 (in millions)	2012	2011	2012	2011
Change in Plan Assets
Plan assets, beginning of the year	$168.2	$173.1	$—	$—
Employer contributions	10.2	10.0	—	—
Return on plan assets	22.7	(0.5)	—	—
Benefits and expenses paid	(12.2)	(14.4)	—	—
Plan assets, end of year	188.9	168.2	—	—
Plan assets (lower than) PBO	$(90.7)	$(92.4)	$(119.8)	$(100.4)

At December 31, 2012 and December 31, 2011, all of the pension plan assets are invested in several of the investment funds offered by the Company's Separate Accounts and in the Company's General Account, and consisted of approximately 80% in equity investments and 20% in fixed-income investments. A distribution of plan assets by investment objective as of December 31, 2012 and 2011 is as follows:

December 31, (in millions)	2012	2011
Fixed Income Funds	$32.4	$30.1
Equity Funds:
Index	95.1	88.5
Growth	29.2	25.4
Balanced	27.3	24.1
Total Level 1 Investments	$184.0	$168.1
General Account	4.9	—
Total plan assets	$188.9	$168.1

The underlying investments funds of the Separate Accounts are based on quoted market prices within an active market and as such are classified as Level 1. Amounts held in the General Account are valued at contract value, which is equal to fair value. Amounts held in the General Account are considered to be cash equivalents and are not subject to fair value evaluation. For financial reporting purposes, the prepaid benefit cost at December 31, 2012 and 2011, has been classified as a nonadmitted asset. The prepaid (accrued) benefit cost is as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2012	2011	2012	2011
Plan assets (lower than) PBO	$(90.7)	$(92.4)	$(119.8)	$(100.4)
Unrecognized prior service cost	1.5	2.2	(2.8)	.2
Unrecognized net loss from past experience different from that assumed	124.0	133.6	40.3	26.1
Prepaid (accrued) benefit cost, end of year	$34.8	$43.4	$(82.3)	$(74.1)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

5. Pension Plan and Postretirement Benefits (Continued)

The Company funds the qualified noncontributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $188.9 million and $168.1 million at December 31, 2012 and 2011, respectively. The actuarial present value of accumulated benefits for the qualified pension plan were $219.2 million and $211.3 million, at December 31, 2012 and 2011, respectively. Since the accumulated benefit obligation (ABO) for the qualified defined benefit pension plan of $219.2 million and $211.3 million at December 31, 2012 and 2011, respectively, exceeded the fair value of plan assets by $30.3 million and $43.2 million at December 31, 2012 and 2011, respectively, the Company increased the additional minimum pension liability by $27.0 million in 2011 and decreased the minimum pension liability by $12.9 million in 2012, both of which were recorded as a direct adjustment to the Company's surplus. The $12.9 million decrease in the additional minimum liability in 2012 consists of a $20.5 million decrease in the liability that arose as a result of a change in one of the assumptions used in the valuation of the Company's qualified pension plan liabilities offset, in part, by a $7.6 million increase related to the amount by which the ABO liability exceeded the fair value of plan assets at December 31, 2012. With respect to the assumption change, previously a single assumed retirement age for all participants of 62 was used. Effective January 1, 2012 assumed rates of retirement between 55 and 70 are being used, which is a better reflection of the Plan's experience over the past ten years. The $7.6 million increase in the minimum pension liability was driven primarily by a .75% decrease in the discount rate used to calculate the plan's liabilities at December 31, 2012.

The Company made contributions to its defined benefit plan of $10.2 million, $10.0 million and $13.6 million in 2012, 2011 and 2010, respectively. The Company estimates that it will make a contribution of at least $10.0 million to this plan in 2013. Benefits expected to be paid from this plan total $9.9 million in 2013, $12.3 million in 2014, $15.9 million in 2015, $14.8 million in 2016 and $20.5 million in 2017. The aggregate benefits expected to be paid in 2018 through 2022 total approximately $119.7 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2012.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Pension Benefits			Other Benefits
Weighted average assumptions at December 31	2012	2011	2010	2012	2011	2010
Discount rate	3.75%	4.50%	5.00%	3.75%	4.50%	5.00%
Rate of compensation increase	4.00%	4.00%	4.00%	5.00%	4.00%	4.00%
Expected return on plan assets	9.50%	9.50%	9.50%

The Company's overall expected long-term rate of return on plan assets was determined based upon the current projected benefit payout period and the current mix of plan investments, which generally consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

5. Pension Plan and Postretirement Benefits (Continued)

The health care cost trend rate assumption has an effect on the amounts reported for the postretirement benefit plans. The assumption is 6.5% for 2013, 6.0% for 2014, 5.5% for 2015, 5.0% for 2016, 5.0% for 2017 and 5.0% for 2018 and beyond. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated postretirement obligation for the plan as of December 31, 2012, by $1.5 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2011 by $.2 million. Benefits expected to be paid from this plan and the nonqualifed deferred compensation plan total $9.7 million in 2013, $7.7 million in 2014, $13.7 million in 2015, $10.7 million in 2016 and $12.4 million in 2017. Aggregated benefits expected to be paid in the period 2018 through 2022 total approximately $78.2 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2012.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $2.4 million, $2.5 million and $2.5 million in 2012, 2011 and 2010, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Shares under this plan are granted each year and generally vest over a three-year period. The value of such shares is equal to the number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. A financial performance threshold measure must also be met in order to receive a payout at the end of the third year. The total expense incurred related to these plans was $11.6 million, $10.1 million and $11.0 million in 2012, 2011 and 2010, respectively. At December 31, 2012 and 2011, the accrued liability related to these plans was $21.3 million and $20.4 million, respectively.

6. Commitments and Contingencies

Rental expenses approximated $25.5 million, $24.7 million and $25.1 million as of December 31, 2012, 2011 and 2010, respectively. The approximate minimum rental commitments under noncancelable operating leases are as follows: $4.8 million in 2013; $3.9 million in 2014; $3.2 million in 2015; $2.9 million in 2016; $1.7 million in 2017 and $1.8 million in 2018 and beyond. Such leases are principally for leased office space and certain data processing equipment, furniture and communications equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits, as well as other contingencies, will not have a material adverse effect on the Company's consolidated financial statements.

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

Mutual of America adopted SSAP No. 101, a replacement of SSAP No. 10R, effective January 1, 2012. During the first quarter of 2012, Regulation No. 172 was amended to adopt the provisions of SSAP No. 101. This guidance requires that a deferred tax asset (DTA) or deferred tax liability (DTL) be

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

7. Federal Income Taxes (Continued)

established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's net DTA must be recorded as a separate component of gains and losses in surplus.

Net DTAs are required to be recorded as an admitted asset to the extent that the amount will be realized within three years, subject to a maximum admitted asset equal to 15% of statutory surplus and to the Company's risk based capital ratio exceeding certain thresholds.

A reconciliation of the income tax (expense) recognized in the Company's consolidated statutory financial statement of operations to the amount obtained by applying the statutory tax rate of 35% to net gain from operations before federal income taxes follows:

	December 31 ( in millions)
	2012	2011	2010
Net gain from operations	$44.6	$45.9	$16.5
Statutory rate	35%	35%	35%
Tax at statutory rate	(15.6)	(16.1)	(5.8)
IMR amortization	9.2	6.7	5.7
Realized capital (gains) losses	(2.5)	(1.5)	(.3)
Net capital gains (losses) deferred in IMR	(15.0)	(13.5)	(17.5)
Change in non-admitted assets	(12.9)	6.5	(5.7)
Change in Mutual of America's net DTA	31.6	8.7	26.2
Other	2.3	5.6	(3.2)
Federal income tax (expenses)	$(2.9)	$(3.6)	$(.6)
Effective tax rate	6.6%	7.8%	3.6%

The federal income tax expense of $2.9 million in 2012, $3.6 million in 2011 and $.6 million in 2010 relates primarily to the Company's non-insurance subsidiaries.

The components of the net DTA recognized in the Company's statement of financial condition are as follows:

	December 31 (in millions)
	2012	2011
Total gross DTAs excluding unrealized (gains) losses	$258.5	$293.1
Statutory valuation allowance adjustment	—	—
Total adjusted gross DTAs excluding unrealized (gains) losses	$258.5	$293.1
Total gross DTLs excluding unrealized (gains) losses	(34.9)	(37.9)
Mutual of Ameirca's net DTA	223.6	255.2
Tax effect of unrealized (gains) losses	5.7	3.2
DTA nonadmitted	(157.8)	(199.1)
Mutual of America's net admitted DTA	71.5	59.3
Non-insurance Subsidiaries DTA's	3.5	5.0
Tota net DTAs	$75.0	$64.3

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

7. Federal Income Taxes (Continued)

At December 31, 2012, the gross DTA including the tax effect of unrealized losses of $264.2 million consisted of $232.6 million of ordinary DTAs and $31.6 million of capital DTAs. As shown in the above table, Mutual of America's net admitted DTA increased by $12.2 million during 2012.

The tax effects of temporary differences that give rise to a significant portion of the DTAs and DTLs arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves, realized capital gains and losses on investment transactions, nonadmitted assets and net operating loss carryforwards. Included in such differences are items resulting from transition rules under the Internal Revenue Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As such, Mutual of America incurred a federal income tax expense of $1.1 million in 2012 and $.7 million in 2011. The other $1.8 million in 2012 and $2.9 million in 2011 of the tax expense shown on the Consolidated Statement of Operations and Surplus relates to the operating results of the Company's non-insurance subsidiaries. At December 31, 2012, the Company had consolidated net operating loss carryforwards of approximately $243.8 million, expiring at various dates between 2019 and 2029.

On November 29, 2012, the Internal Revenue Service initiated an examination of the 2011 federal income tax return of the Company's noninsurance subsidiaries. The Company believes that additional taxes, if any, assessed for the years under examination will not have a material effect on its financial position.

8. Fair Value of Financial Instruments

The fair values of financial instruments have been determined using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value for financial instruments for which quoted market prices are not available or an inactive market for the instrument currently exists. Accordingly, certain fair values presented herein (refer to Note 2) may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments at December 31, 2012 and 2011, were as follows:

	2012		2011
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
ASSETS
Bonds and notes	$7,311.4	$7,841.1	$6,997.6	$7,436.2
Common stocks	24.0	24.0	44.8	44.8
Cash and short-term investments	17.6	17.6	7.1	7.1
Guaranteed funds transferable	24.2	26.6	30.3	35.3
Mortgage loans	.7	.7	1.3	1.3
Policy loans	100.0	100.0	101.3	101.3
LIABILITIES
Insurance and annuity reserves	$6,560.5	$6,761.1	$6,377.3	$6,562.6

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

8. Fair Value of Financial Instruments (Continued)

Fixed Maturities and Equity Securities — Fair value for fixed maturities is determined by reference to market prices quoted by an independent pricing source. If quoted market prices are not available, fair value is determined using internal valuation models and techniques or based upon quoted prices for comparable securities. Fair value for equity securities is determined by reference to valuations quoted by an independent pricing organization.

Cash and Short-Term Investments — The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Guaranteed Funds Transferable — Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

Mortgage Loans — Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

Policy Loans — The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered approximate fair value.

Insurance and Annuity Reserves — Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of immediate annuity contracts (approximately $1.0 billion at December 31, 2012 and 2011, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 3.50% and 3.81% were used at December 31, 2012 and 2011, respectively.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department (statutory accounting), which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company's financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity (HTM) or available for sale (AFS); whereas for statutory accounting, no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting, all bonds and notes in good standing are carried at their amortized cost.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

For statutory accounting, certain assets, principally net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities, the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits, the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets (net of any required valuation allowance) are recognized for statutory accounting only to the extent that they can be utilized within three years; whereas for GAAP, all such assets are recognized (net of any required valuation allowance) regardless of when they will be utilized until they expire. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

Cash and Short-Term Investments

The Statements of Cash Flows are presented in accordance with statutory accounting. This reporting format differs from GAAP, which requires a reconciliation of net income to net cash from operating activities. The statutory Statements of Cash Flows include changes in cash and short-term investments and also certain non-cash related changes.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2012, 2011 and 2010

10. Subsequent Events

The Company has evaluated subsequent events through March 21, 2013, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

Mutual of America Separate Account No. 2

Independent Registered Public Accounting Firm’s Report

Financial Statements for Years Ended December 31, 2012 and 2011

Mutual of America Life Insurance Company

Independent Registered Public Accounting Firm’s Report

Financial Statements for Years Ended December 31, 2012, 2011 and 2010

(b)	Exhibits

(1)	Copy of the resolution of the depositor establishing the registrant. (1)

(2)	Not Applicable.

(3)	Copy of Underwriting and Administration Agreement between Mutual of America Life Insurance Company and Mutual of America Separate Account No. 2., dated June 15, 1984. (1)

(4) (a)(i)	Form of Group Annuity Contract - 403(b) Thrift. (1)

(a)(ii)	Form of Group Annuity Contract - 403(b) - Amendment (4)

(b)	Form of Group Annuity Contract - Defined Contribution. (1)

(5) (a)	Form of Group Annuity Application - 403(b) Thrift. (1)

(b)	Form of Group Annuity Application - Defined Contribution. (1)

(6)	Bylaws of Mutual of America Life Insurance Company. (1)

(7)	Not Applicable.

(8) (a)(i)	Amended and Restated Participation Agreement between Scudder Variable Life Investment Fund and Mutual of America Life Insurance Company, dated March 15, 1985. (2)

(a)(ii)

Amendment to Amended and Restated Participation Agreements between Scudder Variable Life Investment Fund (now known as “DWS Variable Series I”) and Mutual of America Life Insurance Company and the American Life Insurance Company of New York dated as of April 12, 2007. (1)

(b)(i)	Fund Participation Agreement Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated December 30, 1988. (1)

(b)(ii)

Amendment No. 1 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated as of May 1, 1989. (1)

(b)(iii)	Amendment No. 2 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life

Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 3, 2000. (1)

(b)(iv)

Amendment No. 3 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 2, 2002. (1)

(b)(v)

Amendment to the Fund Participation Agreements between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of December 22, 2004. (1)

(b)(vi)

Amendment to the Fund Participation Agreement between Mutual of America Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC, dated as of January 1, 2012. (6)

(c)(i)	Participation Agreement among the Vanguard Variable Insurance Fund, Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of April 29, 2005. (3)

(c)(ii)

Amendment to Participation Agreement between Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of March 29, 2007. (1)

(c)(iii)

Amended and Restated Participation Agreement and ancillary agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of October 17, 2012. (6)

(d)	Shared Funding Agreement for Separate Accounts with Calvert Distributors, Inc., dated as of February 28, 2001. (2)

(e)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Mutual of America Life Insurance Company, dated as of April 29, 2005. (3)

(f)	Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Mutual of America Life Insurance Company, dated as of April 29, 2005. (3)

(g)

Fund Participation and Service Agreement and ancillary agreements between Mutual of America Life Insurance Company and American Fund Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series, dated as of April 10, 2013. (6)

(h)

Participation Agreement and ancillary agreements among Mutual of America Life Insurance Company and PIMCO Variable Insurance Trust, PIMCO Equity Series VIT, and PIMCO Investments LLC, dated as of April 11, 2013. (6)

(i)

Participation Agreement and ancillary agreements between T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., and Mutual of America Life Insurance Company, dated as of April 11, 2013. (6)

(9)	Opinion and consent of counsel as to the legality of the securities being registered. (1)

(10)	Consent of KPMG, LLP. (7)

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Powers of Attorney. (5)

(1)

Filed with Post-Effective Amendment No. 32 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 30, 2007. As incorporated herein by reference.

(2)

Filed with Post-Effective Amendment No. 23 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 19, 2001. As incorporated herein by reference.

(3)

Filed with Post-Effective Amendment No. 29 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 29, 2005. As incorporated herein by reference.

(4)

Filed with Post-Effective Amendment No. 35 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 30, 2009. As incorporated herein by reference.

(5)

Filed with Post-Effective Amendment No. 37 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 30, 2011. As incorporated herein by reference.

(6)

Filed with Post-Effective Amendment No. 39 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 29, 2013. As incorporated herein by reference.

(7)	Filed herewith (File No. 033-11023).

Item 25. Directors and Officers of the Depositor

Positions and Offices
Name and Principal Business Address*	With Depositor
Thomas J. Moran	Chairman of the Board, President and Chief Executive Officer
John R. Greed	Director, Senior Executive Vice President and Chief Financial Officer
Clifford L. Alexander, Jr.	Director
Kimberly A. Casiano	Director
Roselyn P. Epps, M.D.	Director
Earle H. Harbison, Jr.	Director
Maurine Haver	Director
Frances R. Hesselbein	Director
LaSalle D. Leffall, Jr., M.D.	Director
Senator Connie Mack	Director
Robert J. McGuire	Director
Roger Porter	Director
Peter J. Powers	Director
General Dennis J. Reimer	Director
Elie Wiesel	Director

Officers-Directors

Name and Principal Business Address*	Positions and Offices With Depositor
Thomas J. Moran	Chairman, President and Chief Executive Officer
John R. Greed	Director, Senior Executive Vice President and Chief Financial Officer

Other Officers

Name and Principal Business Address*	Positions and Offices With Depositor

Jeffrey M. Angelo	Executive Vice President, Corporate Communications and Strategic Planning
Nicholas A. Branchina	Senior Vice President, Budget and Cost Accounting
Maria L. Brophy	Senior Vice President, Corporate Accounting and Risk Management
Jeremy J. Brown	Executive Vice President and Chief Actuary
James Buckland	Senior Vice President, Purchasing
Katherine Cannizzaro	Senior Vice President, Claims Administration and Plan Conversion
Anne Marie Carroll	Senior Vice President and Associate General Counsel
Sean Carroll	Senior Vice President, Facilities Management
Tanisha L. Cash	Senior Vice President, Human Resources
Thomas Ciociano	Senior Vice President, Employee Benefits
Michael E. Conway	Senior Vice President, Human Resources
William S. Conway	Senior Executive Vice President and Chief Operating Officer
John S. Corrigan	Executive Vice President, Internal Audit
Barbara Crane	Senior Vice President, Communication Development and Corporate Events
Nicholas S. Curabba	Senior Vice President and Associate General Counsel
Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services
Chris W. Festog	Senior Vice President and Deputy Treasurer
Michael Gallagher 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Direct Response and Technical Communications
Harold J. Gannon	Senior Vice President, Corporate Tax
Robert Giaquinto, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Executive Vice President, MIS Operations
Thomas E. Gilliam	Executive Vice President and Assistant to the President and Chief Executive Officer

Jared Gutman	Executive Vice President, Administrative Technical Services and Chief Privacy Officer
Thomas A. Harwood	Senior Vice President, Human Resources
Joseph Hummel	Senior Vice President, Enterprise Risk Management
Edward J. T. Kenney	Executive Vice President, External Affairs
Robert Kordecki	Senior Vice President, Key Client Relations
Nicole Lanni	Senior Vice President, Technical Services
Daniel LeSaffre	Executive Vice President, Human Resources and Corporate Services
Kathryn A. Lu	Executive Vice President and Chief Compliance Officer
John R. Luebs	Senior Vice President, Human Resource Services
James McCutcheon	Senior Vice President and Associate General Counsel
Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life Disability Claims
George L. Medlin	Executive Vice President and Treasurer
Christopher Miseo	Senior Vice President and Director of Accounting and Financial Reporting
Lynn N. Nadler 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Training
Peter Nicklin	Senior Vice President, Special Projects, and Assistant to the Chief Information Officer
Michael O’Grady	Senior Vice President, Strategic Planning
Paul O’Hara	Senior Vice President, Competition and Research
William Rose	Senior Executive Vice President and Chief Marketing Officer
James J. Roth	Senior Executive Vice President and General Counsel
Scott H. Rothstein	Executive Vice President and Deputy General Counsel
Dennis J. Routledge	Senior Vice President, LAN/Telecommunications
Robert W. Ruane	Senior Vice President, Proposal Development
Myron Schlanger	Senior Vice President and Associate Treasurer
William G. Shannon	Senior Vice President, Financial Advisory Services
Walter W. Siegel	Senior Vice President and Actuary
Joan M. Squires	Executive Vice President and Chief Information Officer
Anne M. Stanard 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Human Resources
Mary-Clare Swanke	Senior Vice President, Product Development and Production, Corporate Communications
John Terwilliger 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Facilities Management
Eldon Wonacott 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Advertising, Direct Response and Telemarketing

* The business address of all officers is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted. The business address of all directors is c/o Mutual of America, 320 Park Avenue, New York, New York 10022-6839.

Item 26. Persons Controlled By or Under Common Control with the Depositor or the Registrant

The registrant is a separate account of Mutual of America Life Insurance Company (“Mutual of America”) under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Mutual of America.

As a New York mutual life insurance company, no person has the direct or indirect power to control Mutual of America except by virtue of a person’s capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders’ votes are taken.

Mutual of America wholly owns the following companies:

•              Mutual of America Holding Company, Inc., a Delaware corporation (see below), and

•              Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns the following companies:

•              Mutual of America Securities Corporation, a Delaware corporation, and

•              Mutual of America Capital Management Corporation, a Delaware corporation.

Mutual of America’s consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.

Mutual of America, through its separate accounts, owns substantially all of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

Mutual of America currently owns a significant amount, but less than a majority, of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 27. Number of Contractowners

As of March 31, 2013, there were 359,188 owners in Separate Account No. 2, 143,184 of whom were attributable to Contracts registered under SEC File No. 2-90201; 212,748 of whom were attributable to Contracts registered under SEC File No. 33-11023; and 3,256 of whom were attributable to Contracts registered under SEC File No. 33-5609, all of which are qualified.

Item 28. Indemnification

Charter of Depositor. The Charter of Mutual of America provides in substance that no director or officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director’s acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.

By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a “person”) against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by Chartis, with excess coverage by CNA, The Hartford, and Chartis, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $10 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. The deductible for life insurance company fiduciary liability coverage (errors and omissions) is $1,000,000 for the entity.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)                    Mutual of America Life Insurance Company, the depositor and principal underwriter of the Registrant, also acts as depositor and principal underwriter of Mutual of America Separate Account No. 3 and as principal underwriter of the Mutual of America Investment Corporation, and The American Separate Account No. 2 and The American Separate Account No. 3 of Wilton Reassurance Life Company of New York, formerly known as The American Life Insurance Company of New York.

(b)                    The name, business address and position of each senior officer and director of Mutual of America are listed in Item 25 above.

(c)                     The principal underwriter receives no compensation or commissions from the registrant for its services in distributing the variable insurance contracts.

Item 30. Location of Accounts and Records.

Registrant’s books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America’s Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 29th day of April, 2013.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2 (REGISTRANT)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/S/ James J. Roth
James J. Roth
Executive Vice President and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2013.

Signature	Title

*	Chairman of the Board, President and Chief Executive
Thomas J. Moran	Officer; Director (Principal Executive Officer)

*
John R. Greed	Senior Executive Vice President and Chief Financial Officer; Director

*
Clifford L. Alexander, Jr.	Director

*
Kimberly A. Casiano	Director

*
Roselyn P. Epps, M.D.	Director

*
Earle H. Harbison, Jr.	Director

*
Maurine Haver	Director

*
Frances R. Hesselbein	Director

*
Lasalle D. Leffall, Jr., M.D.	Director

*
Connie Mack, III	Director

*
Robert J. McGuire	Director

*
Roger Porter	Director

*
Peter J. Powers	Director

*
Dennis J. Reimer	Director

*
Elie Wiesel	Director

*By:	/s/ James J. Roth
James J. Roth
Attorney-in-Fact

List of Exhibits

EX-99(10)	Consent of KPMG, LLP